Registration Nos. 333-35350
                                                                       811-09725
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                         Post-Effective Amendment No. 2
                                       to
                             REGISTRATION STATEMENT
                                       on
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                  ------------

                         THE GUARDIAN SEPARATE ACCOUNT N
                              (Exact Name of Trust)

                                  ------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               (Name of Depositor)

                  7 Hanover Square, New York, New York 10004
                (Complete Address of Principal Executive Offices)

                                  ------------

                          RICHARD T. POTTER, JR., ESQ.
                 The Guardian Insurance & Annuity Company, Inc.
                                7 Hanover Square
                            New York, New York 10004
                     (Name and address of agent for service)


                                    Copy to:
                                   Steve Roth
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004


                                  ------------

      It is proposed that this filing will be effective (check appropriate box):


           |_|   immediately upon filing pursuant to paragraph (b), or
           |X|   on May 1, 2002 pursuant to paragraph (b)
           |_|   60 days after filing pursuant to paragraph (a)(i), or
           |_|   on May 1, 2002 pursuant to paragraph (a)(i) of Rule 485


      If appropriate, check the following box:

           |_| this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                            ------------------------


The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on March 25, 2002.


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                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

N-8B-2 Item                         Heading in Prospectus
-----------                         ---------------------
1,2,3,51(a).....................    Cover Page; Summary
4...............................    Distribution of the policy and other
                                    contractual arrangements
5...............................    Summary
6(a)............................    The variable investment options
6(b)............................    The variable investment options
7...............................    Not Applicable
8...............................    Financial Statements of the Guardian
                                    Separate Account N
9...............................    Legal proceedings
10(a),(b).......................    Partial withdrawals; your right to Cancel
                                    your policy; Surrendering your policy
10(d)...........................    Fixed-benefit insurance during the
                                    first 24 months; Transfers between the
                                    investment options; Dollar cost averaging
                                    transfer option; Decreasing the face amount
10(e)...........................    Premiums (Default; Grace Period;
                                    Reinstating your policy)
10(f)...........................    Voting rights
10(g),(h).......................    Rights Reserved by GIAC
10(i),44(a),51(g)...............    Premiums; Benefits and policy values; Policy
                                    proceeds
11..............................    The variable investment options
12..............................    The variable investment options
13(a),(b),(c),51(g).............    Premiums, deductions and charges
13(d),(g).......................    Not Applicable
13(e),(f).......................    Deductions and charges; Distribution of the
                                    policy and other contractual arrangements
14..............................    Issuing the policy
15..............................    Premiums (How your premiums are allocated;
                                    Crediting payments)
16..............................    Premiums (How your premiums are allocated;
                                    Transfers between the investment options);
                                    Dollar cost averaging transfer option;
                                    Policy loans
17..............................    Surrendering your policy; Partial
                                    withdrawals; Your right to cancel your
                                    policy; Policy proceeds
18..............................    The variable investment options
19..............................    Communications from GIAC
20..............................    Not Applicable
21(a),(b).......................    Policy Loans; Premiums (Automatic Premium
                                    Loan); Policy proceeds
21(c),22,23.....................    Not Applicable
24..............................    Payment options; Limits to GIAC's Right to
                                    Challenge a Policy; Other information
25,27,29,48.....................    Summary
26..............................    Not Applicable
28..............................    GIAC's Management
30,31,32,33,34,35,36,37.........    Not Applicable
38,39,41(a).....................    Distribution of the policy and other
                                    contractual arrangements
40..............................    The variable investment options (The Funds'
                                    Investment Advisers)
41(b),(c),42,43.................    Not Applicable
44(a)...........................    Premiums; Benefits and policy values
44(b)...........................    Exhibits
44(c)...........................    Premiums
45..............................    Not Applicable
46(a),47........................    Benefits and policy values (Amounts in the
                                    Separate Account; Net investment factor);
                                    Policy Proceeds
46(b)...........................    Not Applicable
49,50...........................    Not Applicable
51(b)...........................    Cover Page
51(c),(d).......................    Death benefit options; Deductions and
                                    charges; Cost of insurance charge;
                                    Deductions from the Separate Account
51(e),(f).......................    The Policyowner; The Beneficiary
51(h),(i),(j)...................    Not Applicable
52(a),(c).......................    Rights Reserved by GIAC
52(b),(d).......................    Not Applicable
53(a)...........................    GIAC's Taxes
53(b),54,55,56,57,58............    Not Applicable
59..............................    Financial Statements of the Guardian
                                    Separate Account N

May 1, 2002

PROSPECTUS FOR PARK AVENUE SVUL -- MILLENNIUM SERIES(R)


PARK AVENUE SVUL -- Millennium Series(R) (Park Avenue SVUL) is a survivorship variable universal life insurance policy providing lifetime insurance protection. It also offers flexibility in the timing and amount of the premiums you pay, how your premiums are invested, and the amount of coverage you have, but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.


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A prospective purchaser should evaluate the need for life insurance and the policy's long term investment potential before buying a policy. In addition, it may not be advantageous to terminate existing life insurance coverage and replace it with a Park Avenue SVUL policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account N (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for:

o The Guardian Variable Contract Funds, Inc.
  - The Guardian Stock Fund
  - The Guardian VC 500 Index Fund
  - The Guardian VC Asset Allocation Fund
  - The Guardian VC High Yield Bond Fund
o The Guardian Bond Fund, Inc.
o The Guardian Cash Fund, Inc.
o GIAC Funds, Inc.
  - Baillie Gifford International Fund
  - Baillie Gifford Emerging Markets Fund
  - The Guardian Small Cap Stock Fund

o AIM Variable Insurance Funds (Series 1)
  - AIM V.I. Capital Appreciation Fund
  - AIM V.I. Global Utilities Fund
  - AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)

o Davis Variable Account Fund, Inc.
  - Davis Financial Portfolio
  - Davis Real Estate Portfolio
  - Davis Value Portfolio

o Fidelity Variable Insurance Products Fund
    (Service Class 2)
  - Fidelity VIP Contrafund(R) Portfolio
  - Fidelity VIP Equity-Income Portfolio
  - Fidelity VIP Growth Opportunities Portfolio
  - Fidelity VIP Mid Cap Portfolio

o Gabelli Capital Series Funds, Inc.
  - Gabelli Capital Asset Fund
o Janus Aspen Series (Institutional Shares)
  - Janus Aspen Aggressive Growth Portfolio
  - Janus Aspen Capital Appreciation Portfolio
  - Janus Aspen Growth Portfolio
  - Janus Aspen Worldwide Growth Portfolio
o MFS(R) Variable Insurance Trust(SM) (Initial Class)
  - MFS Emerging Growth Series
  - MFS Investors Trust Series (formerly MFS Growth With Income Series)
  - MFS New Discovery Series
  - MFS Research Series
  - MFS Total Return Series
o Value Line Strategic Asset Management Trust
o Value Line Centurion Fund


o Alliance Variable Products Series Fund, Inc. (Class B)
  - Alliance Growth & Income Portfolio
  - Alliance Premier Growth Portfolio
  - Alliance Technology Portfolio
  - AllianceBernstein Value Portfolio


These funds correspond to the policy's variable investment options. You can also allocate premiums to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option.


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These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.


The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.


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     CONTENTS
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Summary ..................................................................     1

About the Park Avenue SVUL Policy
- Issuing the policy .....................................................    13
- The Policyowner ........................................................    14
- The Beneficiary ........................................................    14


Benefits and policy values ...............................................    15
- Additional sum insured .................................................    15
- No Lapse Guarantee .....................................................    16
- Death benefit options ..................................................    16
- Changing your death benefit option .....................................    19
- Paying the death benefit ...............................................    20
- Policy values ..........................................................    21

Premiums, deductions and charges .........................................    23
- Premiums ...............................................................    23
- Deductions and charges .................................................    25

Your allocation options ..................................................    38
- The variable investment options ........................................    38
- The fixed-rate option ..................................................    46

Special features of your policy ..........................................    47
- Policy loans ...........................................................    47
- Decreasing the face amount .............................................    49
- Increasing the face amount .............................................    50
- Partial withdrawals ....................................................    51
- Surrendering your policy ...............................................    53
- Transfers between the investment options ...............................    54
- Transfers from the fixed-rate option ...................................    55
- Dollar cost averaging transfer option ..................................    56
- Policy proceeds ........................................................    56
- Exchanging a policy ....................................................    58
- Payment options ........................................................    59

Tax considerations .......................................................    61
- Tax status of the policy ...............................................    61
- Treatment of policy proceeds ...........................................    62
- Exchanges ..............................................................    63
- Policy split option ....................................................    63
- Policy changes .........................................................    63
- Estate and generation skipping transfer taxes ..........................    64
- Tax shelter regulations ................................................    64
- Alternative minimum tax ................................................    65
- Possible tax law changes ...............................................    65
- GIAC's taxes ...........................................................    65
- Income tax withholding .................................................    65

Rights and responsibilities ..............................................    66
- Assigning the rights to your policy ....................................    66
- Voting rights ..........................................................    66
- Limits to GIAC's right to challenge a policy ...........................    67
- Rights reserved by GIAC ................................................    68
- Your right to cancel your policy .......................................    69


Other Information ........................................................    70
- Distribution of the policy and other contractual arrangements ..........    70
- Communications we'll send you ..........................................    71
- Telephone and electronic services ......................................    71
- Special provisions for group or sponsored arrangements .................    72
- Legal considerations for employers .....................................    73
- Advertising practices ..................................................    73
- Legal proceedings ......................................................    74
- Legal matters ..........................................................    74
- Registration statement .................................................    74
- Financial statements ...................................................    74
- Financial and actuarial experts ........................................    74
- GIAC's management ......................................................    75


Special terms used in this prospectus ....................................    77


Financial Statements of The Guardian Separate Account N ..................    80

Consolidated Financial Statements of
  The Guardian Insurance & Annuity Company, Inc. .........................   106

Appendices A to D ........................................................   123


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The Park Avenue SVUL policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

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     SUMMARY
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THIS SUMMARY outlines the principal features of your Park Avenue SVUL survivorship variable universal life insurance policy. It is qualified by the detailed explanation which follows and the terms of your SVUL policy. We deliver this prospectus with a copy of the prospectuses for each of the mutual funds corresponding to the variable investment options in which you may invest your Park Avenue SVUL premiums.

      Please read this prospectus and the fund prospectuses carefully before investing.

      Terms we've used
--------------------------------------------------------------------------------
      In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We've used italic script to highlight these terms the first time they appear in the text.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

o     a death benefit that is not taxable to your beneficiary

o     a cash value that can grow, with taxes on the growth being deferred.

You allocate your net premium payments and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That's why it's called variable life insurance. Under a variable universal life insurance policy, you are also able to change:

o     the death benefit option

o     your policy's face amount, and

o     the frequency and amounts of payments.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value.

WHO CAN BUY A PARK AVENUE SVUL POLICY?

You can buy an SVUL policy if:

o     you live in a state or jurisdiction where we offer the policy,

o the persons being insured are between the ages of 20 and 90 and meet our insurance requirements, and

o     no more than one of the insureds is in the uninsurable risk class.

Consult your legal or tax adviser about the consequences of exchanging your existing policy for a Park Avenue SVUL policy. See the sections in this prospectus called Deductions and charges, Tax considerations, and Special provisions for group or sponsored arrangements.


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S U M M A R Y                                             P R O S P E C T U S  1
                                                          ----------------------

      Benefits
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      There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

WHAT ARE THE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the surviving insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that's paid to the beneficiary.

Death benefits

You have a choice of three death benefit options with this policy:

o under Option 1, the death benefit is a fixed amount, your policy's face amount.

o under Option 2, the death benefit is a variable amount, based on your policy's face amount and the value of the investments held in your policy, your policy account value. These values can change depending on the performance of the investments held in your policy.

o under Option 3, the death benefit is an amount based on your policy's face amount and the sum of your net accumulated premiums. The death benefit amount will increase when you make premium payments, but will decrease when you make partial withdrawals.

You may choose among these options, with some restrictions, until the policy anniversary (the anniversary each year of the date your policy was issued) closest to the younger insured's 100th birthday. On or after this date, the death benefit will be the policy account value.

You can change your policy's death benefit option on any policy anniversary after your policy has been in force for one year, and as long as either insured is still living. If you want option 3, you must select it at issue; you cannot change to Option 3 after that time. If you are changing from Option 1 to Option 2, you will need to prove that the insureds meet our insurance requirements. For more information see Death benefit options.

Additional sum insured

You may purchase an additional sum insured when this policy is issued. The additional sum insured will be part of your policy's face amount. This option may not be available in all jurisdictions. See Benefits and policy values.


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2  P R O S P E C T U S                                             S U M M A R Y
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Rider benefits

Riders are a way to add to the coverage offered by your policy. The following riders are offered under this policy. They are subject to GIAC's insurance and policy issuing requirements, and all may not be available in all states:

o     survivorship adjustable annual renewable term rider

o     guaranteed coverage rider

o     select security rider

o     exchange of insureds rider

o     single life term rider

o     policy split option

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage and how long you want this additional coverage for, and the age and underwriting classifications of the insureds. Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.

The cost of any rider benefits you have added to your policy will be included in your monthly deduction, which is withdrawn from your policy account value each month.

HOW MUCH DO WE PAY OUT IF THE INSURED DIES?


The amount we pay when the surviving insured dies is:


o the proceeds of the death benefit option in effect as of the monthly processing date immediately preceding the surviving insured's death, plus

o     the extra insurance provided by any riders included in your policy, minus

o any outstanding policy loans, plus accrued interest, as of the date of the surviving insured's death, minus

o     as of the date of the surviving insured's death, the lesser of:

      o     any premium required under the no lapse guarantee, or

      o the amount required to bring the cash surrender value up to zero, and minus

o any partial withdrawals between the last monthly processing date and the date of death of the surviving insured.

If Option 3 is in effect when the surviving insured dies, the amount we pay will increase by the amount of premiums paid between the last monthly processing date and the date of death.

We pay these benefits in a lump sum, or under one of the options described in Payment options.


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S U M M A R Y                                             P R O S P E C T U S  3
                                                          ----------------------

      Paying premiums
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      After you have paid the initial premium, you may pay premiums on your policy at any time and in any amount while either insured is alive.

HOW MUCH DO YOU HAVE TO PAY IN PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force.
  There are several types of premiums associated with your Park Avenue SVUL, which together form your policy premium. They are:

o the initial premium, which you pay to begin your policy. It must be at least one-sixth of your minimum annual premium,

o the minimum annual premium, which is set out in your policy. It is used to calculate the amount of premium that must be paid as of the most recent monthly processing date to satisfy the No Lapse Guarantee Premium Test during the first three years of your policy,

o your planned premium, which is a premium amount that you choose when you apply for a policy. You do not have to pay your planned premiums; however, we will send you reminder notices for them,

o your target premium, which is based on the insureds' ages, sex (unless gender-neutral rates are required by law), riders, face amount and underwriting class. It is used to determine premium charges and agent commissions. You have a separate target premium for your policy (including any additional sum insured) and for each policy segment that you add to your policy in order to increase its face amount. Certain riders also have target premiums associated with them.

After you have paid the initial premium, you may pay premiums on your policy at any time and in any amount while either insured is alive. However, if the cash value of your policy is not sufficient to cover the monthly deduction from your policy, your policy may lapse, unless the No Lapse Guarantee is in effect and you have satisfied its requirements. We will warn you if your policy is in danger of lapsing.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue SVUL policy. Each of these charges is outlined below and in detail in Deductions and charges. Some of these charges can vary, depending on certain circumstances, and there may be a guaranteed or maximum charge, and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the maximum charge. We will tell you if we increase these charges.

Charges deducted from your policy premiums

During each of the first 12 policy years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you have paid one target premium in a policy year, and 4% is deducted from premiums paid in excess of the target premium. After the 12th year, this charge drops to 4% for premiums paid in a policy year, until you have paid one target premium, and no charge for premiums paid in excess of one target.


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4  P R O S P E C T U S                                             S U M M A R Y
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The monthly deduction

We deduct certain charges from your policy account value on the same date each month. The monthly deduction consists of the following:

Administrative Charges: There are two administrative charges. At the beginning of each policy month, we will deduct an administrative charge of $7.50. In addition, for the first 12 policy years after issue or after an increase in face amount, we will deduct a monthly charge based on the age, sex, and underwriting class of the younger insured and the basic sum insured amount at the time the policy is issued or the face amount increased.


Mortality and expense risk charge: This charge is based on the policy account value in the variable investment options and is guaranteed never to exceed the current rates stated below plus 0.25% of the policy account value. Through the twelfth policy anniversary, we will deduct a monthly charge at a current annual rate of 0.60% of the policy account value in the variable investment options. Starting in the thirteenth policy year, we will deduct a monthly charge at a current annual rate of 0.40% of the policy account value in the variable investment options, up to the account value breakpoint, and 0.20% on the amount in excess of the account value breakpoint. See Charges and deductions (Mortality and expense risk charge).

Cost of insurance charge: This charge is based on our current cost of insurance rates for insured people of the same age, sex, policy duration (the number of policy years that have elapsed since the policy date) and underwriting class as each insured under your policy. The maximum that we can charge for each $1,000 of the net amount at risk (the difference between your policy's death benefit and your policy account value) is set out in your policy. See Charges and deductions (Cost of insurance charge).


Charges for additional insurance benefits: If you buy additional insurance coverage by adding one or more riders to your policy, the charges will be deducted monthly from your policy account value.

After the anniversary closest to the younger insured's 100th birthday, whether or not the younger insured is alive, all monthly deductions cease.

Transaction deductions

We deduct these charges from the policy account value when you ask us to do certain transactions. The charges are as follows:

Surrender charge: This charge applies if you surrender your policy or let it lapse during the nine years following issue or an increase in face amount. The surrender charge during the first policy year is set forth in your policy. It declines proportionally each year until it is zero after 9 years. The charge will vary depending on the insureds' ages when the policy was issued or the face amount increased, sex and underwriting classes.


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S U M M A R Y                                             P R O S P E C T U S  5
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Transfer charge: After you make twelve transfers of policy account value among the allocation options within a policy year, we may charge you $25 for each additional transfer. We don't currently impose this charge.

Deductions associated with the Separate Account

We have the right to charge the Separate Account to cover any taxes that are applicable to the Separate Account or the policies. We don't currently impose this charge.

Deductions associated with the mutual funds

Daily deductions are made from the value of the mutual funds in which you invest through the Separate Account, to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. The fees and expenses vary for each mutual fund and are described in more detail in the fund prospectuses.

WHAT ARE YOUR ALLOCATION OPTIONS?


You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. Your premiums and policy account value may be allocated to a maximum of twenty allocation options at one time.


Each variable investment option invests in a series of a mutual fund. The value of these options, and your policy account value in them, will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for amounts allocated to the variable investment options.


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6  P R O S P E C T U S                                             S U M M A R Y
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      Allocation options
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      You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. Your premiums and policy account value may be allocated to a maximum of twenty allocation options at one time.

The mutual funds that are currently available through the variable investment options are:

o The Guardian Variable Contract Funds, Inc.
  - The Guardian Stock Fund
  - The Guardian VC 500 Index Fund
  - The Guardian VC Asset Allocation Fund
  - The Guardian VC High Yield Bond Fund
o The Guardian Bond Fund, Inc.
o The Guardian Cash Fund, Inc.
o GIAC Funds, Inc.
  - Baillie Gifford International Fund
  - Baillie Gifford Emerging Markets Fund
  - The Guardian Small Cap Stock Fund

o AIM Variable Insurance Funds (Series I)
  - AIM V.I. Capital Appreciation Fund
  - AIM V.I. Global Utilities Fund
  - AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)

o Davis Variable Account Fund, Inc.
  - Davis Financial Portfolio
  - Davis Real Estate Portfolio
  - Davis Value Portfolio

o Fidelity Variable Insurance Products Fund (Service Class 2)
  - Fidelity VIP Contrafund(R) Portfolio
  - Fidelity VIP Equity-Income Portfolio
  - Fidelity VIP Growth Opportunities Portfolio
  - Fidelity VIP Mid Cap Portfolio

o Gabelli Capital Series Funds, Inc.
  - Gabelli Capital Asset Fund
o Janus Aspen Series (Institutional Shares)
  - Janus Aspen Aggressive Growth Portfolio
  - Janus Aspen Capital Appreciation Portfolio
  - Janus Aspen Growth Portfolio
  - Janus Aspen Worldwide Growth Portfolio
o MFS(R) Variable Insurance Trust(SM) (initial class)
  - MFS Emerging Growth Series
  - MFS Investors Trust
      (formerly MFS Growth with Income Series)
  - MFS New Discovery Series
  - MFS Research Series
  - MFS Total Return Series
o Value Line Strategic Asset Management Trust
o Value Line Centurion Fund

o Alliance Variable Products Series Fund, Inc. (Class B)
  - Alliance Growth & Income Portfolio
  - Alliance Premier Growth Portfolio
  - Alliance Technology Portfolio
  - AllianceBernstein Value Portfolio


You will find the investment objectives, policies, risks, fees and expenses for each of these funds listed in the accompanying prospectus for that fund. You should read the corresponding fund prospectus carefully before investing in any variable investment option. For a summary of this information see The variable investment options.

Amounts allocated to the fixed-rate option earn a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option in its sole discretion and guarantees your principal and interest under this option.


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S U M M A R Y                                             P R O S P E C T U S  7
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      Withdrawing money
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      After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy's net cash surrender value. You may also borrow up to 90% of your policy's cash surrender value less any interest due on the outstanding policy debt and the amount borrowed at the next policy anniversary. You may at any time surrender your policy for the net cash surrender value.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

To the extent that the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. You may choose up to twenty allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU'VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy's net cash surrender value. The net cash surrender value is your policy account value minus any surrender charges and policy debt.

You may also borrow up to 90% of your policy's cash surrender value less: (i) any outstanding policy debt; (ii) any interest due at the next policy anniversary on the outstanding policy debt; and (iii) any interest that will be due at the next policy anniversary on the amount being borrowed. The cash surrender value is the policy account value minus any surrender charges. We will charge you an annual interest rate of 5% on all outstanding loans that you have taken against your policy. This rate will decrease to 4.5% after your policy's 20th anniversary.

You may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage.

      Tax on increases
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      Increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the surviving insured dies.

HOW IS YOUR POLICY AFFECTED BY TAXES?

Increases in the value of your policy and the death benefit

We believe it is reasonable to conclude that your Park Avenue SVUL policy will receive the tax benefits generally associated with life insurance contracts under existing federal tax laws. This means that increases in the value of your policy should not be taxed unless you make a withdrawal in excess of your "basis" in the policy -- which is generally equal to the total amount that you have paid in premiums -- (or, in some cases, take a loan) or surrender your policy before the surviving insured dies. Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the surviving insured dies. We believe that the money the beneficiary receives when the surviving insured dies generally should not be subject to federal income tax, but may be subject to federal estate taxes or generation skipping transfer taxes. See Tax Considerations.


----------------------
8  P R O S P E C T U S                                             S U M M A R Y
----------------------

Policy changes
--------------------------------------------------------------------------------
With certain restrictions, you may:

o     request an increase or decrease in the face amount of your policy


o exchange your Park Avenue SVUL Policy for a level premium fixed benefit life insurance policy


o     cancel your policy after it has been issued.

See accompanying text for details.

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

On or after your first policy anniversary you may request a decrease in the face amount. The decrease must be at least $5,000, and at least one insured must be alive when we receive your request. The new face amount cannot be lower than GIAC's current minimum face amount. See Decreasing the face amount.

Increasing the face amount of the policy

Provided both insureds are living, on your first policy anniversary, and on each anniversary up to and including the anniversary nearest the younger insured's 70th birthday, you may request an increase in your policy's face amount. The increase is subject to evidence of insurability, and must be for at least $10,000. The amount of each increase will be treated as a separate policy segment, with its own underwriting class, cost of insurance rates, surrender charges, administrative charges, target premiums, and, during the first three policy years, minimum annual premium.

After you increase the face amount, your new premiums will be applied first to the target premium on your original policy, and then to the target premium for any policy segments, in the order that you bought them. See Increasing the face amount.

Exchanging your Park Avenue SVUL policy for a fixed-benefit life insurance policy


At any time prior to the second policy anniversary, you may exchange all or a portion of your Park Avenue SVUL policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates. If you do this, you don't have to prove that the persons being insured meet our insurance requirements for issuing a policy. There may be a credit or a cost to be paid. See Special features of your policy.


Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within:

o     10 days after you receive your policy, or

o     45 days after you sign the completed application for your policy.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.


                                                          ----------------------
S U M M A R Y                                             P R O S P E C T U S  9
                                                          ----------------------

      Could your policy lapse?
--------------------------------------------------------------------------------
      Your policy may lapse if you don't pay enough policy premium or if you have excess policy debt.

COULD YOUR POLICY LAPSE?

Your policy may lapse if its net cash surrender value is less than zero after deducting the monthly deduction in a given month, and you do not make the required premium payment within 61 days of the time the monthly deduction is due.

For the first three years of your policy the No Lapse Guarantee ensures that it will not lapse, even if the net cash surrender value of your policy is insufficient to pay the policy's monthly deduction in a given month, so long as the No Lapse Guarantee Premium Test is met. See Premiums and No Lapse Guarantee.

Your policy may also lapse if you have not made a loan repayment 61 days after the monthly date on which the amount of any unpaid loans or interest exceeds your policy's cash surrender value.

We will warn you at least 30 days in advance if we see that your policy is in danger of lapsing. We will tell you the premium or the portion of your loan that you must pay in order to keep your policy in force, and will keep your policy in force if we receive the required payment when requested. See Grace Period.

HOW CAN YOU COMMUNICATE WITH US?

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

o     your policy number

o     the full name of all policyowners

o     the full name of the insured, and

o     your current address.

Our address for regular mail is:
  The Guardian Insurance & Annuity Company, Inc.
  P.O. Box 26210
  Lehigh Valley, PA 18002-6210

Our address for registered, certified or express mail is:
  The Guardian Insurance & Annuity Company, Inc.
  3900 Burgess Place
  Bethlehem, PA 18017


If you need information on the value of your policy, you may call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time.



-----------------------
10  P R O S P E C T U S                                            S U M M A R Y
-----------------------

WHO ISSUES YOUR PARK AVENUE SVUL POLICY?


Your Park Avenue SVUL policy is issued, through its Separate Account N, by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance in all 50 states of the United States of America and the District of Columbia. As of December 31, 2001, our total assets (gaap basis) exceeded $9 billion.


We are wholly owned by The Guardian Life Insurance Company of America (Guardian
Life). The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC's ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue SVUL policies, and does not guarantee the benefits provided by the policy.


                                                         -----------------------
S U M M A R Y                                            P R O S P E C T U S  11
                                                         -----------------------

The Park Avenue SVUL policy diagram(1)
--------------------------------------------------------------------------------

POLICY PREMIUMS                         o-------------- Less ------> Premium charge
                 |
                 |
                 |
                 |

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT
                                                                     Fund level expenses
THE MUTUAL FUNDS                         o------------- Less ------> Advisory fees and other expenses
(including any investment return)

Guardian Investor Services LLC
The Guardian Stock Fund
The Guardian VC Asset Allocation Fund
The Guardian VC High Yield Bond Fund
The Guardian VC 500 Index Fund
The Guardian Small Cap Stock Fund
The Guardian Bond Fund
The Guardian Cash Fund

Guardian Baillie Gifford Limited
Baillie Gifford International Fund
Baillie Gifford Emerging Markets Fund

Value Line, Inc.
Value Line Centurion Fund                                            Policy level expenses
Value Line Strategic Asset Management Trust  o--------- Less ------> Monthly deductions
                                                                     o Administrative charges
Gabelli Funds, LLC                                                   o Mortality and expense risk charge
Gabelli Capital Asset Fund                                           o Charge for the cost of insurance
                                                                     o Charge for additional insurance benefits
Davis Selected Advisers, LP
Davis Financial Portfolio
Davis Real Estate Portfolio
Davis Value Portfolio

Janus Capital Management LLC
Janus Aspen Aggressive Growth Portfolio
Janus Aspen Capital Appreciation Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Worldwide Growth Portfolio

Massachusetts Financial Services Company
MFS Emerging Growth Series
MFS Total Return Series
MFS Investors Trust Series
MFS Research Series
MFS New Discovery Series

A I M. Advisors, Inc
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
AIM V.I. Global Utilities Fund

Fidelity Managment & Research Company
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Equity Income Portfolio
Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Mid Cap Portfolio

Alliance Capital Management L.P.
Alliance Growth & Income Portfolio
Alliance Premier Growth Portfolio
Alliance Technology Portfolio
AllianceBernstein Value Portfolio

FIXED-RATE OPTION               LOAN ACCOUNT
(plus interest credited)        (plus loan interest account)

                                 o-------------------- Less-------> Transaction deductions
                                                                    o Surrender charge
---------------------------------------------
CASH SURRENDER VALUE
---------------------------------------------
                                 o-------------------- Less-------> Policy Debt
---------------------------------------------
NET CASH SURRENDER VALUE
---------------------------------------------

--------------------------------------------------------------------------------

(1) This diagram excludes the transfer charge which is not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.


-----------------------
12  P R O S P E C T U S                                            S U M M A R Y
-----------------------

--------------------------------------------------------------------------------
     ABOUT THE PARK AVENUE SVUL POLICY
--------------------------------------------------------------------------------

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy's terms will vary depending on where you live. These will be outlined in the policy we send you.

--------------------------------------------------------------------------------

      Issuing the policy
--------------------------------------------------------------------------------
      A Park Avenue SVUL insurance policy must have basic sum insured coverage of at least $250,000.

ISSUING THE POLICY

A Park Avenue SVUL insurance policy must have basic sum insured coverage of at least $250,000. To issue a policy:

o the insureds must be between 20 and 90 and meet our insurance requirements,

o     no more than one of the insureds can be in the uninsurable risk class, and

o     you must live in a state or jurisdiction in which we offer the policy.

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Park Avenue SVUL policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Park Avenue SVUL policy or if your fixed-benefit policy contains a rider to permit you to purchase a Park Avenue SVUL policy. You may also be able to convert to a Park Avenue SVUL policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a whole life policy with a convertible term rider issued by us or by Guardian Life, you may receive a credit of up to one minimum annual premium if you convert it to a Park Avenue SVUL policy.

If you are interested in exchanging an existing policy for a Park Avenue SVUL policy, we recommend that you speak with your lawyer or tax adviser first. Replacing your existing policy may not be advantageous.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue SVUL policy with the same benefits for men and women.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy will only be allowed if it would allow you to qualify for a lower premium because the insureds were younger on an earlier policy date. On the date the policy is actually issued, we deduct the monthly deductions due from the backdated policy date to the issue date. We will not backdate a policy to a date before which the policy was available in the state of issue.


                                                         -----------------------
A B O U T   T H E   P O L I C Y                          P R O S P E C T U S  13
                                                         -----------------------

      The Policyowner
--------------------------------------------------------------------------------
      The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be an insured.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be an insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy's joint owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

If you are not an insured and die before the surviving insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the surviving insured, a successor owner may not be named, because the policy ends when you die.

      The Beneficiary
--------------------------------------------------------------------------------
      The beneficiary is the person you name to receive the proceeds when the surviving insured dies.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the surviving insured dies. You can change the beneficiary until the insured dies. Also, you may name a `contingent' beneficiary, who will receive the proceeds if the first beneficiary dies before the surviving insured, or a second or `concurrent' beneficiary, who will receive a portion of the proceeds when the surviving insured dies. The beneficiary must live longer than the surviving insured to qualify as a beneficiary, and has no rights under the policy until the surviving insured dies. If the surviving insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner's estate becomes the beneficiary. If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.


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14  P R O S P E C T U S                          A B O U T   T H E   P O L I C Y
-----------------------

--------------------------------------------------------------------------------
     BENEFITS AND POLICY VALUES
--------------------------------------------------------------------------------

ADDITIONAL SUM INSURED

If you choose death benefit Option 1 at issue, you may purchase an additional sum insured under the policy. This feature is only available at issue. If you wish to increase your face amount at any time thereafter, we will issue a new policy segment for the amount of the increase. See Increasing the face amount. The additional sum insured provides a level death benefit to age 100 of the younger insured. The amount of this coverage, if any, plus the basic sum insured are the two components of your policy's initial face amount. The minimum additional sum insured amount you can purchase is $25,000; the maximum amount cannot exceed 400% of the basic sum insured.

Coverage provided by the additional sum insured will be treated like coverage provided by the basic sum insured. In particular:

o it will affect the minimum death benefit under Section 7702 of the Internal Revenue Code; and

o it will affect the calculation of premiums for determining whether the policy is a modified endowment contract.

See Deductions and charges; Death benefit options; and Tax considerations.

You should consider several factors in deciding whether to purchase coverage as basic sum insured or additional sum insured, including:

o The additional sum insured has no additional surrender charges and the administrative charge is lower than the administrative charge for a comparable amount of basic sum insured.

o Cost of insurance rates for the additional sum insured are the same as for the basic sum insured.

o     The target premium for the additional sum insured is zero.

o The amount of premium charges you will pay may be less if you purchase coverage as additional sum insured, rather than basic sum insured.

o If the coverage provided by the additional sum insured is greater than the coverage under the basic sum insured at issue, you cannot purchase the Guaranteed Coverage rider.

o If you purchase an additional sum insured, you may not purchase coverage under the adjustable annual renewable term insurance rider.

You may purchase additional sum insured coverage only at issue and only if you select Option 1. If you change your death benefit option at any time, we will terminate the additional sum insured. Once terminated, the additional sum insured cannot be reinstated.

This option may not be available in all jurisdictions. Please check with your registered representative.


                                                         -----------------------
B E N E F I T S   A N D   P O L I C Y   V A L U E S      P R O S P E C T U S  15
                                                         -----------------------

NO LAPSE GUARANTEE

The No Lapse Guarantee ensures that your policy will not lapse, even if high surrender charges, poor investment performance, or excess policy debt mean that the net cash surrender value of your policy is not enough to pay the policy's monthly deductions on a monthly processing date. This guarantee is in effect for the first three years of your policy so long as the No Lapse Guarantee Premium Test is met.

To meet this test, as of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the sum of minimum annual premiums up to this date, as stated on page 3 of your policy. To calculate your minimum annual premium for the current policy year, we multiply your minimum annual premium by a ratio equal to:

 the number of completed policy months since the last policy anniversary plus 1
--------------------------------------------------------------------------------
                                       12

If you increase the face amount of your policy after the first policy year, your minimum annual premium will change, which in turn changes the amount that you must contribute in order to meet the No Lapse Guarantee Premium Test. As of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the original minimum annual premium for the period up to the increase, plus the new minimum annual premium for the period after the increase in your policy's face amount, multiplied by a ratio equal to:

         the number of completed policy months since the increase plus 1
--------------------------------------------------------------------------------
                                       12

If your policy does not meet the No Lapse Guarantee Premium Test, and the cash value is insufficient to cover the monthly deduction, you will have a 61-day grace period from that date to make a required premium payment or loan repayment if there is outstanding policy debt. If you do not make the required payment, the policy will lapse.

      Death benefit options
--------------------------------------------------------------------------------
      You have a choice of three death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy's face amount you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3. See accompanying text for details.

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fit your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy's face amount you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3.*

----------
* Option 3 may be appropriate for split dollar cases where an employer advances premium payments on behalf of an employee under an agreement that the employee will reimburse the premium advances.


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16  P R O S P E C T U S      B E N E F I T S   A N D   P O L I C Y   V A L U E S
-----------------------

      Minimum death benefit
--------------------------------------------------------------------------------
      The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly processing date is the policy account value multiplied by the death benefit factor shown in your policy on page 4.

Option 1

Under Option 1, your death benefit on any monthly processing date prior to the policy anniversary nearest the younger insured's 100th birthday is the greater of:

o     the face amount; or

o the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, if your investments perform well or you contribute more than the minimum annual premium and the policy account value increases by a sufficient amount, then the net amount at risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit on any monthly processing date prior to the policy anniversary nearest the younger insured's 100th birthday is the greater of:

o     the face amount plus the policy account value, if positive, or

o the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, your death benefit will vary based on your investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the face amount. The net amount at risk will not change unless we have to increase the death benefit to comply with
Section 7702 of the Internal Revenue Code.

Option 3

Under Option 3, your death benefit on any monthly processing date prior to the policy anniversary nearest the younger insured's 100th birthday is the greater of:

o     the face amount plus net accumulated premiums, or

o the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, as under Option 1, if your investments perform well, or you contribute more than the minimum annual premium and the policy account value increases by a sufficient amount, then the net amount at risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Regardless of which option you choose, after the policy anniversary closest to the younger insured's 100th birthday, whether or not the younger insured is alive, the death benefit is the policy account value. The tax consequences of continuing the policy beyond the younger insured's 100th birthday are unclear. You should consult a tax adviser for more information.


                                                         -----------------------
B E N E F I T S   A N D   P O L I C Y   V A L U E S      P R O S P E C T U S  17
                                                         -----------------------

If you make a partial withdrawal from your policy between the most recent monthly processing date and the death of the insured, the death benefit under all options will be reduced by the amount of your withdrawal. Under Option 3, the death benefit will be increased by the amount of any premium paid between the most recent monthly processing date and the date of death of the insured.

To qualify as insurance under the Internal Revenue Code, all three options must pay at least the minimum death benefit required under Section 7702. We calculate this minimum using the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test).

To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of the following:

o     the guideline single premium on the date the calculation is done, or

o the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the policy as calculated at the time the policy is issued or at the time of certain policy changes, including face amount increases and decreases, death benefit option changes and changes to rider amounts. It's generally based on "reasonable" mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.

The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the policy as calculated at the time the policy is issued. It's generally based on "reasonable" mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if those premiums are necessary to keep the policy in force.


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18  P R O S P E C T U S      B E N E F I T S   A N D   P O L I C Y   V A L U E S
-----------------------

To satisfy the Cash Value Corridor Test, the death benefit must at least equal the percentage of the policy account value shown in the following table:

Attained age                                Percentage of policy
of younger insured                          account value *
--------------------------------------------------------------------------------
0-40                                        250%
--------------------------------------------------------------------------------
40-45                                       250% - 215%
--------------------------------------------------------------------------------
45-50                                       215% - 185%
--------------------------------------------------------------------------------
50-55                                       185% - 150%
--------------------------------------------------------------------------------
55-60                                       150% - 130%
--------------------------------------------------------------------------------
60-65                                       130% - 120%
--------------------------------------------------------------------------------
65-70                                       120% - 115%
--------------------------------------------------------------------------------
70-75                                       115% - 105%
--------------------------------------------------------------------------------
75-90                                       105%
--------------------------------------------------------------------------------
90-95                                       105% - 100%
--------------------------------------------------------------------------------
95+                                         100%
================================================================================

* The percentage decreases uniformly as attained age of the younger insured increases within the age ranges.

The minimum death benefit required on any monthly processing date is equal to the policy account value on that date multiplied by the death benefit factor shown in your policy.

CHANGING YOUR DEATH BENEFIT OPTION

On any policy anniversary you may change your death benefit option, as long as either insured is alive when we make the change. You must send us your instructions in writing at our customer service office. Such changes take effect on the policy anniversary following or coinciding with our receipt of the request. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.


                                                         -----------------------
B E N E F I T S   A N D   P O L I C Y   V A L U E S      P R O S P E C T U S  19
                                                         -----------------------

If you change the death benefit option, we will change the policy's face amount to keep the death benefit the same immediately before and after the change.

If you're changing from Option 1 to Option 2, we will decrease the face amount by the lesser of (i) the policy account value on the date the change takes effect or (ii) the face amount divided by the applicable death benefit factor shown on page 4 of your policy. You must also prove that the insured meets our insurance requirements and we will terminate any additional sum insured.

If you're changing from Option 2 to Option 1, we will increase the face amount by the lesser of (i) the policy account value on the date the change takes effect, or (ii) the face amount divided by [the applicable death benefit factor, minus 1]. The applicable death benefit factor is shown on page 4 of your policy.

If you're changing from Option 3 to Option 1, we will increase the face amount by the amount of net accumulated premiums on the date the change takes effect.

If you're changing from Option 3 to Option 2, we will adjust the face amount by an amount equal to net accumulated premiums on the effective date of the change minus the lesser of: (i) policy account value on the effective date of the change or (ii) the face amount divided by the applicable death benefit factor shown on page 4 of your policy.

We will not permit any change if it results in a reduction of the face amount below our minimum face amount, currently $250,000. We will not approve any request to change from Option 1 or Option 2 to Option 3.

Any increase is applied directly to the initial face amount. A decrease reduces coverage in the same manner as a requested face amount decrease. See Decreasing the face amount.

We won't deduct a surrender charge or impose new surrender charges in connection with changes in the death benefit option.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the surviving insured has died while the policy was in effect. You must also provide us, at our customer service office, with due proof of the death of the first of the insureds to die as soon as death occurs, or as soon thereafter as is reasonably possible. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC's right to challenge a policy.


-----------------------
20  P R O S P E C T U S      B E N E F I T S   A N D   P O L I C Y   V A L U E S
-----------------------

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer or take a policy loan, or when we withdraw your monthly deduction, or make dollar cost averaging transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares. We calculate the unit value for each variable investment option at the end of each business day. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

Your policy account value is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Account or the Loan Interest Account as collateral for a policy loan. It is calculated as:

o     net premiums that you contribute to your policy; plus or minus

o any profit or loss generated by your policy account value in the variable investment options; plus

o any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Account and the loan interest account; minus

o     your total monthly deductions; minus

o     any partial withdrawals you've made, minus

o     any transfer charges.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. The amount of your surrender charge is based on the insureds' ages, sexes, underwriting classes, the amount of the basic sum insured, and a number of actuarial assumptions. There are no surrender charges after your policy or any face amount increase has been in effect for 9 years (in some cases the surrender charge period may be less than 9 years). Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt.


                                                         -----------------------
B E N E F I T S   A N D   P O L I C Y   V A L U E S      P R O S P E C T U S  21
                                                         -----------------------

      Cash surrender value and net cash surrender value
--------------------------------------------------------------------------------
      Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy or any face amount increase has been in effect for a maximum of 9 years. The net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, policy loans, unfavorable investment performance, surrender charges and the ongoing monthly deduction can cause a policy's net cash surrender value to drop below zero. Even if this happens, the policy will not lapse during the first three policy years if the No Lapse Guarantee is in effect and the No Lapse Guarantee Premium Test is satisfied. See No Lapse Guarantee. Certain rider benefits available under the policy may also prevent your policy from lapsing. See Appendix C.

Net investment factor

We calculate the unit value of each variable investment option on each business day by multiplying the option's immediately preceding unit value by the net investment factor for that day. We calculate the net investment factor as follows on each business day:

o the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current business day, plus

o the amount per share of any dividends or capital gains distributed by the fund on the current business day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

o the net asset value of one share of the same mutual fund at the close of the previous business day.

The accompanying prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.


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22  P R O S P E C T U S      B E N E F I T S   A N D   P O L I C Y   V A L U E S
-----------------------

--------------------------------------------------------------------------------
     PREMIUMS, DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------

PREMIUMS

Your policy will take effect once you have paid your initial premium, but not before your policy's issue date. Once it has taken effect you decide the amount of your premium payments and when you want to make them. However, your premiums must meet certain requirements for your policy to remain in force.

Your initial premium must equal at least one sixth of your minimum annual premium. The minimum annual premium is outlined in your policy, and is used to calculate your initial premium and compliance with the No Lapse Guarantee Premium Test. If the policy is to be issued based on premium payments made through a pre-authorized checking plan (i.e., Guard-o-matic), the initial premium must equal two pre-authorized payments.

When you set up your policy, you must choose a planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested unless you are paying your premiums through a pre-authorized checking plan. You are under no obligation to pay this premium as long as the net cash surrender value is sufficient to pay the monthly deduction when due.


All premiums must be paid to GIAC's customer service office. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan, in which case each premium must be at least $25. GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will be returned to the policyowner and not credited to the policy. No premiums may be paid after the policy anniversary closest to the insured's 100th birthday.


We may limit the amount that you can pay into your policy, including refusing or refunding premiums you pay, to attempt to preserve your policy's treatment as life insurance under federal tax laws.

Under the guideline premium test, the maximum premium we will accept in any policy year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment that violates these section 7702 limits with interest at an annual rate of 6% within 60 days of receipt of such premium.

Crediting payments

When you make a payment towards your policy, we will credit it according to your instructions. If you do not provide specific instructions, we will use the payment:

o     first to repay any policy debt

o     then, as a premium payment.


                                                         -----------------------
P R E M I U M S ,   D E D U C T I O N S                  P R O S P E C T U S  23
A N D   C H A R G E S                                    -----------------------

      Investing net premiums
--------------------------------------------------------------------------------
      When you make a payment towards your policy, the amount that remains after we deduct the premium charge is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

We normally credit your payment and allocate the net premium as of the business day we receive it, as long as we receive it at our customer service office by the close of the business day, which is 4:00 p.m. New York time. However, any payments that we receive before your policy has been issued will be held and credited on the policy issue date, and any payments that we receive after your policy has been issued that require additional underwriting will be held and credited as of the date the underwriting process is complete.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed-rate and variable investment options.

How your premiums are allocated

When you make a payment towards your policy, the amount that remains after we deduct the premium charge (see Deductions and charges) is the net premium. We invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.


As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form. The change will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.


Currently you may invest your net premiums and policy account value in up to 20 different allocation options, although we reserve the right to change this number from time to time.

Default

During the first three years of your policy, it is protected from lapsing by the No Lapse Guarantee as long as the No Lapse Guarantee Premium Test is met. This feature guarantees that your policy will not lapse, even if its net cash surrender value is not enough to pay your policy's monthly deduction on a monthly processing date. See No Lapse Guarantee.

If your policy does not meet this test, and your net cash surrender value isn't enough to cover your monthly deduction (or you have borrowed too much - see below), you will have a 61-day grace period to make a required payment. We will tell you that your policy is in danger of lapsing,


-----------------------
24  P R O S P E C T U S                  P R E M I U M S ,   D E D U C T I O N S
-----------------------                                    A N D   C H A R G E S
and the premium payment or loan repayment you must pay to keep it from lapsing, at least 30 days before the end of this grace period. If you must make a premium payment, the premium required will be the lesser of (i) the amount of the deficiency in the net cash surrender value, plus three times your policy's current monthly deduction or (ii) the amount necessary for your policy to meet the no lapse Guarantee Premium Test, plus one quarter of the minimum annual premium. If we do not receive the requested payment by the end of the 61-day grace period, the policy will lapse.

After the No Lapse Guarantee has ended, your policy will go into default if its net cash surrender value is less than the monthly deduction due at each monthly processing date. We will give you a 61-day grace period from the date of default to make a required payment. We will tell you that your policy is in danger of lapsing, and the premium or loan repayment you must pay to keep it from lapsing, at least 30 days before the end of this grace period. The required premium will be an amount equal to the difference between the monthly deduction due and the net cash surrender value, plus three times your policy's current monthly deduction.

If we do not receive the required payment by the end of the 61-day grace period, your policy will lapse without value.

Your policy will also go into default if the amount of any unpaid policy loans and interest, which is your policy debt, exceeds the value of the investments in your policy, minus any surrender charges. We will then tell you that a loan repayment is required. Your policy will lapse 61 days from the default date if you do not make the required loan repayment. The required repayment will be the amount by which policy debt exceeds cash surrender value. If the surviving insured person dies after we have mailed our notice that a loan repayment is due, but before the 61-day grace period is up, we will pay the beneficiary the policy's death proceeds minus the unpaid policy debt.

DEDUCTIONS AND CHARGES

There are various deductions and charges required to maintain your Park Avenue SVUL policy. These charges cover certain costs we incur with respect to the policies, including

o the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and policy owner statements, communications with insurance agents and other overhead costs.

o the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may also be higher than expected.

o the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies.


                                                         -----------------------
P R E M I U M S ,   D E D U C T I O N S                  P R O S P E C T U S  25
A N D   C H A R G E S                                    -----------------------

o our sales and promotional expenses, commissions, and local, state and federal taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the premium charge and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below.

Premium charge

During each of the first 12 policy years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you have paid one target premium in a policy year and 4% is deducted from premiums paid in excess of the target premium. After the 12th year, this charge drops to 4% for premiums paid in a policy year until you have paid one target premium in a policy year and no charge for premiums paid in excess of one target.

Your policy has a separate target premium for the initial face amount and for any additional coverage you have added through policy segments. The premium charge will be applied in the order that these were issued. In order to calculate your premium charge, we will allocate each premium you pay as follows:

o first to your policy's initial face amount, up to the target premium for that amount

o then to any policy segments that are in force, in the order that they were purchased, up to the target premium for each segment

o then proportionately, based on the target premium, among the initial face amount and any policy segments that are in force.


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26  P R O S P E C T U S                  P R E M I U M S ,   D E D U C T I O N S
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--------------------------------------------------------------------------------
Example

A 50 year-old male and 45 year-old female (both Preferred Plus underwriting class) buy a policy with a face amount of $500,000 on January 1, 2000. Five years later, on January 1, 2005, the same insureds, now ages 55 and 50 (still Preferred Plus underwriting class), request an increase in the face amount of $250,000. The initial target premium is $4,663, and the target premium for the increase is $2,998, bringing the total target premium to $7,661. Assume the policyowner pays $5,000 per year for the first 10 years and $8,000 per year for the next 10 years. The premiums are allocated as follows:

Years 1-5:     All premiums are allocated to the initial face amount since that is the only coverage.

Years 6-10:    Premiums up to the target for the initial face amount
               ($4,663) are allocated to the initial face amount, and the excess
               ($5,000 - $4,663 = $337) is allocated to the face amount increase.

Years 11-20:   Again, premiums up to the target for the initial face
               amount ($4,663) are allocated to the initial face amount. The excess amount up to the target premium for the face amount increase ($2,998) is allocated to the face amount increase. The remaining premium ($8,000 - 4,663 - 2,998 = $339) is allocated proportionally based on the target premium for each segment:
               Initial face amount: $339 x (4,663 / 7,661) = $206 Face amount increase segment:
               $339 x (2,998 / 7,661) = $133
               Therefore, the total premium allocated to the initial face amount is $4,663 + 206 = $4,869, and the total allocated to the face amount increase segment is $2,998 + 133 = $3,131.
--------------------------------------------------------------------------------

Note that all figures above are rounded to the nearest dollar.

The following chart shows the allocation of premiums and calculation of premium charges.

Premium Allocation

                                                               First Face
                             Initial Face Amount            Amount Increase
--------------------------------------------------------------------------------
                                          Premium                     Premium
Date                         Premium       Charge       Premium        Charge
--------------------------------------------------------------------------------
2000-2004                  $5,000.00     $  386.52     $       0     $       0
--------------------------------------------------------------------------------
2005-2009                   4,663.00        373.04        337.00         27.00
--------------------------------------------------------------------------------
2010-2011                   4,869.00        381.28      3,131.00        245.16
--------------------------------------------------------------------------------
2012-2016                   4,869.00        186.52      3,131.00        245.16
--------------------------------------------------------------------------------
2017-2019                   4,869.00        186.52      3,131.00        119.92
--------------------------------------------------------------------------------


                                                         -----------------------
P R E M I U M S ,   D E D U C T I O N S                  P R O S P E C T U S  27
A N D   C H A R G E S                                    -----------------------

      Monthly deductions
--------------------------------------------------------------------------------
      We deduct from the policy account value, on the same date each month, amounts for administrative costs, the cost of insuring the insured, the mortality and expense risk charge and any riders. These deductions are made proportionately from your investments in the fixed-rate and variable investment options.

Monthly deductions from the policy account value

We deduct from the policy account value, on the same date each month, amounts to cover administrative costs, the cost of insuring the insured, the mortality and expense risk charge and the cost of any riders. These deductions are made proportionately from your policy account value in the fixed-rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the younger insured's 100th birthday.

Administrative charges

We deduct a monthly charge of $7.50.

We also deduct a monthly charge based on the basic sum insured portion of the face amount on each monthly processing date for the first 12 policy years after issue or after any increase in face amount. The amount of this charge depends on the younger insured's age, sex and underwriting class when the policy is issued or the face amount is increased. This charge is not reduced if you decrease your face amount.

The charge will range from $0.09 to $0.65 per $1,000 of the basic sum insured. Representative monthly rates per $1,000 are shown in Appendix D. Your policy's charge is set forth in your policy.

There is also a charge of $0.01 per $1,000 of the amount of the additional sum insured and $0.01 per $1,000 of the amount of the survivorship adjustable annual renewal term rider per month for the first 12 years after issue.

Mortality and expense risk charge

We deduct this charge based on the policy account value in the variable investment options. Through the twelfth policy anniversary, we deduct a monthly charge at a current annual rate of 0.60% of the policy account value in the variable investment options. Starting in the thirteenth policy year, we deduct a monthly charge at a current annual rate of 0.40% of the policy account value in the variable investment options, up to the account value breakpoint, and 0.20% on the amount in excess of the account value breakpoint. The account value breakpoint is equal to $100,000 less any policy account value allocated to the fixed-rate option, but not less than zero. This charge is guaranteed never to exceed the current charge stated above plus 0.25% of the policy account value.

Cost of insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, duration, and underwriting class as each insured. Any additional rating charges which are applied to the insureds because either does not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners' Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. Our current cost of insurance rates are lower than the guaranteed maximum.


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28  P R O S P E C T U S                  P R E M I U M S ,   D E D U C T I O N S
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We calculate the cost of insurance charge by multiplying your policy's net amount at risk each month by the current cost of insurance rate that applies to the insureds, and dividing the result by $1,000. Your policy's cost of insurance charge is calculated before the calculation of the administrative charges, the mortality and expense risk charge and the cost of any additional benefit riders. A cost of insurance charge is determined separately for the basic sum insured, additional sum insured and each policy segment, and any survivorship adjustable annual renewable term coverage.

      Cost of insurance charge
--------------------------------------------------------------------------------
      This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

After the first policy year, we may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy. Changes in the health of either insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and underwriting class. We may increase this charge when we expect:

o     a higher number of deaths among people in a certain group

o     higher expenses or federal income taxes

o a higher number of policies that are allowed to lapse by their policyowners

o     an increase in state or local premium taxes

o     lower earnings

Generally, reducing the net amount at risk results in lower charges for cost of insurance. Decreasing the net amount at risk partly depends on the death benefit option you choose. The three options are explained under Death benefit options. If you choose Option 1, in which the death benefit is the face amount of your policy, you reduce the net amount at risk when you pay premiums. That's because premiums increase the policy account value. If you choose Option 2, in which the death benefit can increase to more than the face amount, paying premiums will not affect the net amount at risk.

If you choose Option 3, in which the death benefit is the face amount of your policy plus your net accumulated premiums, your net amount at risk could be lower if your investments perform well.

The net amount at risk can increase, for example, when we increase a policy's death benefit to meet the requirements of the Internal Revenue Code. See Death benefit options. Having a higher net amount at risk results in higher deductions for cost of insurance.

There will be different cost of insurance rates for the initial face amount of your policy and for each subsequent increase in the face amount. As a result, we calculate the net amount at risk separately for each segment of coverage.


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P R E M I U M S ,   D E D U C T I O N S                  P R O S P E C T U S  29
A N D   C H A R G E S                                    -----------------------

Your policy account value is allocated first to your policy's basic sum insured, then to the additional sum insured, and finally to each of the policy segments in the order that they were added to the policy. The maximum amount of your policy account value that will be allocated to any one policy segment or to the initial face amount is the amount that the policy segment or initial face amount provides as a death benefit, divided by 1.0032737. For the purposes of determining the net amount at risk, if the death benefit is increased due to the operation of death benefit Option 2 or 3, the increase will be allocated to the basic sum insured. If the death benefit is further increased due to Section 7702 of the Internal Revenue Code the increase will be allocated to the most recent policy segment.

Charges for additional insurance benefits

If you acquire additional insurance benefits by buying one or more riders to the policy, we will deduct rider costs. We deduct these from the policy account value monthly.

TRANSACTION DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

When you ask us to make certain transactions, we will take a transaction deduction from your policy account value. Except as described differently below, we will make these deductions from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

Surrender charge

During a period of time that will not exceed the first 9 policy years of the initial face amount and each policy segment, we impose a surrender charge if you:

o     surrender your policy, or

o     let your policy lapse.

The period during which the charge will be imposed depends on the age of the younger insured when the policy is issued or the face amount increased. Surrender charges range from $2.74 to $51.30 per $1,000 of the basic sum insured. Your policy's surrender charges are set forth on page 3 of your policy.


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30  P R O S P E C T U S                  P R E M I U M S ,   D E D U C T I O N S
-----------------------                                    A N D   C H A R G E S

The initial surrender charge is the surrender charge you will pay if you surrender your policy or your policy lapses before the first policy anniversary or first anniversary of a face amount increase. The initial surrender charge is shown in your policy and is based on the insureds' ages, sexes, and underwriting classes, the basic sum insured, and a number of actuarial assumptions. The surrender charge grades down each policy year over a maximum of 9 years as shown in the following chart:

              Grade down of Initial Surrender Charge Upon Lapse or
                  Surrender in the Indicated Year of Coverage

                      Based on Issue Age of Younger Insured

         --------------------------------------------------------------------------------------------------
Coverage    Up to                                                                                    Age 70
    Year   age 60       61       62       63       64       65       66       67       68       69   & over
--------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
       1   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
       2    88.9%    88.8%    88.6%    88.5%    88.4%    88.2%    88.1%    88.0%    87.8%    87.7%    87.5%
       3    77.8%    77.5%    77.3%    77.0%    76.7%    76.5%    76.2%    75.9%    75.6%    75.3%    75.0%
       4    66.7%    65.7%    64.8%    63.8%    62.8%    61.8%    60.7%    59.6%    58.5%    57.4%    56.3%
       5    55.6%    53.9%    52.3%    50.6%    48.8%    47.1%    45.2%    43.4%    41.5%    39.5%    37.5%
       6    44.4%    42.1%    39.8%    37.4%    34.9%    32.4%    29.8%    27.1%    24.4%    21.6%    18.8%
       7    33.3%    30.3%    27.3%    24.1%    20.9%    17.6%    14.3%    10.8%     73.%     3.7%     0.0%
       8    16.7%    12.9%     9.1%     5.2%     1.2%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%
       9     5.6%     1.1%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%
      10+    0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%

(all percentages rounded to nearest 0.1%)

Example: Assume the younger insured is 45 years old when the policy is issued and your initial surrender charge is $1,000. The policy has no additional policy segments. If you surrender your policy during the first policy year you would pay 100% of the initial surrender charge, or $1,000. If you surrendered your policy in the fourth policy year, you would pay 66.7% of the initial surrender charge, or approximately $667.00. If you surrender your policy in the ninth policy year you would pay 5.6% of the initial surrender charge, or approximately $56.00.

We do not reduce or deduct the surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct the surrender charge if you reduce or eliminate your coverage under a term rider, or reduce your face amount. The surrender charge shown on page 3 of your policy remains in effect until you either surrender your policy for its net cash surrender value or the policy lapses, at which time the surrender charge will be deducted, or until the expiration of the applicable surrender charge period.

A separate surrender charge is also calculated for each new policy segment, based on the coverage it provides and the insured's ages, sexes, and underwriting classes when it is added to your policy. This means that the total surrender charges under your policy will be the sum of the different surrender charges for your initial face amount and each policy segment. The surrender charge compensates us for administrative and sales-related expenses.

After we deduct any applicable surrender charge, a policy's net cash surrender value may be zero, particularly in the early policy years.


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P R E M I U M S ,   D E D U C T I O N S                  P R O S P E C T U S  31
A N D   C H A R G E S                                    -----------------------

--------------------------------------------------------------------------------
                                                                          Actual
                                                                       surrender
Policy                                                                    charge
year                                                                         ($)
--------------------------------------------------------------------------------
  1                                                                        4,227
--------------------------------------------------------------------------------
  2                                                                        3,757
--------------------------------------------------------------------------------
  3                                                                        3,287
--------------------------------------------------------------------------------
  4                                                                        2,817
--------------------------------------------------------------------------------
  5                                                                        2,348
--------------------------------------------------------------------------------
  6                                                                        1,878
--------------------------------------------------------------------------------
  7                                                                        1,409
--------------------------------------------------------------------------------
  8                                                                          704
--------------------------------------------------------------------------------
  9                                                                          235
--------------------------------------------------------------------------------
 10                                                                            0
--------------------------------------------------------------------------------

Surrender charges

--------------------------------------------------------------------------------
EXAMPLE (Policy with initial face amount only)

The example on the left shows how the surrender charge declines over a maximum nine year period so that in year 10 it equals $0.
--------------------------------------------------------------------------------
Male Insured, Age 50 and Female Insured, Age 45
--------------------------------------------------------------------------------
Male: Preferred Plus Underwriting Class, Nonsmoker
Female: Preferred Plus Underwriting Class, Nonsmoker
--------------------------------------------------------------------------------
Face Amount: $500,000
--------------------------------------------------------------------------------
All figures in the table following are rounded to the nearest dollar.

--------------------------------------------------------------------------------

Assume in the above example you effect a face amount increase of $250,000 at the beginning of policy year 6 (attained age 55 Male and 50 Female) and another face amount increase of $250,000 at the beginning of policy year 11 (attained age 60 Male and 55 Female). At the time of the first increase, both insureds are again classified in the Preferred Plus underwriting class, but at the time of the second increase the male is classified in the Standard underwriting class.

For the purposes of calculating the applicable surrender charges, each face amount increase is treated separately based on the insureds' attained ages and underwriting classes at the time of the increase. Therefore, for each increase the policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a policy with the amount of the increase being the face amount; in other words, they are calculated just as in the first example. The total surrender charge for a particular policy year equals the sum of the surrender charge for the initial face amount and the applicable surrender charge for each policy segment.

                                                                      First year
                                     Age at     Policy face     surrender charge
                     Beginning    beginning          amount       rate per $1000
                       of year      of year             ($)                  ($)
--------------------------------------------------------------------------------
Initial face amount          1           45         250,000               12.609
--------------------------------------------------------------------------------
1st increase                 6           50         200,000               16.029
--------------------------------------------------------------------------------
2nd increase                11           55         100,000               26.973
--------------------------------------------------------------------------------


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32  P R O S P E C T U S                  P R E M I U M S ,   D E D U C T I O N S
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The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for policy years 1 through 20 only as, after the 20th policy year, surrender charges equal zero for the initial face amount as well as for the two face amount increases.

                             Total Surrender Charge
--------------------------------------------------------------------------------
                                                                    Total policy
           Initial             First           Second                  surrender
Policy    coverage          increase         increase                     charge
year           ($)               ($)              ($)                        ($)
--------------------------------------------------------------------------------
1            4,227                NA               NA                      4,227
--------------------------------------------------------------------------------
2            3,757                NA               NA                      3,757
--------------------------------------------------------------------------------
3            3,287                NA               NA                      3,287
--------------------------------------------------------------------------------
4            2,818                NA               NA                      2,818
--------------------------------------------------------------------------------
5            2,348                NA               NA                      2,348
--------------------------------------------------------------------------------
6            1,878             2,635               NA                      4,514
--------------------------------------------------------------------------------
7            1,409             2,342               NA                      3,751
--------------------------------------------------------------------------------
8              704             2,049               NA                      2,754
--------------------------------------------------------------------------------
9              235             1,757               NA                      1,992
--------------------------------------------------------------------------------
10               0             1,464               NA                      1,464
--------------------------------------------------------------------------------
11               0             1,171            3,644                      4,815
--------------------------------------------------------------------------------
12               0               878            3,239                      4,118
--------------------------------------------------------------------------------
13               0               439            2,834                      3,273
--------------------------------------------------------------------------------
14               0               146            2,429                      2,576
--------------------------------------------------------------------------------
15               0                 0            2,024                      2,024
--------------------------------------------------------------------------------
16               0                 0            1,620                      1,620
--------------------------------------------------------------------------------
17               0                 0            1,215                      1,215
--------------------------------------------------------------------------------
18               0                 0              607                        607
--------------------------------------------------------------------------------
19               0                 0              202                        202
--------------------------------------------------------------------------------
20               0                 0                0                          0
--------------------------------------------------------------------------------

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount for our processing costs.

We will not deduct a transfer charge when:

o you make multiple transfers under your policy's dollar cost averaging feature

o     you transfer amounts as part of taking or repaying a policy loan, or

o you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.


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P R E M I U M S ,   D E D U C T I O N S                  P R O S P E C T U S  33
A N D   C H A R G E S                                    -----------------------

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don't currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds


Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses vary from year to year. Except as noted below, the following chart shows the actual fees and expenses for each fund for the year ended December 31, 2001 as a percentage of the fund's average daily net assets.

Fees and expenses for mutual funds

                                                                                          Other               Total
                                                                                       expenses            expenses
                                                                                     (after any          (after any
                                                                             applicable waivers  applicable waivers
                                                  Advisory   Distribution           and expense         and expense
Fund name                                              fee   (12b-1) fees       reimbursements)     reimbursements)
-------------------------------------------------------------------------------------------------------------------
Guardian Stock Fund                                  0.50%           None                 0.03%               0.53%
-------------------------------------------------------------------------------------------------------------------
Guardian Small Cap Stock Fund                        0.75%           None                 0.09%               0.84%
-------------------------------------------------------------------------------------------------------------------
Guardian Cash Fund                                   0.50%           None                 0.05%               0.55%
-------------------------------------------------------------------------------------------------------------------
Guardian Bond Fund(1)                                0.50%           None                 0.07%               0.57%
-------------------------------------------------------------------------------------------------------------------
Guardian VC 500 Index Fund(1)                        0.25%           None                 0.03%               0.28%
-------------------------------------------------------------------------------------------------------------------
Guardian VC Asset Allocation Fund                    0.50%           None                 0.06%               0.56%
-------------------------------------------------------------------------------------------------------------------
Guardian VC High Yield Bond Fund                     0.60%           None                 0.30%               0.90%
-------------------------------------------------------------------------------------------------------------------
Baillie Gifford International Fund                   0.80%           None                 0.19%               0.99%
-------------------------------------------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund                1.00%           None                 0.48%               1.48%
-------------------------------------------------------------------------------------------------------------------
Value Line Centurion Fund(1)                         0.50%           None                 0.09%               0.59%
-------------------------------------------------------------------------------------------------------------------
Value Line Strategic Asset
Management Trust(1)                                  0.50%           None                 0.06%               0.56%
-------------------------------------------------------------------------------------------------------------------
Gabelli Capital Asset Fund                           1.00%           None                 0.09%               1.09%
-------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series(1)
(Initial Class)                                      0.75%           None                 0.12%               0.87%
-------------------------------------------------------------------------------------------------------------------
MFS Total Return Series(1)
(Initial Class)                                      0.75%           None                 0.14%               0.89%
-------------------------------------------------------------------------------------------------------------------
MFS Investors Trust Series
(formerly MFS Growth With Income
Series)(1) (Initial Class)                           0.75%           None                 0.15%               0.90%
-------------------------------------------------------------------------------------------------------------------
MFS New Discovery Series(1)
(Initial Class)                                      0.90%           None                 0.16%               1.06%
-------------------------------------------------------------------------------------------------------------------


(1) See Notes to fees and expenses table.


-----------------------
34  P R O S P E C T U S                  P R E M I U M S ,   D E D U C T I O N S
-----------------------                                    A N D   C H A R G E S

Fees and expenses for mutual funds


                                                                                          Other               Total
                                                                                       expenses            expenses
                                                                                     (after any          (after any
                                                                             applicable waivers  applicable waivers
                                                  Advisory   Distribution           and expense         and expense
Fund name                                              fee   (12b-1) fees       reimbursements)     reimbursements)
-------------------------------------------------------------------------------------------------------------------
MFS Research Series(1)
(Initial Class)                                      0.75%           None                 0.15%               0.90%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
(Series 1)                                           0.61%           None                 0.24%               0.85%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund
(Series 1)                                           0.65%           None                 0.42%               1.07%
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund (Series 1)
(formerly AIM V.I. Value Fund)                       0.60%           None                 0.25%               0.85%
-------------------------------------------------------------------------------------------------------------------
Davis Financial Portfolio(1)                         0.75%           None                 0.25%               1.00%
-------------------------------------------------------------------------------------------------------------------
Davis Real Estate Portfolio(1)                       0.75%           None                 0.25%               1.00%
-------------------------------------------------------------------------------------------------------------------
Davis Value Portfolio                                0.75%           None                 0.12%               0.87%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities
Portfolio (Service Class 2)(1)                       0.58%          0.25%                 0.12%               0.95%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income
Portfolio (Service Class 2)(1)                       0.48%          0.25%                 0.11%               0.84%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio
(Service Class 2)(1)                                 0.58%          0.25%                 0.11%               0.94%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio
(Service Class 2)(1)                                 0.58%          0.25%                 0.11%               0.94%
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio
(Institutional Shares)                               0.65%           None                 0.02%               0.67%
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation
Portfolio (Institutional Shares)                     0.65%           None                 0.01%               0.66%
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio
(Institutional Shares)                               0.65%           None                 0.01%               0.66%
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
(Institutional Shares)                               0.65%           None                 0.04%               0.69%
-------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income Portfolio
(Class B)                                            0.63%          0.25%                 0.04%               0.92%
-------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio
(Class B)                                            1.00%          0.25%                 0.04%               1.29%
-------------------------------------------------------------------------------------------------------------------
Alliance Technology Portfolio
(Class B)                                            1.00%          0.25%                 0.08%               1.33%
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio
(Class B)                                            0.00%          0.25%                 0.95%               1.20%
-------------------------------------------------------------------------------------------------------------------


(1) See Notes to fees and expenses table.


                                                         -----------------------
P R E M I U M S ,   D E D U C T I O N S                  P R O S P E C T U S  35
A N D   C H A R G E S                                    -----------------------

Notes to fees and expenses table


These percentages reflect the actual fees and expenses incurred by each Fund during the year ended December 31, 2001.

The Guardian VC 500 Index Fund. Expenses for the year ended December 31, 2001 were 0.33% before applicable waivers and expense reimbursements.

The Guardian Bond Fund, Inc. Expenses include interest expense. If interest expense were not included, total expenses would be 0.56%.

Value Line Strategic Asset Management Trust and Value Line Centurion Fund. Total expenses have been grossed up to include custody credit arrangements. However, the credit received does not affect the funds' total expenses.

MFS Emerging Growth Series, MFS Total Return Series, MFS New Discovery Series, MFS Research Series and MFS Investors Trust Series. All of the MFS funds have expense offset arrangements which reduce their custodian fees based upon the amount of cash maintained by each fund with its custodian. The "Total fund operating expenses" in the table do not take into account this expense reduction and are therefore higher than the actual expenses of each fund.

Had these fee reductions been taken into account, "Total Fund Operating Expenses" would be lower and would equal 0.86% for Emerging Growth, 0.89% for Investors Trust, 1.05% for New Discovery, 0.89% for Research, and 0.88% for Total Return Series. MFS has contractually agreed, subject to reimbursement, to bear expenses for the New Discovery Series such that "Other Expenses" (after taking into account the expense offset arrangement above) do not exceed 0.15% of the average daily net assets during the fiscal year reflected above. Without this reimbursement, "Total Operating Expenses" would be 1.09% for New Discovery Series. This contractual arrangement will continue until at least May 1, 2003 unless changed with the consent of the Board of Trustees which oversees the series.

Davis Financial Portfolio and Davis Real Estate Portfolio. Had the adviser not absorbed certain expenses, the ratio of expenses to average net assets would have been 1.04%, and 1.39% for Davis Financial Portfolio and Davis Real Estate Portfolio, respectively.



-----------------------
36  P R O S P E C T U S                  P R E M I U M S ,   D E D U C T I O N S
-----------------------                                    A N D   C H A R G E S

Fidelity VIP Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Mid Cap Portfolio, and Fidelity VIP Contrafund Portfolio. Total expenses shown for Fidelity portfolios are before expense reductions or reimbursement. A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds, or Fidelity Management and Research Company (Fidelity) on behalf of certain funds, custodian credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. With these reductions, the total operating expenses presented in the table would have been 0.83% for Equity-Income, 0.90% for Contrafund, 0.93% for Growth Opportunities, and 0.88% for Mid Cap.

Value Line Strategic Asset Management Trust and Value Line Centurion Fund. The operational expenses for Value Line Strategic Asset Management Trust and Value Line Centurion Fund reflect expense reimbursements paid by those funds to us for certain administrative and shareholder servicing expenses that we incur on their behalf. For the year ended December 31, 2001, we were reimbursed $608,464 by Value Line Strategic Asset Management Trust, and $420,084 by Value Line Centurion Fund.

AllianceBernstein Value Portfolio. Had the advisor not absorbed certain fees and expenses, the Total Operating Expenses of the portfolio would have been 2.47%. For the period beginning May 1, 2002, Total Operating Expenses of the portfolio will be capped at 1.45%.

We have also entered into agreements with certain fund advisers under which we will be reimbursed for certain administrative, distribution or other expenses that we incur as a result of offering certain funds, including the MFS, AIM, Davis, Fidelity, Janus and Alliance funds, to our policyowners. The amount of compensation may be based on assets of the fund attributable to policies we issue and may vary from adviser to adviser.



                                                         -----------------------
P R E M I U M S ,   D E D U C T I O N S                  P R O S P E C T U S  37
A N D   C H A R G E S                                    -----------------------

--------------------------------------------------------------------------------
     YOUR ALLOCATION OPTIONS
--------------------------------------------------------------------------------

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums are allocated. There are several variable investment options and a fixed-rate option. You may choose up to 20 allocation options at any time.

--------------------------------------------------------------------------------

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 31 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC's Board of Directors on September 23, 1999 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust - a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy account values maintained in the variable investment options are not available to meet the claims of GIAC's general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC's direct contributions to the Account, accumulated charges for mortality and expense risks or the investment results attributable to GIAC's retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account.

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.


-----------------------
38  P R O S P E C T U S            Y O U R   A L L O C A T I O N   O P T I O N S
-----------------------

The Funds


Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. The funds don't charge us for buying or selling their shares, allowing us to buy and sell them at their net asset value in response to your instructions and other policy-related transactions.


Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser's other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund's investment objective, along with the typical investments that make up that fund.


                                                         -----------------------
Y O U R   A L L O C A T I O N   O P T I O N S            P R O S P E C T U S  39
                                                         -----------------------

Variable investment options

Fund                                    Investment objectives                        Typical investments
------------------------------------------------------------------------------------------------------------------------------------
The Guardian Stock Fund                 Long-term growth of capital                  U.S. common stocks
------------------------------------------------------------------------------------------------------------------------------------
The Guardian VC 500 Index Fund          Seeks to match the investment performance    Common stocks of companies in the S&P
                                        of the Standard & Poor's 500 Composite       Index, which emphasizes large U.S. Companies
                                        Stock Price Index ("the S&P Index")
------------------------------------------------------------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund       Long-term growth of capital                  U.S. common stocks of companies with small
                                                                                     market capitalization
------------------------------------------------------------------------------------------------------------------------------------
The Guardian Bond Fund                  Maximum income without undue                 Investment grade debt obligations
                                        risk of principal; capital appreciation
                                        is a secondary objective
------------------------------------------------------------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund    Current income; capital appreciation is      Corporate bonds and other debt securities rated
                                        a secondary objective                        below investment grade
------------------------------------------------------------------------------------------------------------------------------------
The Guardian Cash Fund                  High level of current income consistent      Money market instruments
                                        with liquidity and preservation of
                                        capital
------------------------------------------------------------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund   Long-term total investment return            Shares of The Guardian VC 500 Index Fund,
                                        consistent with moderate investment risk     The Guardian Stock Fund, The Guardian Bond
                                                                                     Fund, and The Guardian Cash Fund
------------------------------------------------------------------------------------------------------------------------------------
Baillie Gifford International Fund      Long-term capital appreciation               Common stocks and convertible securities issued
                                                                                     by foreign companies
------------------------------------------------------------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund   Long-term capital appreciation               Common stocks and convertible securities of
                                                                                     emerging market companies
------------------------------------------------------------------------------------------------------------------------------------
Value Line Centurion Fund               Long-term growth of capital                  U.S. common stocks with selections based on
                                                                                     rankings of the Value Line Ranking System
------------------------------------------------------------------------------------------------------------------------------------
Value Line Strategic Asset              High total investment return (current        U.S. common stocks with selections based on
Management Trust                        income and capital appreciation)             rankings of the Value Line Ranking System,
                                        consistent with reasonable risk              bonds and money market instruments
------------------------------------------------------------------------------------------------------------------------------------
Gabelli Capital Asset Fund              Growth of capital; current income as         U.S. common stocks and convertible
                                        a secondary objective                        securities
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund      Growth of capital through investments in     Common stocks
                                        common stocks, with emphasis on medium
                                        and small-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund          High total return                            Securities of domestic and foreign
                                                                                     public utility companies
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Premier Equity Fund            Long-term growth of capital.                 Equity securities judged to be
(formerly AIM V.I. Value Fund)          Income is a secondary objective              undervalued by the investment advisor

------------------------------------------------------------------------------------------------------------------------------------
Davis Financial Portfolio               Growth of capital                            Common stocks of financial companies
------------------------------------------------------------------------------------------------------------------------------------
Davis Real Estate Portfolio             Total return through a combination of        Securities issued by companies that are
                                        growth and income                            "principally engaged" in real estate
------------------------------------------------------------------------------------------------------------------------------------
Davis Value Portfolio                   Growth of capital                            U.S. common stocks of companies with at least
                                                                                     $5 billion market capitalization
------------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio       Long-term capital appreciation               U.S. and foreign common stocks of
                                                                                     companies believed to be undervalued
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio    Reasonable income; also considers            Income-producing equity securities
                                        potential for capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities       Capital growth                               U.S. and foreign common stocks
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio          Long-term growth of capital                  Common stocks with medium market
                                                                                     capitalization, both U.S. and foreign
------------------------------------------------------------------------------------------------------------------------------------



-----------------------
40  P R O S P E C T U S            Y O U R   A L L O C A T I O N   O P T I O N S
-----------------------

Variable investment options

Fund                                    Investment objectives                        Typical investments
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive                  Long-term growth of capital                  A nondiversified portfolio of equity
Growth Portfolio                                                                     securities of medium-sized companies
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital                     Long-term growth of capital                  A nondiversified portfolio of equity
Appreciation Portfolio                                                               securities of companies of any size
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio            Long term growth of capital                  Common stocks of issuers of any size
                                        in a manner consistent with
                                        preservation of capital
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide                   Long term growth of capital                  Common stocks of foreign and U.S.
Growth Portfolio                        in a manner consistent with                  issuers; usually invests in at least five
                                        preservation of capital                      countries, including the U.S.
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series              Long-term growth of capital                  Common stocks of emerging growth
                                                                                     companies of any size
------------------------------------------------------------------------------------------------------------------------------------
MFS Investors Trust Series              Long-term growth of capital with             Equity securities issued by U.S. and
(formerly MFS Growth with               a secondary objective to seek                foreign companies
Income Series)                          reasonable current income
------------------------------------------------------------------------------------------------------------------------------------
MFS New Discovery Series                To seek capital appreciation                 Equity securities of companies that offer
                                                                                     superior prospects for growth, both U.S. and
                                                                                     foreign
------------------------------------------------------------------------------------------------------------------------------------
MFS Research Series                     Long-term growth of capital                  Equity securities of companies believed
                                        and future income                            to possess better than average prospects for
                                                                                     long-term growth
------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series                 Above average income consistent              Broad list of securities, including a
                                        with prudent employment of capital;          combination of equity and fixed-income,
                                        as a secondary objective, to provide         both U.S. and foreign
                                        reasonable opportunity for growth of
                                        capital and income
------------------------------------------------------------------------------------------------------------------------------------

Alliance Growth & Income Portfolio      Seeks to provide reasonable current          Dividend paying common stocks of
                                        income and reasonable opportunity            good quality; also fixed-income,
                                        for capital appreciation                     convertible securities, and securities of
                                                                                     foreign issuers
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio       Seeks growth of capital by pursuing          Equity securities of a limited number of
                                        aggressive investment policies               large, carefully selected high quality U.S.
                                                                                     companies
------------------------------------------------------------------------------------------------------------------------------------
Alliance Technology Portfolio           Seeks growth of capital and only             Securities of companies that use tech-
                                        incidentally current income                  nology extensively in the development
                                                                                     of new or improved products or processes
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio       Seeks long-term growth of capital            Diversified portfolio of equity securities
------------------------------------------------------------------------------------------------------------------------------------


Some of these funds may not be available in your state.


                                                         -----------------------
Y O U R   A L L O C A T I O N   O P T I O N S            P R O S P E C T U S  41
                                                         -----------------------

Total returns do not reflect deductions

These total returns are for the funds only and do not reflect the effects of deductions from policy premiums, monthly deductions, transaction deductions or deductions from the Separate Account. Including the effects of these deductions reduces returns. See Special terms used in this prospectus and Deductions and charges for additional information.

Investment performance of the Funds

The table below shows the average annual total returns for the mutual funds for years ended December 31, 2001. The performance figures reflect the deduction of fund investment advisory fees and operating expenses, and assume that any dividends and capital gains are reinvested in the fund. These figures do not reflect how the funds' investment performance will affect the value of your policy, because they do not take into account the insurance and other charges we deduct from your policy. If these charges were taken into account, total returns for each fund would be lower. Also, past returns should not be used to predict future performance. Total returns for The Guardian Cash Fund are not presented here.


                                                 Years ended December 31, 2001
                                                -------------------------------
                                                                       10 Years
                                                                       or since
Fund name                                                            inception,
and inception date                               1 Year   5 Years       if less
--------------------------------------------------------------------------------
The Guardian Stock Fund
(4/13/83)                                      (21.44%)     6.45%        12.75%
--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund(1)
(9/13/99)                                      (11.92%)        --        (6.42%)
--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
(7/16/97)                                       (7.83%)        --         5.86%
--------------------------------------------------------------------------------
The Guardian Bond Fund
(5/1/83)                                         8.86%      6.95%         6.82%
--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
(9/13/99)                                        3.56%         --         0.03%
--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
(9/13/99)                                       (9.03%)        --         0.79%
--------------------------------------------------------------------------------
Baillie Gifford International Fund
(2/8/91)                                       (20.40%)     3.74%         6.62%
--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
(10/17/94)                                       6.30%     (0.23%)        1.04%
--------------------------------------------------------------------------------
Value Line Centurion Fund
(11/15/83)                                     (16.35%)     7.76%        10.45%
--------------------------------------------------------------------------------
Value Line Strategic Asset Management
Trust (10/1/87)                                (12.92%)    10.22%        11.49%
--------------------------------------------------------------------------------
Gabelli Capital Asset Fund(1)
(5/1/95)                                         2.56%     15.62%        14.61%
--------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
(Series 1) (5/5/93)                            (23.28%)     6.00%        11.75%
--------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund
(Series 1) (5/2/94)                            (27.93%)     5.91%         8.26%
--------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund (Series 1)
(formerly AIM V.I. Value Fund) (5/5/93)        (12.56%)     9.69%        13.41%
--------------------------------------------------------------------------------
Davis Financial Portfolio(1) (7/1/99)          (10.37%)        --         3.48%
--------------------------------------------------------------------------------
Davis Real Estate Portfolio(1) (7/1/99)          5.50%         --         6.12%
--------------------------------------------------------------------------------
Davis Value Portfolio(1) (7/1/99)              (10.39%)        --         0.21%
--------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio
(Service Class 2) (1/3/95)(1)                  (12.47%)    10.30%        15.64%
--------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio
(Service Class 2) (10/9/96)(1)                  (5.23%)     9.24%        13.52%
--------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio
(Service Class 2) (1/3/95)(1)                  (14.64%)     3.55%         9.32%
--------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio
(Service Class 2) (12/28/98)(1)                 (3.51%)        --        25.37%
--------------------------------------------------------------------------------


(1) See Notes to investment performance of funds.


-----------------------
42  P R O S P E C T U S            Y O U R   A L L O C A T I O N   O P T I O N S
-----------------------

                                                 Years ended December 31, 2001
                                                -------------------------------
                                                                       10 Years
                                                                       or since
Fund name                                                            inception,
and inception date                               1 Year   5 Years       if less
--------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio
(Institutional Shares) (9/13/93)(1)            (39.45%)    7.08%       12.51%
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio(1)
(Institutional Shares) (5/1/97)                (21.67%)      --        17.73%
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio(1)
(Institutional Shares) (9/13/93)               (24.73%)    9.05%       11.83%
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio(1)
(Institutional Shares) (9/13/93)               (22.44%)   11.12%       15.75%
--------------------------------------------------------------------------------
MFS Emerging Growth Series(1)
(Initial Class) (7/24/95)                      (33.49%)   (9.10%)      12.41%
--------------------------------------------------------------------------------
MFS Investors Trust Series
(formerly MFS Growth with Income Series)(1)
(Initial Class) (10/9/95)                      (15.95%)    7.29%       10.73%
--------------------------------------------------------------------------------
MFS New Discovery Series(1)
(Initial Class) (5/1/98)                        (5.03%)      --        14.62%
--------------------------------------------------------------------------------
MFS Research Series(1)
(Initial Class) (7/26/95)                      (21.25%)    6.64%       10.19%
--------------------------------------------------------------------------------
MFS Total Return Series(1)
(Initial Class) (1/3/95)                         0.25%    10.31%       13.20%
--------------------------------------------------------------------------------
Alliance Growth & Income Portfolio(1)
(Class B) (6/1/99)                               0.15%       --         5.84%
--------------------------------------------------------------------------------
Alliance Premier Growth Portfolio(1)
(Class B) (7/14/99)                             (17.4%)      --        (9.69%)
--------------------------------------------------------------------------------
Alliance Technology Portfolio(1)
(Class B) (9/22/99)                            (25.45%)      --        (7.75%)
--------------------------------------------------------------------------------
AllianceBernstein Value Portfolio(1)
(Class B) (5/1/01)                                 --        --         0.70(1)%
--------------------------------------------------------------------------------

(1) See Notes to investment performance of the funds.

These total returns are for the funds only and do not reflect the effects of deductions from policy premiums, monthly deductions, transaction deductions or any deductions from the Separate Account. Including the effects of these deductions reduces returns under the policy. See Special terms used in this prospectus and Deductions and charges for additional information.

Notes to Investment Performance of Funds

The Guardian VC 500 Index Fund. Results reflect the effects of expense reimbursements, without which returns for all periods shown would be lower.

Gabelli Capital Asset Fund. For the period from May 1, 1995 through December 31, 1995, the Manager and the Adviser of Gabelli Capital Asset Fund absorbed a portion of the fund's operating expenses. Total returns would have been lower if these expenses had not been absorbed.

Davis Financial Portfolio, Davis Real Estate Portfolio, and Davis Value Portfolio. Total returns reflect the effects of fee waivers and/or expense offset arrangements. In the absence of such arrangements, total returns would have been lower for all periods shown.

Fidelity VIP Contrafund Portfolio, Fidelity Equity-Income Portfolio, Fidelity Growth Opportunities Portfolio and Fidelity Mid-Cap Portfolio. Service Class 2 shares used an asset-based distribution fee (12b-1 fee). Initial offering of Service Class 2 shares took place on January 12, 2000, at which time a 0.25% 12b-1 fee was imposed. Returns prior to January 12, 2000 do not include the effect of the 12b-1 fee, and returns listed would have been lower for each portfolio if the Service Class fee structure had been in place and reflected in the performance. Total returns would also have been lower had certain expenses not been reduced during the periods shown as a result of expense reimbursement/offset arrangements.

Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Worldwide Growth Portfolio. Total returns reflect the effects of fee waivers and/or expense offset arrangements. In the absence of such arrangements, total returns would have been lower.

MFS Investors Trust Series, Emerging Growth Series, New Discovery Series, Research Series and Total Return Series. Total returns for these series reflect the effects of fee waivers and/or expense offset arrangements. In the absence of such arrangements, total returns would have been lower.

Alliance Growth & Income Portfolio, Alliance Premier Growth Portfolio and Alliance Technology Portfolio. Inception dates stated are for Class A shares. This product makes available to policyowners only Class B shares of these portfolios. Class B shares use an asset-based distribution fee (12b-1 fee). Initial offering of Class B shares for Alliance Growth & Income Portfolio, Alliance Premier Growth Portfolio and Alliance Technology Portfolio took place on June 1, 1999, July 14, 1999, and September 22, 1999, respectively, at which time a .0.25% 12b-1 fee was imposed. Returns stated do not precede the inception dates for the Class B shares.

AllianceBernstein Value Portfolio. Cumulative return. Total returns reflect the effects of fee waivers and/or expense offset arrangements. In the absence of such arrangements, total returns would have been lower.



                                                         -----------------------
Y O U R   A L L O C A T I O N   O P T I O N S            P R O S P E C T U S  43
                                                         -----------------------

The funds' investment advisers

All of the funds' investment advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940 (Advisers Act).


Guardian Investor Services LLC

The Guardian Stock Fund, The Guardian Small Cap Stock Fund, The Guardian Bond Fund, The Guardian Cash Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund, and The Guardian VC 500 Index Fund (the Guardian funds) are advised by Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, New York, 10004. GIS is wholly owned by GIAC.


Guardian Baillie Gifford Limited


Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund are advised by Guardian Baillie Gifford Limited (GBG), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. GBG is regulated in the UK by the Financial Services Authority (FSA). GBG was incorporated in Scotland by GIAC and Baillie Gifford Overseas Limited (BG Overseas) in November 1990. BG Overseas is wholly owned by Baillie Gifford & Co., which is currently one of the largest investment management partnerships in the United Kingdom.


Baillie Gifford Overseas Limited


GBG has appointed BG Overseas to serve as sub-investment adviser to Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund. Like GBG, BG Overseas is located at 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. BG is also regulated by the FSA. No separate or additional fee is paid by the fund to BG Overseas.


Value Line, Inc.

Value Line Strategic Asset Management Trust and Value Line Centurion Fund are advised by Value Line, Inc., 220 East 42nd Street, New York, New York 10017.

Gabelli Funds, LLC


Gabelli Capital Asset Fund is managed by GIS, which has appointed Gabelli Funds, LLC as the investment adviser to the Fund. The adviser has its principal offices at One Corporate Center, Rye, New York 10580. No separate or additional fee is paid by the Fund to the adviser.


Massachusetts Financial Services Company

MFS Investors Trust Series, MFS Emerging Growth Series, MFS Total Return Series, MFS Research Series, and MFS New Discovery Series are advised by Massachusetts Financial Services Company (MFS), 500 Boylston Street, Boston, MA. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc. which is itself an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada.


-----------------------
44  P R O S P E C T U S            Y O U R   A L L O C A T I O N   O P T I O N S
-----------------------

A I M Advisors, Inc.


AIM V.I. Premier Equity Fund, AIM V.I. Global Utilities Fund, and AIM V.I. Capital Appreciation Fund are advised by A I M Advisors, Inc. (AIM), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.


Fidelity Management & Research Company


The Fidelity VIP Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Contrafund Portfolio, and Fidelity VIP Mid Cap Portfolio are advised by Fidelity Management & Research Company (Fidelity), 82 Devonshire Street, Boston, Massachusetts 02109.

On behalf of the Fidelity VIP Contrafund Portfolio, Fidelity VIP Growth Opportunities Portfolio, and Fidelity VIP Mid Cap Portfolio, Fidelity has sub-advisory agreements with two affiliates, Fidelity U.K. and Fidelity Far East. No separate or additional fee is paid by the portfolios to the sub-adviser.


Davis Selected Advisers, LP

Davis Financial Portfolio, Davis Real Estate Portfolio, and Davis Value Portfolio are advised by Davis Selected Advisers, LP, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706 (Davis). Davis Selected Advisers-NY, Inc. acts as sub-adviser to the Funds. It is located at 609 Fifth Avenue, New York 10017.


Janus Capital Management LLC

Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, and Janus Aspen Worldwide Growth Portfolio are advised by Janus Capital Management LLC (Janus), 100 Fillmore Street, Denver, Colorado 80206.

Alliance Capital Management L.P.

The Alliance Growth & Income Portfolio, Alliance Premier Growth Portfolio, Alliance Technology Portfolio and AllianceBernstein Value Portfolio are advised by Alliance Capital Management L.P. (Alliance) whose principal office is located at 1345 Avenue of the Americas, New York, New York 10105.



                                                         -----------------------
Y O U R   A L L O C A T I O N   O P T I O N S            P R O S P E C T U S  45
                                                         -----------------------

      Fixed-rate option
--------------------------------------------------------------------------------
      The net premiums you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC's general account.

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC's general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

o the portion of your net premiums and any loan repayments that you have allocated to this option, plus

o any amounts that you have transferred to this option from the variable investment options, plus

o     the interest paid on your policy account value in this option, minus

o any deductions or withdrawals from the fixed-rate option, including applicable charges.

Because different interest rates may be in effect as you make transfers and contributions, your effective interest rate at any time may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. Interest rates may be changed at any time in our discretion. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.


-----------------------
46  P R O S P E C T U S            Y O U R   A L L O C A T I O N   O P T I O N S
-----------------------

--------------------------------------------------------------------------------
      SPECIAL FEATURES OF YOUR POLICY
--------------------------------------------------------------------------------

      Policy loans
--------------------------------------------------------------------------------
      While the insured is alive, you may borrow all or a portion of the loan value of your policy, by assigning your policy to us as collateral for your loan.

POLICY LOANS

While either insured is alive, you may borrow all or a portion of the loan value of your policy, by assigning your policy to us as collateral for your loan. Your policy's loan value is:

o 90% of the cash surrender value of your policy on the date we receive your written request, minus

o     the amount of any outstanding policy debt, minus

o any interest due at the next policy anniversary on the outstanding policy debt, minus

o any interest that will be due at the next policy anniversary on the amount being borrowed.

The minimum loan amount is $500, or your policy's loan value, whichever is less. We will normally pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule).

We will not process any loan request that does not specify the variable investment options from which the loan should be taken, or that exceeds the amount available.

When taking out a policy loan, you should consider:

o amounts transferred out of the variable and fixed-rate options and into our Loan Account are no longer affected by the investment experience, positive or negative, or interest crediting, of those allocation options

o as a result, taking a policy loan will have a permanent effect on your policy account value, even after the loan is repaid in full

o the amount of your policy that is available for withdrawal or surrender, and your policy's death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

o if your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.

When you request a loan, we will first transfer that amount from the policy account value in the variable investment options that you specify in your request. If the amount of the loan requested exceeds the policy account value in all variable investment options, we will transfer the excess from your policy account value in the fixed-rate option into our Loan Account.

The investments in the Loan Account will earn interest at a minimum annual rate of 4%. We credit this interest monthly to the Loan Interest Account.


                                                         -----------------------
S P E C I A L  F E A T U R E S                           P R O S P E C T U S  47
                                                         -----------------------

      Interest on policy loans
--------------------------------------------------------------------------------
      We charge interest at an annual rate of 5% on all outstanding policy debt, payable in arrears, until the 20th anniversary of your policy. After this point the annual rate falls to 4.5% for all existing and new policy loans.

Interest on your policy loan

We charge simple interest that accrues daily at an annual rate of 5% on all outstanding policy debt, payable in arrears, until the 20th anniversary of your policy. After this, the annual rate falls to 4.5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the Loan Account.

We transfer the required amount from the Loan Interest Account to the Loan Account. After the transfer, any amount remaining in the Loan Interest Account is transferred to the variable investment options and the fixed-rate option in accordance with the current premium allocation instructions. If the amount in the Loan Interest Account is not sufficient to cover the loan interest due, any deficiency will be transferred proportionately from the amounts in the variable investment options and the fixed-rate option.

Repaying your policy loan

Except for required loan repayments, you may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force. The minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the surviving insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.

Except for required loan repayments (see below), we will apply a loan repayment first to the payment of loan interest due but not yet capitalized, then to reduce amounts in the Loan Account and then to policy interest accrued since the last policy anniversary but not yet due. We credit any repayment applied to reduce amounts in the Loan Account to the variable investment options and the fixed-rate option according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time until the next policy anniversary.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.

If, on any monthly processing date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse without value 61 days after the default date set out in our notice if we do not receive a payment equal to the amount by which your policy debt exceeds the cash surrender value on the monthly processing date in question.


-----------------------
48  P R O S P E C T U S                           S P E C I A L  F E A T U R E S
-----------------------

If the surviving insured dies after we have sent this notice, but before the 61 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

There may be adverse tax consequences if your policy lapses and you have outstanding policy debt.

      Decreasing the face amount
--------------------------------------------------------------------------------
      On and after the first policy anniversary, you may request a reduction in its face amount, which is the guaranteed minimum amount your policy will pay at death or maturity.

DECREASING THE FACE AMOUNT

On and after the first policy anniversary, you may request a reduction in face amount, which is the guaranteed minimum amount your policy will pay at death. To do this we require that:

o you make your request in writing and we receive it at our customer service office

o     at least one insured is alive when we receive your request

o the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply, and

o the new face amount is not lower than our minimum face amount, currently $250,000.

We reduce your face amount on the monthly processing date coinciding with or next following the date we approve your request.

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

o under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy's face amount

o under Option 2, a partial withdrawal will not reduce your policy's face amount. However, the amount of your death benefit will decline with each partial withdrawal.

o under Option 3, a partial withdrawal will typically not cause an immediate reduction in your policy's face amount. However, the amount of your death benefit will decline with each partial withdrawal.

If you have made one or more increases to the initial face amount by adding policy segments and then request a face amount decrease, we will apply the decrease to your policy segments as follows. We start with the most recent policy segment, followed by the next most recent, and so on, and then reduce the additional sum insured portion of the initial face amount and, finally, reduce the basic sum insured portion of the initial face amount.

Since we do not deduct a surrender charge when you decrease the face amount, the surrender charge does not change. Your policy account value must always be greater than the surrender charge. Further, the administrative charge per $1,000 of coverage is not reduced by a decrease in face amount.


                                                         -----------------------
S P E C I A L  F E A T U R E S                           P R O S P E C T U S  49
                                                         -----------------------

We will send you policy pages that reflect the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount may also reduce federal tax law limits on what you can put into the policy. In these cases you may need to have a portion of the policy's cash value paid to you to comply with federal tax law. See Tax considerations.

You can also reduce or cancel coverage provided by the Survivorship Adjustable Annual Renewable Term rider. A reduction in the face amount of the Survivorship Adjustable Annual Renewable Term rider will not affect the face amount of your policy. Likewise, you can decrease the face amount of your policy without reducing the coverage of your term rider.

Consult your sales representative for advice. See Appendix C for more information on the Survivorship Adjustable Annual Renewable Term rider.

INCREASING THE FACE AMOUNT

Provided both insureds are living, on any policy anniversary up to and including the anniversary closest to the younger insured's 70th birthday, you may ask us to increase your policy's face amount. To do this we require that:

o you make your request in writing and we receive it at our customer service office at least 30 days before your policy anniversary

o at the time of the increase, the younger insured must be at most age 70 and the other insured at most age 90

o     you prove that the insureds meet our insurance requirements, and

o     the increase be at least $10,000.

If we approve the increase, it will take effect on the policy anniversary on or after we receive the request, provided the insureds are alive on that date. We'll send you revised policy pages reflecting the changes to your policy.

We'll issue the increase in the form of a separate policy segment. Each policy segment has its own underwriting class, rate for cost of insurance, surrender charges, administrative charges, premium charge, target premium, and, during the first three policy years, minimum annual premium.


-----------------------
50  P R O S P E C T U S                           S P E C I A L  F E A T U R E S
-----------------------

After an increase in the face amount takes effect, to calculate premium charges we will allocate premium payments first to the initial face amount and then to each policy segment, starting with the oldest policy segment and ending with the most recent one. We'll allocate premiums in such a way that they won't exceed the annual target premium for the initial face amount or for each policy segment. When the sum of the premiums paid during a policy year exceeds the target premium for the initial face amount, we will allocate the excess to the first policy segment. If the premiums you pay during a policy year exceed the target premiums for all the policy segments and the initial face amount, we'll allocate the excess proportionately according to the target premiums for the initial face amount and each policy segment.

If you increase the face amount of your policy, it will be subject to new surrender charges. We'll calculate the surrender charges as if you had bought a new policy for the increase in the face amount. A new maximum 9-year surrender charge will apply to the policy segment that increased the face amount. We'll notify you about the new surrender charge after any increase in the face amount.

You don't have to pay an additional premium to increase the face amount. However, you may have to make a premium payment to prevent the policy from going into default. That's because the new surrender charges triggered by an increase in the face amount would automatically reduce the net cash surrender value of the policy. Depending on your circumstances, a premium payment may be necessary to keep the net cash surrender value above zero.

Increasing the face amount of your policy may have tax consequences, including possibly causing your policy to be considered a modified endowment contract. The tax consequences associated with your policy being classified as a modified endowment contract are discussed in Tax considerations.

      Partial withdrawals
--------------------------------------------------------------------------------
      After the first policy year, you may withdraw part of your policy's net cash surrender value. The minimum partial withdrawal is $500.

PARTIAL WITHDRAWALS

After the first policy year, you may withdraw part of your policy's net cash surrender value. You must make your request for withdrawal in writing, and at least one insured must be alive when you make the withdrawal. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a policy year to 12.

If we approve your request, it will be effective as of the business day we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see Policy proceeds. We will not approve or process a partial withdrawal if:

o your remaining net cash surrender value would be insufficient to cover three times the most recent monthly deduction, or

o you have chosen death benefit Option 1 or Option 3 and the partial withdrawal would cause your policy's face amount to fall below our minimum face amount, or


                                                         -----------------------
S P E C I A L  F E A T U R E S                           P R O S P E C T U S  51
                                                         -----------------------

o you do not specify the variable investment options from which the withdrawal is to be deducted.

We will tell you if these conditions apply.

A partial withdrawal will reduce your policy account value by the amount of the partial withdrawal. In addition the face amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount. So if you wish to make a partial withdrawal that does not reduce your face amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect and is calculated as shown below. If you have increased your policy's face amount by adding policy segments, we will reduce the face amount starting with the most recent policy segment, and ending with the additional sum insured and the basic sum insured, in that order. See Decreasing the face amount.

We will calculate the reduction-free partial withdrawal amount as of the close of business on the date we receive your request. This amount will be affected by which death benefit option you have chosen.

If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

o     your policy account value, minus

o your policy's face amount divided by the death benefit factor outlined in your policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

If you have chosen death benefit Option 3, your reduction-free partial withdrawal amount is the greater of:

o your net accumulated premiums immediately prior to the partial withdrawal, or

o     any positive amount resulting from:

      o     your policy account value, minus

      o your policy's face amount divided by the death benefit factor outlined in your policy.

We deduct the amount of your withdrawal from the policy account value attributable to the variable investment options that you specified in your request. If the partial withdrawal exceeds the policy account value attributable to all variable investment options, we will deduct the excess amount from the policy account value attributable to the fixed-rate option.

The tax consequences of making partial withdrawals are discussed under Tax considerations.


-----------------------
52  P R O S P E C T U S                           S P E C I A L  F E A T U R E S
-----------------------

      Surrendering your policy
--------------------------------------------------------------------------------
      You may surrender your policy for its net cash surrender value while the insured is alive. Your policy's net cash surrender value will normally be paid within seven days of the time we receive your request.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while either insured is alive. We will calculate your policy's net cash surrender value as of the close of the business day we receive your written request, which must include your policy, or an acceptable affidavit confirming that you've lost your policy, at our customer service office. Your policy's net cash surrender value will normally be paid within seven days of the time we receive your request. Your policy's net cash surrender value will be calculated as follows:

o your policy account value, including any amount held in the Loan Account and Loan Interest Account, minus

o     any surrender charges, minus

o     any outstanding policy debt.

Your total surrender charges will be the total of the surrender charges for the initial face amount, and for any policy segments. See Deductions and charges.

--------------------------------------------------------------------------------

      Example

      Surrender in policy year 5
      --------------------------------------------------------------------------
      Male insured, Age 50; Female insured, Age 45
      --------------------------------------------------------------------------
      Male: Preferred Plus Underwriting Class
      Female: Preferred Plus Underwriting Class
      --------------------------------------------------------------------------
      Face Amount: $500,000
      --------------------------------------------------------------------------
      Annual Policy Premium: $4,696
      --------------------------------------------------------------------------
      Assuming, 6% hypothetical gross return: (5.19% net return)
      (See Appendix A)
      --------------------------------------------------------------------------

      Policy Account Value                                 $19,132
      -------------------------------              -----------------------------
      Surrender Charge                                       2,348
      -------------------------------              -----------------------------
      Policy Debt                                                0
      -------------------------------              -----------------------------
      Net Cash Surrender Value                             $16,784

--------------------------------------------------------------------------------

All insurance coverage will end on the day we calculate your policy's net cash surrender value. For a discussion of the tax consequences of surrendering your policy, see Tax considerations.


                                                         -----------------------
S P E C I A L  F E A T U R E S                           P R O S P E C T U S  53
                                                         -----------------------

      Transfers
--------------------------------------------------------------------------------
      You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS


You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the business day on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact our Registered Representative or call 1-800-441-6455 to obtain a copy of this form.

Written requests that are received after 4:00 p.m. New York time will be effective on the next business day. We will accept transfer instructions by telephone between 9:00 a.m. and 3:30 p.m. New York time on each business day. We will ask callers to provide identification and a personal security code for the policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, you bear the risk of any losses caused by unauthorized or fraudulent telephone transactions.


The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.


Your net premium and policy account value may not be invested in or allocated to more than twenty of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below. The policy is not designed for market timing activity and frequent transfers. A Fund may restrict or refuse purchases or redemptions of shares in its portfolio if the Fund determines that the activity is disruptive to the management of the portfolio's investments. If a Fund exercises its right to restrict or refuse transactions by the Separate Account as a result of your activity we will not process your transfer request.



-----------------------
54  P R O S P E C T U S                           S P E C I A L  F E A T U R E S
-----------------------

The policy is not designed for market timing activity such as frequent transfers or account rebalancing activity. We may limit your right to make transfers or allocation changes if we determine that our transfers would have an adverse effect on other policyowners. We will apply restrictions that we reasonably believe will prevent any disadvantage to other policyowners. Restrictions may be imposed without prior notice and may include, without limitation:

o     limiting the frequency of transfers to not more than one every 30 days;

o imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

o requiring you to make your transfer requests through the U.S. Postal Service or otherwise restricting electronic or telephonic transaction privileges;

o refusing to act on instructions of an agent acting under a power of attorney on your behalf;

o refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a detrimental effect on the Separate Account or the underlying Funds, or

o we are informed by any of the Funds that the purchase or redemption of shares would have a detrimental effect on the applicable Funds.


TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the business day we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.


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S P E C I A L  F E A T U R E S                           P R O S P E C T U S  55
                                                         -----------------------

      Dollar cost averaging
--------------------------------------------------------------------------------
      Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are lower, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

The amount of your monthly transfer under this option must be at least $100 for each option you wish to invest in. Amounts will be transferred automatically on each monthly processing date from The Guardian Cash Fund into the variable investment options you have chosen.

Before the program can begin, you must submit an authorization form.

We will stop your dollar cost averaging program when:

o the period of time listed on your dollar cost averaging authorization form ends

o your policy account value in The Guardian Cash Fund is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you do have in The Guardian Cash Fund proportionally among the variable investment options you have chosen, leaving a balance of zero in The Guardian Cash Fund

o you tell us in writing to end the program, and we receive this notice at least three days before the next monthly processing date, or

o     your policy lapses or you surrender it.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three business days before your policy's next monthly processing date.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the surviving insured is determined as explained under Death benefit options, and is payable when we receive proof that both insureds have died while the policy was in effect. It is calculated as follows:

o the death proceeds based on the death benefit option in effect as of the monthly processing date immediately preceding the surviving insured's death, plus

o the proceeds of any coverage you have added to your policy through riders, plus


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56  P R O S P E C T U S                           S P E C I A L  F E A T U R E S
-----------------------

o if you have chosen death benefit Option 3, any premiums paid between the monthly processing date and the surviving insured's date of death, minus, as of the date of the surviving insured's death,

o     any outstanding policy debt, minus

o     as of the date of the surviving insured's death, the lesser of:

      o     any premium required under the No Lapse Guarantee; or

      o     the amount required to bring the cash surrender value up to zero,

      and minus

o any partial withdrawals between the monthly processing date and the surviving insured's date of death.

We may adjust the death proceeds paid to the beneficiaries if:

o     the age or sex of an insured listed on the policy application is incorrect

o an insured commits suicide within two years of the policy issue date, a change in the face amount, or the date a change in the death benefit from Option 1 or Option 3 to Option 2 takes effect (but only for any increase in the death benefit over your policy's face amount that was a result of the change)

o     there are limits imposed by riders to the policy.

If the younger insured has or would have reached the attained age of 100 or older, the death proceeds will be the policy account value minus any policy debt as of the surviving insured's date of death.

The amount of all other transactions will be calculated at the end of the business day on which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

o the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

o the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

o when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

We will pay interest on the death proceeds from the date of the surviving insured's death until the proceeds are paid, either in a lump sum or through a payment option.


                                                         -----------------------
S P E C I A L  F E A T U R E S                           P R O S P E C T U S  57
                                                         -----------------------

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest of at least 3% per year on payments that we delay for 30 days or more. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option.


      Exchanging a policy
--------------------------------------------------------------------------------
      You may exchange all or a portion of your Park Avenue VUL policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insureds meet our insurance requirements.


EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option


At any time prior to the second policy anniversary, you have the right to exchange all or a portion of your Park Avenue SVUL policy for a level premium fixed-benefit whole life policy on the lives of the insureds issued by us or our affiliate, Guardian Life, without having to prove that the insureds meet our insurance requirements. Once exercised, this right terminates. Under the new policy, your policy value will be held in the issuer's general account. Your face amount cannot exceed the face amount of this policy on the date you make the exchange nor be less than the minimum face amount under GIAC's or its affiliate's rules. If you exchange a portion of the face amount, the face amount remaining must meet GIAC's minimum face amount requirements. The insureds' ages when the Park Avenue SVUL policy took effect will also be carried over. Before you can make any exchange, however, you must repay any outstanding policy debt on your Park Avenue SVUL policy, and all due monthly deductions must be paid. See your policy for details. Both insureds must be alive on the date of the exchange.


The exchange may result in a cost or credit to you. The exchange cost or credit is the greater of (a) or (b) where:

o (a) is the cumulative premiums for the new policy (i.e., the premiums that would have been paid to the date of exchange if the new policy had been in force from the policy date) accumulated at an annual interest rate of 6%, less the pro-rata portion of the cumulative premiums for this policy (i.e., the actual premiums paid for this policy to the date of the exchange) applicable to the face amount exchanged accumulated at an annual interest rate of 6%; and

o (b) is the cash value of the new policy, less the pro-rata portion of this policy's net cash surrender value on the exchange date applicable to the face amount exchanged.

If this amount is greater than zero, you must pay the exchange cost to the issuing company. If this amount is less than zero, the issuing company will pay an exchange credit to you.

The new policy will be issued and effective either on the business day that we receive your written exchange request at our customer service office along with your policy, or on the date that any exchange cost is received by the issuer of your new policy, whichever is later.


-----------------------
58  P R O S P E C T U S                           S P E C I A L  F E A T U R E S
-----------------------

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insureds, and will be subject to the issuing company's rules on the exchange date.

Exchange for Fixed Benefit Paid-Up Insurance Option (Available in New York Only)

On any policy anniversary, you may elect the Fixed Benefit Paid-Up Insurance Option. To be eligible for this option, we must receive your written request to elect this option at our customer service office on or within 30 days prior to a policy anniversary, the insureds must be living, and the policy must have a cash surrender value.

If you elect this option, we will transfer your policy account value to the general account. If any policy debt is outstanding, you may apply a portion of the policy account value to repay the policy debt. Any policy debt still outstanding on the date this option takes effect will continue as policy debt under this option with the same rate of interest. You may not make further premium payments under this option and any riders attached to the policy will be cancelled.

This option provides a level death benefit. The death benefit will be the amount the net cash surrender value, if policy debt is being repaid, otherwise the cash surrender value, will purchase as a net single premium at the insureds' attained ages, sexes and underwriting classes.

The Fixed Benefit Paid-Up Insurance Option will have a cash value and a policy loan value. We will send you policy pages reflecting the table of guaranteed values. The death benefit under this option will be reduced by the amount of any outstanding policy debt. The cash value and the death benefit will be reduced after a partial withdrawal. The new death benefit will be the current death benefit multiplied by the ratio of the cash value after the partial withdrawal to the cash value before the partial withdrawal. No monthly administration charges will be deducted when this option is in effect. We will send you policy pages reflecting the new values.

You should consult with legal and tax advisers before exchanging your policy under either of the above options.

      Payment options
--------------------------------------------------------------------------------
      You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options listed below. You may select a payment option while an insured is living. If the surviving insured has died and you have not chosen a payment option, the beneficiaries may choose the payment options, up to one year after the surviving insured's death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.


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S P E C I A L  F E A T U R E S                           P R O S P E C T U S  59
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The proceeds of your policy must be paid to a `natural person'. Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option.

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.


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60  P R O S P E C T U S                           S P E C I A L  F E A T U R E S
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      TAX CONSIDERATIONS
--------------------------------------------------------------------------------

THIS DISCUSSION of tax considerations for your Park Avenue SVUL policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

      Tax status
--------------------------------------------------------------------------------
      To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy. Nevertheless, we believe it is reasonable to conclude that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Park Avenue SVUL policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account's assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.


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T A X  C O N S I D E R A T I O N S                       P R O S P E C T U S  61
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      Treatment of policy proceeds
--------------------------------------------------------------------------------
      We believe that the death benefits under your policy should be excludable from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy generally should be excludable from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is not subject to federal income tax, but may be subject to federal estate taxes or generation skipping taxes. The tax consequences of continuing a policy beyond the younger insured's 100th birthday are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the younger insured's 100th birthday.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. You should consult with a competent tax adviser to determine whether a policy transaction will cause your policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

o money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your "basis" in the policy - which is generally equal to the total amount that you have paid in premiums. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your basis is reduced by any amount withdrawn that is not taxed

o if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your basis in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible

o policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small. You should consult a tax adviser regarding these consequences.


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62  P R O S P E C T U S                       T A X  C O N S I D E R A T I O N S
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If your policy is considered a modified endowment contract:

o all distributions other than death benefits, including partial withdrawals, surrenders, assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax free recovery of basis only after all the gain in the contract has been distributed

o all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

o a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 591/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life of the taxpayer, or the life of the taxpayer and a beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same persons are being insured (a change of insured under a policy is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY SPLIT OPTION

One of the riders that you may purchase with this policy is the policy split option. If you purchase this rider it will permit the policy to be split into two single life insurance policies. It is not clear whether exercising this option will be treated as a taxable transaction or whether the individual policies that result would be classified as modified endowment contracts. A competent tax adviser should be consulted before exercising the policy split option.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure (i) that they continue to qualify as life insurance under the Internal Revenue Code, and (ii) that policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.


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T A X  C O N S I D E R A T I O N S                       P R O S P E C T U S  63
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Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue SVUL policy, please consult a legal or tax adviser.

      Transfer taxes
--------------------------------------------------------------------------------
      If you are both the policyowner and the insured, the death benefit under your Park Avenue SVUL policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

If you are both the policyowner and the surviving insured, the death benefit under your Park Avenue SVUL policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Other tax consequences

Park Avenue SVUL policies can be used in various ways, including:

o     as non-qualified deferred compensation or salary continuance plans

o     in split-dollar insurance plans, and

o as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. We recommend that anyone considering buying a Park Avenue SVUL policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

In addition, new rules have recently been passed by Congress relating to life insurance owned by businesses and the IRS has recently issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.

TAX SHELTER REGULATIONS

Prospective policyowners that are corporations should consult a tax advisor about the treatment of the policy under the regulations applicable to corporate tax shelters.


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64  P R O S P E C T U S                       T A X  C O N S I D E R A T I O N S
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ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

      Possible Tax Law Changes
--------------------------------------------------------------------------------
      Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC'S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.


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T A X  C O N S I D E R A T I O N S                       P R O S P E C T U S  65
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      RIGHTS AND RESPONSIBILITIES
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      Assigning policy rights
--------------------------------------------------------------------------------
      You may assign the rights under your Park Avenue SVUL policy to another person or business, subject to certain restrictions discussed in the accompanying text.

ASSIGNING THE RIGHTS TO YOUR POLICY

You may assign the rights under your Park Avenue SVUL policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy's beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy's rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

o     change the policyowner or beneficiary

o     change a payment option, and

o direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds' shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue SVUL policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund's directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders' meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option's shares on that date.


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66  P R O S P E C T U S      R I G H T S  A N D  R E S P O N S I B I L I T I E S
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If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund's investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners' voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund's investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

      Incontestability
--------------------------------------------------------------------------------
      Generally, we cannot challenge your policy once it is in force for two years.

LIMITS TO GIAC'S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your policy or any face amount increase once it is in force during a given insured's lifetime for two years. This policy will terminate upon our successful contest with respect to either insured and we will refund premium payments made towards your policy. If you change your policy's death benefit from Option 1 or Option 3 to Option 2, we cannot challenge the amount of the increase in death benefit that results from this change once it has been in effect during a given insured's lifetime for two years from the date the change took effect. If the face amount has been increased, such increase will be incontestable after it has been in force during a given insured's lifetime for two years from the date the increase takes effect. If we are successful in our challenge, your death benefit will revert to what would have been payable had such change or increase not taken effect.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of an insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider costs using the correct age or sex.


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R I G H T S  A N D  R E S P O N S I B I L I T I E S      P R O S P E C T U S  67
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Suicide exclusion

If the insured commits suicide within two years of the policy's issue date, we will cancel the policy and no death benefit proceeds will be paid, regardless of whether he or she is considered sane at the time. The amount that we must pay in death benefits will be limited to the greater of

o     the net cash surrender value as of the date of death, or

o     the policy premiums paid, minus

o     any policy debt, minus

o     any partial withdrawals.

If an insured commits suicide, while sane or insane within two years from the effective date of any increase in the face amount, our liability will be limited to the cost of insurance for such increase.

If an insured commits suicide within two years of an increase in your policy's death benefit due to a change from Option 1 or Option 3 to Option 2, the death benefit will be limited to the original death benefit under Option 1 or Option 3, whichever is applicable, plus the additional cost of insurance charges paid for the increased death benefit.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

o     operating the Separate Account in any form permitted by law

o taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

o     de-registering the Separate Account under the 1940 Act

o transferring the assets from one division of the Separate Account into other divisions, or to one or more separate accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

o substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

o adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

o changing the way we make deductions or collect charges, consistent with the limits outlined in the policy


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68  P R O S P E C T U S      R I G H T S  A N D  R E S P O N S I B I L I T I E S
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o changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy, or

o making any changes necessary to the policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing policy value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or policy value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers between the investment options.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within the later of:

o     10 days of receiving your policy, or

o     45 days of signing your completed policy application.

Longer periods may apply in some states. If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.


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R I G H T S  A N D  R E S P O N S I B I L I T I E S      P R O S P E C T U S  69
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      OTHER INFORMATION
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DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS


We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the SVUL policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities and Exchange Act of 1934, and a member of the National Association of Securities Dealers. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $333,726 in 2000 and $987,408 in 2001. GIS is a Delaware corporation organized on December 19, 2001.


Agents and commissions


GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue SVUL policies, which may include our affiliate Park Avenue Securities LLC. Our agents receive a maximum sales commission of:


o 50% of the policy premium paid for the first policy year or the first year of a policy segment up to one target premium, and 2.85% of any policy premiums in excess of one target premium, then

o 4% of the policy premiums paid for policy years two through ten or years two through ten of any policy segment up to one target premium, and 3% of any policy premiums in excess of one target premium, then

o 0.15% per annum of the policy account value (excluding loans) paid monthly after policy year 10.

In certain group and sponsored arrangements, maximum commissions are 15% of premiums paid up to one target premium in the first policy year, 20% in policy years two through four, 7% in policy years five through ten. Premiums in excess of one target are compensated at the maximum rate of 2.85% in the first policy year and 3% in policy years two through ten. In policy years after ten, a maximum of 0.15% of policy account value (excluding loans) is paid.

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.


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70  P R O S P E C T U S                         O T H E R  I N F O R M A T I O N
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Administrative services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue SVUL policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other agreements

We have entered into several other agreements, including:

o an agreement with Value Line, Inc. under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

o agreements with MFS, AIM, Davis, Fidelity, Janus and Alliance under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12b-1 fees from the funds.

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Communications we'll send you

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

o     the amount of your current death benefit

o the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

o your policy account value, cash surrender value and net cash surrender value

o the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

o a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

o     the total of any outstanding policy debt that you owe us, and

o     the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue VUL policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

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TELEPHONE AND ELECTRONIC SERVICES


We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that



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O T H E R  I N F O R M A T I O N                         P R O S P E C T U S  71
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the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.


SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS

Where state insurance laws allow us to, we may sell Park Avenue SVUL policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy's charges or deductions certain criteria must be met. These may include:

o     the size of the group

o     the expected number of participants


-----------------------
72  P R O S P E C T U S                         O T H E R  I N F O R M A T I O N
-----------------------

o     the expected amount of premium payments

o     the expected number of policies to be issued

o     the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

Insureds with pension trust SVUL policies may also be eligible to purchase a companion fixed-benefit life insurance policy issued by Guardian Life, which may be marketed under the name "Profit Sharing Protector" (PSP). This companion policy is designed to provide the proceeds needed on the death of one of the insureds under the SVUL policy to purchase the SVUL policy from the qualified retirement plan or satisfy federal income tax or other obligations.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue SVUL policy estimates different risks for men and women in establishing a policy's premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue SVUL policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

ADVERTISING PRACTICES

In our advertisements and sales materials for Park Avenue SVUL policies we may include:

o articles or reports on variable life insurance in general, or Park Avenue SVUL specifically, and any other information published in business or general information publications.

o relevant indices or rankings of investment securities or similar groups of funds

o comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

o comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.


                                                         -----------------------
O T H E R  I N F O R M A T I O N                         P R O S P E C T U S  73
                                                         -----------------------

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.


LEGAL PROCEEDINGS


We are not currently involved in any legal proceedings that would threaten our financial position or that of the Separate Account.

LEGAL MATTERS

The legal validity of the Park Avenue SVUL policy, as described in this prospectus, has been confirmed by Richard T. Potter, Jr., Vice President and Counsel of GIAC.

REGISTRATION STATEMENT

We have omitted some information from this prospectus, which is contained in our registration with the Securities and Exchange Commission (SEC), relating to the Separate Account and the Park Avenue SVUL policy. You can obtain this information by contacting the SEC's main office in Washington, DC, and paying the required fee.

FINANCIAL STATEMENTS

The GIAC financial statements contained in this prospectus should only be used to determine our ability to meet our obligations under the Park Avenue SVUL policies, and not as an indication of the investment experience of the Separate Account.

FINANCIAL AND ACTUARIAL EXPERTS


The consolidated financial statements of GIAC as of December 31, 2001 and 2000 and for each of the three years in the period ended 2001 and financial statements of the Separate Account as of December 31, 2001 and for the period ended December 31, 2001 and 2000 included in the prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


The actuarial matters contained in this prospectus have been examined by Charles
G. Fisher, FSA, MAAA, Vice President and Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.


-----------------------
74  P R O S P E C T U S                         O T H E R  I N F O R M A T I O N
-----------------------

GIAC'S MANAGEMENT

The directors and officers of GIAC are named below together with information about their principal occupations and affiliations during the past five years. The business address of each director and officer is 7 Hanover Square, New York, New York 10004. The "Guardian Fund Complex" referred to in the biographical information is comprised of (1) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in four series), (2) The Guardian Bond Fund,
(3) The Guardian Cash Fund, (4) The Park Avenue Portfolio (a series trust that issues its shares in nine series) and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

Name                    Title             Business History
--------------------------------------------------------------------------------
Joseph A. Caruso        Director, Senior  Senior Vice President and Corporate
                        Vice President    Secretary, 1/01-present, Vice
                        and Corporate     President and Corporate Secretary
                        Secretary         3/96-1/01, The Guardian Life Insurance
                                          Company of America; Vice President and
                                          Secretary, Guardian Investor Services
                                          LLC; Secretary, Guardian Baillie
                                          Gifford Limited; Senior Vice President
                                          and Secretary, Park Avenue Securities
                                          LLC and various mutual funds within
                                          the Guardian Fund Complex.
--------------------------------------------------------------------------------
Armand M. de Palo       Director          Executive Vice President and Chief
                                          Actuary, The Guardian Life Insurance
                                          Company of America 1/01 - present;
                                          Senior Vice President and Chief
                                          Actuary prior thereto. Manager,
                                          Guardian Investor Services LLC;
                                          Director, Fiduciary Insurance Company
                                          of America, Sentinel American Life
                                          Insurance Company, Family Service Life
                                          Insurance Company, Park Avenue Life
                                          Insurance Company, Managed Dental Care
                                          of California and Managed Dental
                                          Guard, Inc.
--------------------------------------------------------------------------------
Earl C. Harry           Second Vice       Second Vice President and Treasurer,
                        President and     The Guardian Life Insurance Company of
                        Treasurer         America, 5/01-present; Treasurer prior
                                          thereto. Treasurer of Guardian
                                          Investor Services LLC and Park Avenue
                                          Securities LLC.
--------------------------------------------------------------------------------
Charles G. Fisher       Vice President    Second Vice President and Actuary, The
                        and Actuary       Guardian Life Insurance Company of
                                          America.
--------------------------------------------------------------------------------
Frank J. Jones          Executive         Executive Vice President and Chief
                        Vice President,   Investment Officer, The Guardian Life
                        Chief Investment  Insurance Company of America; Manager,
                        Officer, and      Guardian Investor Services LLC, Park
                        Director          Avenue Securities LLC; Director,
                                          Guardian Baillie Gifford Limited;
                                          Executive Vice President, GIAC Funds,
                                          Inc. Officer of various mutual funds
                                          within the Guardian Fund Complex.
--------------------------------------------------------------------------------
Edward K. Kane          Executive         Executive Vice President, The Guardian
                        Vice President    Life Insurance Company of America 1/97
                        and Director       - present.
--------------------------------------------------------------------------------
Gary B. Lenderink       Director          The Guardian Life Insurance Company of
                                          America: Executive Vice President,
                                          Group Insurance, Group Pensions &
                                          Corporate Administration, 5/01-
                                          present; Executive Vice President,
                                          Group Insurance & Administration
                                          1/00-4/01; Senior Vice President,
                                          Group Insurance 1/98 to 1/00; Vice
                                          President, Group Insurance 6/97 to
                                          12/97. Senior Vice President and
                                          Director, Fiduciary Insurance Company
                                          of America; Manager, Guardian Investor
                                          Services LLC, Park Avenue Securities,
                                          LLC; Director, First Commonwealth
--------------------------------------------------------------------------------
Bruce C. Long           Director and      Executive Vice President, Equity
                        Executive         Products, The Guardian Life Insurance
                        Vice President    Company of America, 3/01 - present;
                        Equity Products   Senior Vice President, The Guardian
                                          Life Insurance Company of America
                                          9/99 - 3/01; President, New England
                                          Annuities 2/94-6/99; Manager and
                                          President, Guardian Investor Services
                                          LLC; Director, Guardian Baillie
                                          Gifford Limited.
--------------------------------------------------------------------------------



                                                         -----------------------
O T H E R   I N F O R M A T I O N                        P R O S P E C T U S  75
                                                         -----------------------

Name                    Title             Business History
--------------------------------------------------------------------------------
Dennis J. Manning       Director          The Guardian Life Insurance Company of
                                          America: President, Chief Operating
                                          Officer and Director 1/02-present;
                                          Executive Vice President and Chief
                                          Operating Officer, 1/01 - 1/02;
                                          Executive Vice President, Individual
                                          Markets and Group Pensions 1/99 -
                                          present; Senior Vice President and
                                          Chief Marketing Officer 8/96 - 1/99.
                                          Director and President, Healthsource
                                          Insurance Company, Director,
                                          Innovative Underwriters, Inc. and
                                          Guardian Trust Company.
--------------------------------------------------------------------------------
Frank L. Pepe           Vice President    Vice President and Controller, Equity
                        and Controller    Products, The Guardian Life Insurance
                                          Company of America 1/96 - present.
                                          Senior Vice President and Controller
                                          of Guardian Investor Services LLC.
                                          Vice President and Treasurer, GIAC
                                          Funds, Inc.. Officer of various mutual
                                          funds within the Guardian Fund
                                          Complex.
--------------------------------------------------------------------------------
Richard T. Potter, Jr.  Vice President    Vice President and Equity Counsel, The
                        and Counsel       Guardian Life Insurance Company of
                                          America 1/96 - present. Vice President
                                          and Counsel of Guardian Investor
                                          Services LLC. Vice President and
                                          Counsel Park Avenue Securities LLC,
                                          and various mutual funds within the
                                          Guardian Fund Complex.
--------------------------------------------------------------------------------
Joseph D. Sargent       Chairman,         Chairman, Chief Executive Officer and
                        Chief Executive   Director, The Guardian Life Insurance
                        Officer and       Company of America, 1/02-present;
                        Director          President, Chief Executive Officer and
                                          Director, prior thereto. Manager,
                                          Guardian Investor Services LLC and
                                          various mutual funds within the
                                          Guardian Fund Complex. Director of
                                          Guardian Baillie Gifford Limited;
                                          Manager, Park Avenue Securities LLC.
--------------------------------------------------------------------------------

                                          No officer or director of GIAC
                                          receives any compensation from the
                                          Separate Account. No separately
                                          allocable compensation has been paid
                                          by GIAC, or any of its affiliates, to
                                          any person listed above for services
                                          rendered to the Separate Account.



-----------------------
74  P R O S P E C T U S                         O T H E R  I N F O R M A T I O N
-----------------------

--------------------------------------------------------------------------------
      SPECIAL TERMS USED IN THIS PROSPECTUS
--------------------------------------------------------------------------------

Some of the special terms used in this prospectus are defined below.

Additional sum insured

This is additional insurance coverage that provides a level death benefit to the policy anniversary nearest the insured's 100th birthday.

Age

The insured's age on the birthday closest to the date the policy takes effect.

Attained age

Each insured's age plus the number of policy years completed since the policy date.

Basic policy

The policy, including the basic sum insured, additional sum insured, endorsements and applications, but excluding any additional benefit riders.

Basic sum insured

The amount of coverage provided by the Basic policy, excluding any additional sum insured. The minimum basic sum insured is currently $250,000.

Business day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC's close of business is 4 p.m. New York time. If any transaction or event occurs or is scheduled to occur on a day that is not a business day, or if a transaction request is received after GIAC's close of business, such transaction or event will be deemed to occur as of the next following business day unless otherwise specified.

Face amount

The sum of the basic sum insured plus the additional sum insured and the amount of any policy segments in force at the time of determination.

Initial face amount

The face amount in force on the policy's issue date. The minimum initial face amount is currently $250,000.

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your policy is issued at GIAC's customer service Office.


                                                         -----------------------
S P E C I A L  T E R M S                                 P R O S P E C T U S  77
                                                         -----------------------

Loan account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The Loan Account is equal to the loan.

Loan amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayment.

Loan interest account

An account that represents the interest earnings credited by GIAC on the Loan Account.

Minimum annual premium

An amount used to determine whether your policy meets the No Lapse Guarantee Premium Test, and in setting your policy's initial premium. It is shown in your policy.

Monthly processing date

The day of each policy month on which the monthly deduction is deducted from the policy account value and certain policy benefits and values are calculated. The monthly processing date is the same date of each calender month as the policy date, or the last day of a calender month if that is earlier. If such calendar day is not a business day, the monthly processing date will be the next following business day.

Net accumulated premiums

At issue, net accumulated premiums equals the value of the initial premium payment. Thereafter, net accumulated premiums will increase, as a result of premium payments made, and decrease, as a result of partial withdrawals. After a premium payment, net accumulated premiums will be equal to the value of net accumulated premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, net accumulated premiums is equal to the greater of (i) the value of net accumulated premiums before the withdrawal, decreased by the amount of the partial withdrawal, or (ii) zero.

Net amount at risk

The difference between the amount that you would be paid under a policy segment under the policy's death benefit and the policy account value allocated to that segment.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.


-----------------------
78  P R O S P E C T U S                                 S P E C I A L  T E R M S
-----------------------

No Lapse Guarantee

For the first three years of your policy the No Lapse Guarantee ensures that it will not lapse, even if the net cash surrender value of your policy is not enough to pay the policy's monthly deduction in a given month, so long as the No Lapse Guarantee Premium Test is met. For policies issued in Illinois, the No Lapse Guarantee and No Lapse Guarantee Premium Test are the Minimum Premium Period and Minimum Premium Period Test, respectively.

No Lapse Guarantee Premium Test

This test is used to determine whether your policy qualifies for the No Lapse Guarantee. It states that, as of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the minimum annual premiums up to this date, as outlined in your policy. To calculate your minimum annual premium for the current policy year, multiply your minimum annual premium by a ratio equal to the number of completed policy months since the last policy anniversary plus 1 over 12. For policies issued in Illinois, the No Lapse Guarantee and No Lapse Guarantee Premium Test are the Minimum Premium Period and Minimum Premium Period Test, respectively.

Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly processing dates.

Policy debt

The unpaid policy loan amount plus the accumulated and unpaid interest on those loans.

Surviving insured

The insured remaining alive after the first death that occurs while this policy is in force.

Target premium

A measure of premium used to determine your policy's premium charges and agent commissions. Your policy's basic sum insured and any policy segments you buy each have their own target premium. The target premium associated with the basic sum insured is based on both insureds' ages, underwriting classes and sex (unless gender-neutral rates are required by law). The target premium associated with any policy segment is based on the insureds' attained ages and the underwriting classes for each policy segment.

The target premium for any rider, except the guaranteed coverage rider, is based on the monthly deduction for that rider during the first policy year.

Younger insured

The younger of the two insureds on the policy date.


                                                         -----------------------
S P E C I A L  T E R M S                                 P R O S P E C T U S  79
                                                         -----------------------

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS OF
THE GUARDIAN SEPARATE ACCOUNT N
--------------------------------------------------------------------------------

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                                           Investment Divisions
                                                            -------------------------------------------------
                                                                           Guardian     Guardian     Guardian
                                                              Guardian       VC 500     VC Asset      VC High
                                                                 Stock        Index   Allocation   Yield Bond
                                                            ----------   ----------   ----------   ----------
Assets:
    Shares owned in underlying fund .....................       85,385       31,853       12,321        4,396
    Net asset value per share (NAV) .....................        28.94         8.47         8.62         8.13
                                                            ----------   ----------   ----------   ----------
        Total Assets (Shares X NAV) .....................   $2,471,053   $2,699,834   $  106,209   $   35,744
Liabilities:
    Due to the Guardian Insurance & Annuity Company, Inc.
                                                            ----------   ----------   ----------   ----------
Net Assets ..............................................   $2,471,053   $2,699,834   $  106,209   $   35,744

Net Assets:
    Contract value in accumulation period ...............   $2,471,053   $2,699,834   $  106,209   $   35,744
                                                            ----------   ----------   ----------   ----------
        Total Net Assets ................................   $2,471,053   $2,699,834   $  106,209   $   35,744
                                                            ==========   ==========   ==========   ==========
        Units Outstanding ...............................      397,095      339,673       11,770        3,649
        Unit Value (accumulation) .......................   $     6.22   $     7.95   $     9.02   $     9.79

FIFO Cost ...............................................   $2,448,813   $2,619,753   $  110,552   $   37,831

                                                                              Investment Divisions
                                                            ---------------------------------------------------
                                                                                         Gabelli        Baillie
                                                              Guardian     Guardian      Capital        Gifford
                                                                  Bond         Cash        Asset  International
                                                            ----------   -----------   ------     -------------
Assets:
    Shares owned in underlying fund .....................       37,609      208,888       20,461         11,592
    Net asset value per share (NAV) .....................        11.99        10.00        14.23          12.72
                                                            ----------   ----------   ----------     ----------
        Total Assets (Shares X NAV) .....................   $  450,937   $2,088,877   $  291,166     $  147,445
Liabilities:
    Due to the Guardian Insurance & Annuity Company, Inc.
                                                            ----------   ----------   ----------     ----------
Net Assets ..............................................   $  450,937   $2,088,877   $  291,166     $  147,445

Net Assets:
    Contract value in accumulation period ...............   $  450,937   $2,088,877   $  291,166     $  147,445
                                                            ----------   ----------   ----------     ----------
        Total Net Assets ................................   $  450,937   $2,088,877   $  291,166     $  147,445
                                                            ==========   ==========   ==========     ==========
        Units Outstanding ...............................       38,903      195,072       28,156         21,684
        Unit Value (accumulation) .......................   $    11.59   $    10.71   $    10.34     $     6.80

FIFO Cost ...............................................   $  467,534   $2,088,877   $  301,549     $  154,639

                                                             Investment Divisions
                                                           ------------------------
                                                               Baillie
                                                               Gifford     Guardian
                                                              Emerging    Small Cap
                                                               Markets        Stock
                                                            ----------   ----------
Assets:
    Shares owned in underlying fund .....................        3,118       20,098
    Net asset value per share (NAV) .....................         9.57        14.71
                                                            ----------   ----------
        Total Assets (Shares X NAV) .....................   $   29,836   $  295,647
Liabilities:
    Due to the Guardian Insurance & Annuity Company, Inc.
                                                            ----------   ----------
Net Assets ..............................................   $   29,836   $  295,647

Net Assets:
    Contract value in accumulation period ...............   $   29,836   $  295,647
                                                            ----------   ----------
        Total Net Assets ................................   $   29,836   $  295,647
                                                            ==========   ==========
        Units Outstanding ...............................        3,708       35,474
        Unit Value (accumulation) .......................   $     8.05   $     8.33

FIFO Cost ...............................................   $   26,664   $  284,561

See notes to financial statements.


                                     80 & 81

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001 (continued)

                                                                             Investment Divisions
                                                          ---------------------------------------------------
                                                                      Value Line-
                                                               Value    Strategic       AIM V.I.     AIM V.I.
                                                                Line        Asset        Capital       Global
                                                           Centurion   Management   Appreciation    Utilities
                                                          ----------  -----------   ------------   ----------
Assets:
    Shares owned in underlying fund ...................       10,030       60,036         15,236        2,542
    Net asset value per share (NAV) ...................        19.71        18.36          21.72        13.55
                                                          ----------   ----------     ----------   ----------
        Total Assets (Shares X NAV) ...................   $  197,699   $1,102,255     $  330,918   $   34,445
Liabilities:
  Due to the Guardian Insurance & Annuity Company, Inc.
                                                          ----------   ----------     ----------   ----------
Net Assets ............................................   $  197,699   $1,102,255     $  330,918   $   34,445

Net Assets:
    Contract value in accumulation period .............   $  197,699   $1,102,255     $  330,918   $   34,445
                                                          ----------   ----------     ----------   ----------
        Total Net Assets ..............................   $  197,699   $1,102,255     $  330,918   $   34,445
                                                          ==========   ==========     ==========   ==========
        Units Outstanding .............................       27,822      129,568         52,619        5,228
        Unit Value (accumulation) .....................   $     7.11   $     8.51     $     6.29   $     6.59

FIFO Cost .............................................   $  218,338   $1,143,522     $  374,516   $   40,809

                                                                           Investment Divisions
                                                          -------------------------------------------------
                                                                            Davis        Davis        Davis
                                                            AIM V.I.    Financial  Real Estate        Value
                                                               Value    Portfolio    Portfolio    Portfolio
                                                          ----------   ----------  -----------   ----------
Assets:
    Shares owned in underlying fund ...................       20,521       18,116        3,295       19,494
    Net asset value per share (NAV) ...................        23.35        10.67        10.35         9.87
                                                          ----------   ----------   ----------   ----------
        Total Assets (Shares X NAV) ...................   $  479,166   $  193,301   $   34,101   $  192,409
Liabilities:
  Due to the Guardian Insurance & Annuity Company, Inc.
                                                          ----------   ----------   ----------   ----------
Net Assets ............................................   $  479,166   $  193,301   $   34,101   $  192,409

Net Assets:
    Contract value in accumulation period .............   $  479,166   $  193,301   $   34,101   $  192,409
                                                          ----------   ----------   ----------   ----------
        Total Net Assets ..............................   $  479,166   $  193,301   $   34,101   $  192,409
                                                          ==========   ==========   ==========   ==========
        Units Outstanding .............................       65,068       18,264        2,958       21,447
        Unit Value (accumulation) .....................   $     7.36   $    10.58   $    11.53   $     8.97

FIFO Cost .............................................   $  484,032   $  196,989   $   33,837   $  194,387

                                                                           Investment Divisions
                                                             ------------------------------------------
                                                               Fidelity    Fidelity VIP    Fidelity VIP
                                                                 VIP II         Equity-          Growth
                                                             Contrafund          Income   Opportunities
                                                                Service         Service         Service
                                                                Class 2         Class 2         Class 2
                                                             ----------      ----------      ----------
Assets:
    Shares owned in underlying fund ...................          12,640           8,445           8,230
    Net asset value per share (NAV) ...................           20.00           22.59           15.04
                                                             ----------      ----------      ----------
        Total Assets (Shares X NAV) ...................      $  252,805      $  190,762      $  123,773
Liabilities:
  Due to the Guardian Insurance & Annuity Company, Inc.
                                                             ----------      ----------      ----------
Net Assets ............................................      $  252,805      $  190,762      $  123,773

Net Assets:
    Contract value in accumulation period .............      $  252,805      $  190,762      $  123,773
                                                             ----------      ----------      ----------
        Total Net Assets ..............................      $  252,805      $  190,762      $  123,773
                                                             ==========      ==========      ==========
        Units Outstanding .............................          30,775          18,805          16,952
        Unit Value (accumulation) .....................      $     8.21      $    10.14      $     7.30

FIFO Cost .............................................      $  248,585      $  185,994      $  121,664

See notes to financial statements.


                                     82 & 83

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001 (continued)

                                                                                Investment Divisions
                                                           ----------------------------------------------------------
                                                                            Janus Aspen    Janus Aspen
                                                            Fidelity VIP     Aggressive        Capital    Janus Aspen
                                                                 Mid Cap         Growth   Appreciation         Growth
                                                                 Service  Institutional  Institutional  Institutional
                                                                 Class 2         Shares         Shares         Shares
                                                           -------------  -------------  -------------  --------------
Assets:
    Shares owned in underlying fund .....................         27,737         28,806         27,210         35,385
    Net asset value per share (NAV) .....................          19.49          21.98          20.72          19.88
                                                            ------------   ------------   ------------   ------------
        Total Assets (Shares X NAV) .....................   $    540,601   $    633,152   $    563,786   $    703,457
Liabilities:
    Due to the Guardian Insurance & Annuity Company, Inc.
                                                            ------------   ------------   ------------   ------------
Net Assets ..............................................   $    540,601   $    633,152   $    563,786   $    703,457

Net Assets:
    Contract value in accumulation period ...............   $    540,601   $    633,152   $    563,786   $    703,457
                                                            ------------   ------------   ------------   ------------
        Total Net Assets ................................   $    540,601   $    633,152   $    563,786   $    703,457
                                                            ============   ============   ============   ============
        Units Outstanding ...............................         50,858        155,882         86,172        113,605
        Unit Value (accumulation) .......................   $      10.63   $       4.06   $       6.54   $       6.19

FIFO Cost ...............................................   $    519,410   $    687,800   $    585,166   $    754,782

                                                                                Investment Divisions
                                                           ----------------------------------------------------------
                                                             Janus Aspen
                                                               Worldwide
                                                                  Growth            MFS           MFS
                                                           Institutional       Emerging     Investors         MFS New
                                                                  Shares         Growth         Trust       Discovery
                                                           -------------   ------------   ------------   ------------
Assets:
    Shares owned in underlying fund .....................         34,524         23,254         18,724         11,580
    Net asset value per share (NAV) .....................          28.54          17.98          17.13          15.27
                                                            ------------   ------------   ------------   ------------
        Total Assets (Shares X NAV) .....................   $    985,313   $    418,110   $    320,738   $    176,829
Liabilities:
    Due to the Guardian Insurance & Annuity Company, Inc.
                                                            ------------   ------------   ------------   ------------
Net Assets ..............................................   $    985,313   $    418,110   $    320,738   $    176,829

Net Assets:
    Contract value in accumulation period ...............   $    985,313   $    418,110   $    320,738   $    176,829
                                                            ------------   ------------   ------------   ------------
        Total Net Assets ................................   $    985,313   $    418,110   $    320,738   $    176,829
                                                            ============   ============   ============   ============
        Units Outstanding ...............................        155,337         76,396         39,015         19,919
        Unit Value (accumulation) .......................   $       6.34   $       5.47   $       8.22   $       8.88

FIFO Cost ...............................................   $    993,272   $    425,327   $    326,158   $    168,454

                                                               Investment Divisions
                                                            ---------------------------
                                                                                    MFS
                                                                     MFS          Total
                                                                Research         Return
                                                            ------------   ------------
Assets:
    Shares owned in underlying fund .....................          4,100         21,404
    Net asset value per share (NAV) .....................          14.32          18.61
                                                            ------------   ------------
        Total Assets (Shares X NAV) .....................   $     58,710   $    398,318
Liabilities:
    Due to the Guardian Insurance & Annuity Company, Inc.
                                                            ------------   ------------
Net Assets ..............................................   $     58,710   $    398,318

Net Assets:
    Contract value in accumulation period ...............   $     58,710   $    398,318
                                                            ------------   ------------
        Total Net Assets ................................   $     58,710   $    398,318
                                                            ============   ============
        Units Outstanding ...............................          8,430         35,697
        Unit Value (accumulation) .......................   $       6.96   $      11.16

FIFO Cost ...............................................   $     58,976   $    392,385

See notes to financial statements.


                                     84 & 85

The Guardian Separate Account N

STATEMENT OF OPERATIONS

For the period July 20, 2000 (commencement of operations) through December 31, 2000 and year ended 2001

                                                                                Investment Divisions
                                                            --------------------------------------------------------
                                                                              Guardian       Guardian       Guardian
                                                               Guardian         VC 500       VC Asset        VC High
                                                                  Stock          Index     Allocation     Yield Bond
                                                            -----------    -----------    -----------    -----------
2000 Investment Income
  Income:
    Reinvested dividends ................................   $       568    $       240    $       364    $        51
  Expenses:
    Mortality and expense risk charges ..................            --             --             --             --
                                                            -----------    -----------    -----------    -----------
  Net investment income/(expense) .......................           568            240            364             51
                                                            -----------    -----------    -----------    -----------

2000 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...       (28,859)        (1,074)           (82)           (21)
    Reinvested realized gain distributions ..............       162,776             16            533             --
                                                            -----------    -----------    -----------    -----------
  Net realized gain/(loss) on investments ...............       133,917         (1,058)           451            (21)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................      (454,978)        (3,002)        (1,228)           (48)
                                                            -----------    -----------    -----------    -----------
Net realized and unrealized gain/(loss) from investments       (321,061)        (4,060)          (777)           (69)
                                                            -----------    -----------    -----------    -----------

2000 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $  (320,493)   $    (3,820)   $      (413)   $       (18)
                                                            ===========    ===========    ===========    ===========

2001 Investment Income
  Income:
    Reinvested dividends ................................   $     4,649    $    18,213    $       765    $     2,408
  Expenses:
    Mortality and expense risk charges ..................        12,891          4,626            398            103
                                                            -----------    -----------    -----------    -----------
  Net investment income/(expense) .......................        (8,242)        13,587            367          2,305
                                                            -----------    -----------    -----------    -----------

2001 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...    (1,027,360)       (17,661)        (3,915)          (226)
    Reinvested realized gain distributions ..............        13,836            117          1,754             --
                                                            -----------    -----------    -----------    -----------
  Net realized gain/(loss) on investments ...............    (1,013,524)       (17,544)        (2,161)          (226)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................       477,218         83,083         (3,115)        (2,039)
                                                            -----------    -----------    -----------    -----------
Net realized and unrealized gain/(loss) from investments       (536,306)        65,539         (5,276)        (2,265)
                                                            -----------    -----------    -----------    -----------

2001 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $  (544,548)   $    79,126    $    (4,909)   $        40
                                                            ===========    ===========    ===========    ===========

                                                                                Investment Divisions
                                                            -------------------------------------------------------
                                                                                             Gabelli        Baillie
                                                               Guardian       Guardian       Capital        Gifford
                                                                   Bond           Cash         Asset  International
                                                            -----------    -----------   -----------  -------------
2000 Investment Income
  Income:
    Reinvested dividends ................................   $       144    $     1,065   $        19    $        --
  Expenses:
    Mortality and expense risk charges ..................            --             --            --             --
                                                            -----------    -----------   -----------    -----------
  Net investment income/(expense) .......................           144          1,065            19             --
                                                            -----------    -----------   -----------    -----------

2000 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...             2             --           (15)          (828)
    Reinvested realized gain distributions ..............            --             --         1,928          5,470
                                                            -----------    -----------   -----------    -----------
  Net realized gain/(loss) on investments ...............             2             --         1,913          4,642
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................           (52)            --        (1,883)        (5,433)
                                                            -----------    -----------   -----------    -----------
Net realized and unrealized gain/(loss) from investments            (50)            --            30           (791)
                                                            -----------    -----------   -----------    -----------

2000 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $        94    $     1,065   $        49    $      (791)
                                                            ===========    ===========   ===========    ===========

2001 Investment Income
  Income:
    Reinvested dividends ................................   $    16,330    $    39,848   $     1,394    $        --
  Expenses:
    Mortality and expense risk charges ..................           952          8,239           757            512
                                                            -----------    -----------   -----------    -----------
  Net investment income/(expense) .......................        15,378         31,609           637           (512)
                                                            -----------    -----------   -----------    -----------

2001 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...         1,504             --        (4,013)       (15,161)
    Reinvested realized gain distributions ..............         2,099             --        14,569          1,274
                                                            -----------    -----------   -----------    -----------
  Net realized gain/(loss) on investments ...............         3,603             --        10,556        (13,887)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................       (16,545)            --        (8,500)        (1,761)
                                                            -----------    -----------   -----------    -----------
Net realized and unrealized gain/(loss) from investments        (12,942)            --         2,056        (15,648)
                                                            -----------    -----------   -----------    -----------

2001 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $     2,436    $    31,609   $     2,693    $   (16,160)
                                                            ===========    ===========   ===========    ===========

                                                               Investment Divisions
                                                            -------------------------
                                                                Baillie
                                                                Gifford      Guardian
                                                               Emerging     Small Cap
                                                                Markets         Stock
                                                            -----------    -----------
2000 Investment Income
  Income:
    Reinvested dividends ................................   $        --    $        --
  Expenses:
    Mortality and expense risk charges ..................            --             --
                                                            -----------    -----------
  Net investment income/(expense) .......................            --             --
                                                            -----------    -----------

2000 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...           (23)        (1,312)
    Reinvested realized gain distributions ..............            87          2,258
                                                            -----------    -----------
  Net realized gain/(loss) on investments ...............            64            946
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................          (268)        (4,536)
                                                            -----------    -----------
Net realized and unrealized gain/(loss) from investments           (204)        (3,590)
                                                            -----------    -----------

2000 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $      (204)   $    (3,590)
                                                            ===========    ===========

2001 Investment Income
  Income:
    Reinvested dividends ................................   $        45    $        22
  Expenses:
    Mortality and expense risk charges ..................            83          1,022
                                                            -----------    -----------
  Net investment income/(expense) .......................           (38)        (1,000)
                                                            -----------    -----------

2001 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...        (1,441)       (12,681)
    Reinvested realized gain distributions ..............            --              7
                                                            -----------    -----------
  Net realized gain/(loss) on investments ...............        (1,441)       (12,674)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................         3,440         15,622
                                                            -----------    -----------
Net realized and unrealized gain/(loss) from investments          1,999          2,948
                                                            -----------    -----------

2001 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $     1,961    $     1,948
                                                            ===========    ===========

See notes to financial statements.


                                     86 & 87

The Guardian Separate Account N

STATEMENT OF OPERATIONS

For the period July 20, 2000 (commencement of operations) through December 31, 2000 and year ended 2001

                                                                                 Investment Divisions
                                                            --------------------------------------------------------
                                                                           Value Line-
                                                                  Value      Strategic       AIM V.I.       AIM V.I.
                                                                   Line          Asset        Capital         Global
                                                              Centurion     Management   Appreciation      Utilities
                                                            -----------    -----------   ------------    -----------
2000 Investment Income
  Income:
    Reinvested dividends ................................   $        --    $        --    $        --    $        17
  Expenses:
    Mortality and expense risk charges ..................            --             --             --             --
                                                            -----------    -----------    -----------    -----------
  Net investment income/(expense) .......................            --             --             --             17
                                                            -----------    -----------    -----------    -----------

2000 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...          (736)        (1,914)        (3,780)           (50)
    Reinvested realized gain distributions ..............            --             --          1,713             65
                                                            -----------    -----------    -----------    -----------
  Net realized gain/(loss) on investments ...............          (736)        (1,914)        (2,067)            15
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................        (1,668)        (1,218)        (5,452)           (69)
                                                            -----------    -----------    -----------    -----------
Net realized and unrealized gain/(loss) from investments         (2,404)        (3,132)        (7,519)           (54)

2000 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $    (2,404)   $    (3,132)   $    (7,519)   $       (37)
                                                            ===========    ===========    ===========    ===========

2001 Investment Income
  Income:
    Reinvested dividends ................................   $       255    $    20,486    $        --    $       366
  Expenses:
    Mortality and expense risk charges ..................           661          3,615          1,223            102
                                                            -----------    -----------    -----------    -----------
  Net investment  income/(expense) ......................          (406)        16,871         (1,223)           264
                                                            -----------    -----------    -----------    -----------

2001 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...       (14,762)       (72,230)       (27,415)        (2,989)
    Reinvested realized gain distributions ..............        19,520         46,551         25,708          2,396
                                                            -----------    -----------    -----------    -----------
  Net realized gain/(loss) on investments ...............         4,758        (25,679)        (1,707)          (593)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................       (18,971)       (40,049)       (38,146)        (6,296)
                                                            -----------    -----------    -----------    -----------
Net realized and unrealized gain/(loss) from investments        (14,213)       (65,728)       (39,853)        (6,889)
                                                            -----------    -----------    -----------    -----------

2001 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $   (14,619)   $   (48,857)   $   (41,076)   $    (6,625)
                                                            ===========    ===========    ===========    ===========

                                                                                Investment Divisions
                                                            -------------------------------------------------------
                                                               AIM V.I.       Davis VA       Davis VA      Davis VA
                                                                  Value      Financial    Real Estate         Value
                                                            -----------    -----------    -----------   -----------
2000 Investment Income
  Income:
    Reinvested dividends ................................   $        77    $         4    $         3   $        72
  Expenses:
    Mortality and expense risk charges ..................            --             --             --            --
                                                            -----------    -----------    -----------   -----------
  Net investment income/(expense) .......................            77              4              3            72
                                                            -----------    -----------    -----------   -----------

2000 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...        (1,518)            (7)             4          (464)
    Reinvested realized gain distributions ..............         2,680             69             --           179
                                                            -----------    -----------    -----------   -----------
  Net realized gain/(loss) on investments ...............         1,162             62              4          (285)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................        (6,937)           291              9           784
                                                            -----------    -----------    -----------   -----------
Net realized and unrealized gain/(loss) from investments         (5,775)           353             13           499

2000 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $    (5,698)   $       357    $        16   $       571
                                                            ===========    ===========    ===========   ===========

2001 Investment Income
  Income:
    Reinvested dividends ................................   $       621    $        81    $       751   $       769
  Expenses:
    Mortality and expense risk charges ..................         1,633            584             76           623
                                                            -----------    -----------    -----------   -----------
  Net investment  income/(expense) ......................        (1,012)          (503)           675           146
                                                            -----------    -----------    -----------   -----------

2001 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...       (41,673)        (1,592)           408        (2,013)
    Reinvested realized gain distributions ..............         9,425             --            182            --
                                                            -----------    -----------    -----------   -----------
  Net realized gain/(loss) on investments ...............       (32,248)        (1,592)           590        (2,013)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................         2,071         (3,978)           255        (2,761)
                                                            -----------    -----------    -----------   -----------
Net realized and unrealized gain/(loss) from investments        (30,177)        (5,570)           845        (4,774)
                                                            -----------    -----------    -----------   -----------

2001 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $   (31,189)   $    (6,073)   $     1,520   $    (4,628)
                                                            ===========    ===========    ===========   ===========

                                                                          Investment Divisions
                                                             ------------------------------------------
                                                               Fidelity   Fidelity VIP     Fidelity VIP
                                                                    VIP        Equity-           Growth
                                                             Contrafund         Income    Opportunities
                                                                Service        Service          Service
                                                                Class 2        Class 2          Class 2
                                                            -----------   ------------    -------------
2000 Investment Income
  Income:
    Reinvested dividends ................................   $        --    $        --      $        --
  Expenses:
    Mortality and expense risk charges ..................            --             --               --
                                                            -----------    -----------      -----------
  Net investment income/(expense) .......................            --             --               --
                                                            -----------    -----------      -----------

2000 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...          (222)            (1)            (532)
    Reinvested realized gain distributions ..............            --             --               --
                                                            -----------    -----------      -----------
  Net realized gain/(loss) on investments ...............          (222)            (1)            (532)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................            13            (12)          (1,497)
                                                            -----------    -----------      -----------
Net realized and unrealized gain/(loss) from investments           (209)           (13)          (2,029)

2000 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $      (209)   $       (13)     $    (2,029)
                                                            ===========    ===========      ===========

2001 Investment Income
  Income:
    Reinvested dividends ................................   $       345    $       459      $        81
  Expenses:
    Mortality and expense risk charges ..................           804            498              438
                                                            -----------    -----------      -----------
  Net investment  income/(expense) ......................          (459)           (39)            (357)
                                                            -----------    -----------      -----------

2001 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...       (12,559)        (6,405)          (8,194)
    Reinvested realized gain distributions ..............         1,292          1,322               --
                                                            -----------    -----------      -----------
  Net realized gain/(loss) on investments ...............       (11,267)        (5,083)          (8,194)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................         4,206          4,780            3,606
                                                            -----------    -----------      -----------
Net realized and unrealized gain/(loss) from investments         (7,061)          (303)          (4,588)
                                                            -----------    -----------      -----------

2001 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $    (7,520)   $      (342)     $    (4,945)
                                                            ===========    ===========      ===========

See notes to financial statements.


                                     88 & 89

The Guardian Separate Account N

STATEMENT OF OPERATIONS

For the period July 20, 2000 (commencement of operations) through December 31, 2000 and year ended 2001

                                                                                    Investment Divisions
                                                            ----------------------------------------------------------------
                                                                               Janus Aspen      Janus Aspen
                                                             Fidelity VIP       Aggressive          Capital      Janus Aspen
                                                                  Mid Cap           Growth     Appreciation           Growth
                                                                  Service    Institutional    Institutional    Institutional
                                                                  Class 2           Shares           Shares           Shares
                                                            -------------    -------------    -------------    -------------
2000 Investment Income
  Income
    Reinvested dividends ................................   $         191    $          --    $         266    $         101
  Expenses:
    Mortality and expense risk charges ..................              --               --               --               --
                                                            -------------    -------------    -------------    -------------
  Net investment income/(expense) .......................             191               --              266              101
                                                            -------------    -------------    -------------    -------------

2000 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...             (71)          (6,388)            (914)          (1,405)
    Reinvested realized gain distributions ..............              --                7               --               --
                                                            -------------    -------------    -------------    -------------
  Net realized gain/(loss) on investments ...............             (71)          (6,381)            (914)          (1,405)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................           2,665          (17,973)          (2,637)          (6,357)
                                                            -------------    -------------    -------------    -------------
Net realized and unrealized gain/(loss) from investments            2,594          (24,354)          (3,551)          (7,762)
                                                            -------------    -------------    -------------    -------------

2000 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $       2,785    $     (24,354)   $      (3,285)   $      (7,661)
                                                            =============    =============    =============    =============

2001 Investment Income
  Income
    Reinvested dividends ................................   $          --    $          --    $       4,694    $         327
  Expenses:
    Mortality and expense risk charges ..................           1,718            2,288            1,536            2,136
                                                            -------------    -------------    -------------    -------------
  Net investment  income/(expense) ......................          (1,718)          (2,288)           3,158           (1,809)
                                                            -------------    -------------    -------------    -------------

2001 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...           1,219         (104,240)         (23,399)         (28,651)
    Reinvested realized gain distributions ..............              --               --               --              657
                                                            -------------    -------------    -------------    -------------
  Net realized gain/(loss) on investments ...............           1,219         (104,240)         (23,399)         (27,994)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................          18,526          (36,675)         (18,744)         (44,968)
                                                            -------------    -------------    -------------    -------------
Net realized and unrealized gain/(loss) from investments           19,745         (140,915)         (42,143)         (72,962)
                                                            -------------    -------------    -------------    -------------

2001 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $      18,027    $    (143,203)   $     (38,985)   $     (74,771)
                                                            =============    =============    =============    =============

                                                                                   Investment Divisions
                                                            ----------------------------------------------------------------
                                                              Janus Aspen
                                                                Worldwide
                                                                   Growth              MFS              MFS
                                                            Institutional         Emerging        Investors          MFS New
                                                                   Shares           Growth            Trust        Discovery
                                                            -------------    -------------    -------------    -------------
2000 Investment Income
  Income
    Reinvested dividends ................................   $         324    $          --    $          --    $          --
  Expenses:
    Mortality and expense risk charges ..................              --               --               --               --
                                                            -------------    -------------    -------------    -------------
  Net investment income/(expense) .......................             324               --               --               --
                                                            -------------    -------------    -------------    -------------

2000 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...          (3,458)          (3,594)              28           (1,016)
    Reinvested realized gain distributions ..............              32               --               --               --
                                                            -------------    -------------    -------------    -------------
  Net realized gain/(loss) on investments ...............          (3,426)          (3,594)              28           (1,016)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................         (13,383)          (7,271)             (54)             523
                                                            -------------    -------------    -------------    -------------
Net realized and unrealized gain/(loss) from investments          (16,809)         (10,865)             (26)            (493)
                                                            -------------    -------------    -------------    -------------

2000 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $     (16,485)   $     (10,865)   $         (26)   $        (493)
                                                            =============    =============    =============    =============

2001 Investment Income
  Income
    Reinvested dividends ................................   $       3,740    $          --    $         293    $          --
  Expenses:
    Mortality and expense risk charges ..................           3,189            1,657              745              572
                                                            -------------    -------------    -------------    -------------
  Net investment  income/(expense) ......................             551           (1,657)            (452)            (572)
                                                            -------------    -------------    -------------    -------------

2001 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...        (103,526)        (103,063)          (6,396)          (7,446)
    Reinvested realized gain distributions ..............              --           11,010            1,502            1,996
                                                            -------------    -------------    -------------    -------------
  Net realized gain/(loss) on investments ...............        (103,526)         (92,053)          (4,894)          (5,450)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................           5,424               54           (5,366)           7,852
                                                            -------------    -------------    -------------    -------------
Net realized and unrealized gain/(loss) from investments          (98,102)         (91,999)         (10,260)           2,402
                                                            -------------    -------------    -------------    -------------

2001 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $     (97,551)   $     (93,656)   $     (10,712)   $       1,830
                                                            =============    =============    =============    =============

                                                                  Investment Divisions
                                                            ------------------------------
                                                                                       MFS
                                                                      MFS            Total
                                                                 Research           Return
                                                            -------------    -------------
2000 Investment Income
  Income
    Reinvested dividends ................................   $          --    $          --
  Expenses:
    Mortality and expense risk charges ..................              --               --
                                                            -------------    -------------
  Net investment income/(expense) .......................              --               --
                                                            -------------    -------------

2000 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...            (103)              20
    Reinvested realized gain distributions ..............              --               --
                                                            -------------    -------------
  Net realized gain/(loss) on investments ...............            (103)              20
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................            (250)             299
                                                            -------------    -------------
Net realized and unrealized gain/(loss) from investments             (353)             319
                                                            -------------    -------------

2000 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $        (353)   $         319
                                                            =============    =============

2001 Investment Income
  Income
    Reinvested dividends ................................   $           3    $       1,070
  Expenses:
    Mortality and expense risk charges ..................             185            1,133
                                                            -------------    -------------
  Net investment  income/(expense) ......................            (182)             (63)
                                                            -------------    -------------

2001 Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...          (7,421)          (2,443)
    Reinvested realized gain distributions ..............           2,490            1,579
                                                            -------------    -------------
  Net realized gain/(loss) on investments ...............          (4,931)            (864)
  Net change in unrealized appreciation/(depreciation)
    of investments ......................................             (16)           5,635
                                                            -------------    -------------
Net realized and unrealized gain/(loss) from investments           (4,947)           4,771
                                                            -------------    -------------

2001 Net Increase/(Decrease) in Net Assets Resulting
  from Operations .......................................   $      (5,129)   $       4,708
                                                            =============    =============

See notes to financial statements.


                                     90 & 91

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

For the period July 20, 2000 (commencement of operations) through December 31, 2000 and year ended 2001

                                                                              Investment Divisions
                                                         --------------------------------------------------------
                                                                           Guardian       Guardian       Guardian
                                                            Guardian         VC 500       VC Asset        VC High
                                                               Stock          Index     Allocation     Yield Bond
                                                         -----------    -----------    -----------    -----------
2000 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $       568    $       240    $       364    $        51
  Net realized gain/(loss) from sale of investments ..       (28,859)        (1,074)           (82)           (21)
  Reinvested realized gain distributions .............       162,776             16            533             --
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................      (454,978)        (3,002)        (1,228)           (48)
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..      (320,493)        (3,820)          (413)           (18)
                                                         -----------    -----------    -----------    -----------

2000 Policy Transactions
  Net policy purchase payments .......................     1,673,852         58,631         43,703            454
  Transfer on account of other terminations ..........           (77)            --             --             --
  Transfer of policy loans ...........................       (18,742)            --             --             --
  Transfer of cost of insurance and policy fees ......       (94,098)        (6,312)        (1,122)          (100)
  Transfer between investment divisions ..............           (71)             7             78            714
  Transfers - other ..................................        35,507            638             49              9
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ...     1,596,371         52,964         42,708          1,077
                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............     1,275,878         49,144         42,295          1,059
                                                         -----------    -----------    -----------    -----------
  Net Assets at December 31, 2000 ....................   $ 1,275,878    $    49,144    $    42,295    $     1,059
                                                         ===========    ===========    ===========    ===========

2001 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $    (8,242)   $    13,587    $       367    $     2,305
  Net realized gain/(loss) from sale of investments ..    (1,027,360)       (17,661)        (3,915)          (226)
  Reinvested realized gain distributions .............        13,836            117          1,754             --
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................       477,218         83,083         (3,115)        (2,039)
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..      (544,548)        79,126         (4,909)            40
                                                         -----------    -----------    -----------    -----------

2001 Policy Transactions
  Net policy purchase payments .......................     2,129,235        683,208         66,751         16,524
  Transfer on account of other terminations ..........        (5,481)          (111)            --             --
  Transfer of policy loans ...........................        (1,638)            --             --             --
  Transfer of cost of insurance and policy fees ......      (490,175)      (125,546)       (19,265)        (3,986)
  Transfer between investment divisions ..............       (64,189)     2,014,356         21,273         22,100
  Transfers - other ..................................       171,971           (343)            64              7
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ...     1,739,723      2,571,564         68,823         34,645
                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............     1,195,175      2,650,690         63,914         34,685
  Net Assets at December 31, 2000 ....................     1,275,878         49,144         42,295          1,059
                                                         -----------    -----------    -----------    -----------
  Net Assets at December 31, 2001 ....................   $ 2,471,053    $ 2,699,834    $   106,209    $    35,744
                                                         ===========    ===========    ===========    ===========

                                                                                Investment Divisions
                                                         --------------------------------------------------------
                                                                                           Gabelli        Baillie
                                                            Guardian       Guardian        Capital        Gifford
                                                                Bond           Cash          Asset  International
                                                         -----------    -----------    -----------  -------------
2000 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $       144    $     1,065    $        19    $        --
  Net realized gain/(loss) from sale of investments ..             2             --            (15)          (828)
  Reinvested realized gain distributions .............            --             --          1,928          5,470
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................           (52)            --         (1,883)        (5,433)
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..            94          1,065             49           (791)
                                                         -----------    -----------    -----------    -----------

2000 Policy Transactions
  Net policy purchase payments .......................         5,584        260,926         11,023         27,174
  Transfer on account of other terminations ..........            --             --             --             --
  Transfer of policy loans ...........................            --             --             --             --
  Transfer of cost of insurance and policy fees ......          (301)       (12,394)          (541)        (2,506)
  Transfer between investment divisions ..............           714        (71,617)            --          2,975
  Transfers - other ..................................            14             70             23           (122)
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ...         6,011        176,985         10,505         27,521
                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............         6,105        178,050         10,554         26,730
                                                         -----------    -----------    -----------    -----------
  Net Assets at December 31, 2000 ....................   $     6,105    $   178,050    $    10,554    $    26,730
                                                         ===========    ===========    ===========    ===========

2001 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $    15,378    $    31,609    $       637    $      (512)
  Net realized gain/(loss) from sale of investments ..         1,504             --         (4,013)       (15,161)
  Reinvested realized gain distributions .............         2,099             --         14,569          1,274
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................       (16,545)            --         (8,500)        (1,761)
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..         2,436         31,609          2,693        (16,160)
                                                         -----------    -----------    -----------    -----------

2001 Policy Transactions
  Net policy purchase payments .......................       436,506      5,757,753        169,216        138,910
  Transfer on account of other terminations ..........            --           (728)            --           (129)
  Transfer of policy loans ...........................            --        (14,072)        (2,814)            --
  Transfer of cost of insurance and policy fees ......       (56,135)      (348,012)       (24,575)       (26,773)
  Transfer between investment divisions ..............        61,554     (3,521,638)       135,065         25,338
  Transfers - other ..................................           471          5,915          1,027           (471)
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ...       442,396      1,879,218        277,919        136,875
                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............       444,832      1,910,827        280,612        120,715
  Net Assets at December 31, 2000 ....................         6,105        178,050         10,554         26,730
                                                         -----------    -----------    -----------    -----------
  Net Assets at December 31, 2001 ....................   $   450,937    $ 2,088,877    $   291,166    $   147,445
                                                         ===========    ===========    ===========    ===========

                                                            Investment Divisions
                                                         --------------------------
                                                             Baillie
                                                             Gifford       Guardian
                                                            Emerging      Small Cap
                                                             Markets          Stock
                                                         -----------    -----------
2000 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $        --    $        --
  Net realized gain/(loss) from sale of investments ..           (23)        (1,312)
  Reinvested realized gain distributions .............            87          2,258
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................          (268)        (4,536)
                                                         -----------    -----------
  Net increase/(decrease) resulting from operations ..          (204)        (3,590)
                                                         -----------    -----------

2000 Policy Transactions
  Net policy purchase payments .......................         7,317         78,163
  Transfer on account of other terminations ..........            --             --
  Transfer of policy loans ...........................            --             --
  Transfer of cost of insurance and policy fees ......          (738)        (3,847)
  Transfer between investment divisions ..............            29             --
  Transfers - other ..................................           (71)        (1,256)
                                                         -----------    -----------
  Net increase/(decrease) from policy transactions ...         6,537         73,060
                                                         -----------    -----------
Total Increase/(Decrease) in Net Assets ..............         6,333         69,470
                                                         -----------    -----------
  Net Assets at December 31, 2000 ....................   $     6,333    $    69,470
                                                         ===========    ===========

2001 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $       (38)   $    (1,000)
  Net realized gain/(loss) from sale of investments ..        (1,441)       (12,681)
  Reinvested realized gain distributions .............            --              7
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................         3,440         15,622
                                                         -----------    -----------
  Net increase/(decrease) resulting from operations ..         1,961          1,948
                                                         -----------    -----------

2001 Policy Transactions
  Net policy purchase payments .......................        27,772        273,550
  Transfer on account of other terminations ..........           (46)          (276)
  Transfer of policy loans ...........................            --         (5,250)
  Transfer of cost of insurance and policy fees ......        (6,678)       (47,887)
  Transfer between investment divisions ..............          (199)         6,428
  Transfers - other ..................................           693         (2,336)
                                                         -----------    -----------
  Net increase/(decrease) from policy transactions ...        21,542        224,229
                                                         -----------    -----------
Total Increase/(Decrease) in Net Assets ..............        23,503        226,177
  Net Assets at December 31, 2000 ....................         6,333         69,470
                                                         -----------    -----------
  Net Assets at December 31, 2001 ....................   $    29,836    $   295,647
                                                         ===========    ===========

See notes to financial statements.


                                     92 & 93

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

For the period July 20, 2000 (commencement of operations) through December 31, 2000 and year ended 2001

                                                                               Investment Divisions
                                                         --------------------------------------------------------
                                                                         Value Line
                                                               Value      Strategic       AIM V.I.       AIM V.I.
                                                                Line          Asset        Capital         Global
                                                           Centurion     Management   Appreciation      Utilities
                                                         -----------    -----------   ------------    -----------
2000 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $        --    $        --    $        --    $        17
  Net realized gain/(loss) from sale of investments ..          (736)        (1,914)        (3,780)           (50)
  Reinvested realized gain distributions .............            --             --          1,713             65
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................        (1,668)        (1,218)        (5,452)           (69)
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..        (2,404)        (3,132)        (7,519)           (37)
                                                         -----------    -----------    -----------    -----------

2000 Policy Transactions
  Net policy purchase payments .......................        37,149        175,013        101,465          2,554
  Transfer on account of other terminations ..........            --             --             --             --
  Transfer of policy loans ...........................            --             --             --             --
  Transfer of cost of insurance and policy fees ......        (4,173)        (8,997)        (6,172)          (379)
  Transfer between investment divisions ..............           715         21,469         11,312             --
  Transfers - other ..................................            97            268         (1,270)             8
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ...        33,788        187,753        105,335          2,183
                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............        31,384        184,621         97,816          2,146
                                                         -----------    -----------    -----------    -----------
  Net Assets at December 31, 2000 ....................   $    31,384    $   184,621    $    97,816    $     2,146
                                                         ===========    ===========    ===========    ===========

2001 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $      (406)   $    16,871    $    (1,223)   $       264
  Net realized gain/(loss) from sale of investments ..       (14,762)       (72,230)       (27,415)        (2,989)
  Reinvested realized gain distributions .............        19,520         46,551         25,708          2,396
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................       (18,971)       (40,049)       (38,146)        (6,296)
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..       (14,619)       (48,857)       (41,076)        (6,625)
                                                         -----------    -----------    -----------    -----------

2001 Policy Transactions
  Net policy purchase payments .......................       214,026      1,114,321        335,325         39,349
  Transfer on account of other terminations ..........          (402)          (999)        (1,375)           (65)
  Transfer of policy loans ...........................            --             --             --             --
  Transfer of cost of insurance and policy fees ......       (42,706)      (188,022)       (65,696)        (8,699)
  Transfer between investment divisions ..............        11,037         40,721            460          8,242
  Transfers - other ..................................        (1,021)           470          5,464             97
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ...       180,934        966,491        274,178         38,924
                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............       166,315        917,634        233,102         32,299
  Net Assets at December 31, 2000 ....................        31,384        184,621         97,816          2,146
                                                         -----------    -----------    -----------    -----------
  Net Assets at December 31, 2001 ....................   $   197,699    $ 1,102,255    $   330,918    $    34,445
                                                         ===========    ===========    ===========    ===========

                                                                             Investment Divisions
                                                         --------------------------------------------------------
                                                            AIM V.I.       Davis VA       Davis VA       Davis VA
                                                               Value      Financial    Real Estate          Value
                                                         -----------    -----------    -----------    -----------
2000 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $        77    $         4    $         3    $        72
  Net realized gain/(loss) from sale of investments ..        (1,518)            (7)             4           (464)
  Reinvested realized gain distributions .............         2,680             69             --            179
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................        (6,937)           291              9            784
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..        (5,698)           357             16            571
                                                         -----------    -----------    -----------    -----------

2000 Policy Transactions
  Net policy purchase payments .......................        87,785          4,450            451         47,874
  Transfer on account of other terminations ..........            --             --             --             --
  Transfer of policy loans ...........................            --             --             --        (20,186)
  Transfer of cost of insurance and policy fees ......        (9,365)          (313)          (107)        (1,883)
  Transfer between investment divisions ..............             9             --             --            715
  Transfers - other ..................................          (524)            40             23         (1,029)
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ...        77,905          4,177            367         25,491
                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............        72,207          4,534            383         26,062
                                                         -----------    -----------    -----------    -----------
  Net Assets at December 31, 2000 ....................   $    72,207    $     4,534    $       383    $    26,062
                                                         ===========    ===========    ===========    ===========

2001 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $    (1,012)   $      (503)   $       675    $       146
  Net realized gain/(loss) from sale of investments ..       (41,673)        (1,592)           408         (2,013)
  Reinvested realized gain distributions .............         9,425             --            182             --
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................         2,071         (3,978)           255         (2,761)
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..       (31,189)        (6,073)         1,520         (4,628)
                                                         -----------    -----------    -----------    -----------

2001 Policy Transactions
  Net policy purchase payments .......................       469,283        182,608         35,486        187,547
  Transfer on account of other terminations ..........           (20)          (576)          (512)           (65)
  Transfer of policy loans ...........................        (5,204)            --             --         (5,317)
  Transfer of cost of insurance and policy fees ......       (80,478)       (24,317)        (5,018)       (39,444)
  Transfer between investment divisions ..............        52,834         35,792          2,112         27,553
  Transfers - other ..................................         1,733          1,333            130            701
                                                         -----------    -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ...       438,148        194,840         32,198        170,975
                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............       406,959        188,767         33,718        166,347
  Net Assets at December 31, 2000 ....................        72,207          4,534            383         26,062
                                                         -----------    -----------    -----------    -----------
  Net Assets at December 31, 2001 ....................   $   479,166    $   193,301    $    34,101    $   192,409
                                                         ===========    ===========    ===========    ===========

                                                                       Investment Divisions
                                                         -----------------------------------------
                                                            Fidelity   Fidelity VIP   Fidelity VIP
                                                                 VIP        Equity-         Growth
                                                          Contrafund         Income  Opportunities
                                                             Service        Service        Service
                                                             Class 2        Class 2        Class 2
                                                         -----------    -----------  -------------
2000 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $        --    $        --    $        --
  Net realized gain/(loss) from sale of investments ..          (222)            (1)          (532)
  Reinvested realized gain distributions .............            --             --             --
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................            13            (12)        (1,497)
                                                         -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..          (209)           (13)        (2,029)
                                                         -----------    -----------    -----------

2000 Policy Transactions
  Net policy purchase payments .......................        45,506         27,291         24,995
  Transfer on account of other terminations ..........            --             --             --
  Transfer of policy loans ...........................            --             --             --
  Transfer of cost of insurance and policy fees ......        (2,857)          (391)        (3,048)
  Transfer between investment divisions ..............           979             --            670
  Transfers - other ..................................          (179)         1,054           (216)
                                                         -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ...        43,449         27,954         22,401
                                                         -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............        43,240         27,941         20,372
                                                         -----------    -----------    -----------
  Net Assets at December 31, 2000 ....................   $    43,240    $    27,941    $    20,372
                                                         ===========    ===========    ===========

2001 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $      (459)   $       (39)   $      (357)
  Net realized gain/(loss) from sale of investments ..       (12,559)        (6,405)        (8,194)
  Reinvested realized gain distributions .............         1,292          1,322             --
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................         4,206          4,780          3,606
                                                         -----------    -----------    -----------
  Net increase/(decrease) resulting from operations ..        (7,520)          (342)        (4,945)
                                                         -----------    -----------    -----------

2001 Policy Transactions
  Net policy purchase payments .......................       247,080        154,140        137,746
  Transfer on account of other terminations ..........          (352)          (238)        (1,636)
  Transfer of policy loans ...........................            --             --             --
  Transfer of cost of insurance and policy fees ......       (49,173)       (26,312)       (28,104)
  Transfer between investment divisions ..............        18,403         35,583            682
  Transfers - other ..................................         1,127            (10)          (342)
                                                         -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ...       217,085        163,163        108,346
                                                         -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............       209,565        162,821        103,401
  Net Assets at December 31, 2000 ....................        43,240         27,941         20,372
                                                         -----------    -----------    -----------
  Net Assets at December 31, 2001 ....................   $   252,805    $   190,762    $   123,773
                                                         ===========    ===========    ===========

See notes to financial statements.


                                     94 & 95

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

For the period July 20, 2000 (commencement of operations) through December 31, 2000 and year ended 2001

                                                                                Investment Divisions
                                                         ----------------------------------------------------------------
                                                                            Janus Aspen      Janus Aspen
                                                          Fidelity VIP       Aggressive          Capital      Janus Aspen
                                                               Mid Cap           Growth     Appreciation           Growth
                                                               Service    Institutional    Institutional    Institutional
                                                               Class 2           Shares           Shares           Shares
                                                         -------------    -------------    -------------    -------------
2000 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $         191    $          --    $         266    $         101
  Net realized gain/(loss) from sale of investments ..             (71)          (6,388)            (914)          (1,405)
  Reinvested realized gain distributions .............              --                7               --               --
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................           2,665          (17,973)          (2,637)          (6,357)
                                                         -------------    -------------    -------------    -------------
  Net increase/(decrease) resulting from operations ..           2,785          (24,354)          (3,285)          (7,661)
                                                         -------------    -------------    -------------    -------------

2000 Policy Transactions
  Net policy purchase payments .......................          62,649          205,527           65,168          134,814
  Transfer on account of other terminations ..........              --              (73)              --               --
  Transfer of policy loans ...........................              --               --               --               --
  Transfer of cost of insurance and policy fees ......          (4,094)         (14,401)          (6,666)         (10,500)
  Transfer between investment divisions ..............           3,159              758              740           23,380
  Transfers - other ..................................            (153)          (1,115)            (719)          (2,292)
                                                         -------------    -------------    -------------    -------------
  Net increase/(decrease) from policy transactions ...          61,561          190,696           58,523          145,402
                                                         -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ..............          64,346          166,342           55,238          137,741
                                                         -------------    -------------    -------------    -------------
  Net Assets at December 31, 2000 ....................   $      64,346    $     166,342    $      55,238    $     137,741
                                                         =============    =============    =============    =============

2001 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $      (1,718)   $      (2,288)   $       3,158    $      (1,809)
  Net realized gain/(loss) from sale of investments ..           1,219         (104,240)         (23,399)         (28,651)
  Reinvested realized gain distributions .............              --               --               --              657
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................          18,526          (36,675)         (18,744)         (44,968)
                                                         -------------    -------------    -------------    -------------
  Net increase/(decrease) resulting from operations ..          18,027         (143,203)         (38,985)         (74,771)
                                                         -------------    -------------    -------------    -------------

2001 Policy Transactions
  Net policy purchase payments .......................         489,936          723,751          422,706          492,473
  Transfer on account of other terminations ..........          (1,504)          (1,740)             (45)            (570)
  Transfer of policy loans ...........................             (50)              --             (125)             (50)
  Transfer of cost of insurance and policy fees ......         (89,892)        (133,031)         (88,414)         (95,186)
  Transfer between investment divisions ..............          59,493           27,153          215,037          240,864
  Transfers - other ..................................             245           (6,120)          (1,626)           2,956
                                                         -------------    -------------    -------------    -------------
  Net increase/(decrease) from policy transactions ...         458,228          610,013          547,533          640,487
                                                         -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ..............         476,255          466,810          508,548          565,716
  Net Assets at December 31, 2000 ....................          64,346          166,342           55,238          137,741
                                                         -------------    -------------    -------------    -------------
  Net Assets at December 31, 2001 ....................   $     540,601    $     633,152    $     563,786    $     703,457
                                                         =============    =============    =============    =============

                                                                                Investment Divisions
                                                         ----------------------------------------------------------------
                                                           Janus Aspen
                                                             Worldwide
                                                                Growth              MFS              MFS
                                                         Institutional         Emerging        Investors          MFS New
                                                                Shares           Growth            Trust        Discovery
                                                         -------------    -------------    -------------    -------------
2000 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $         324    $          --    $          --    $          --
  Net realized gain/(loss) from sale of investments ..          (3,458)          (3,594)              28           (1,016)
  Reinvested realized gain distributions .............              32               --               --               --
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................         (13,383)          (7,271)             (54)             523
                                                         -------------    -------------    -------------    -------------
  Net increase/(decrease) resulting from operations ..         (16,485)         (10,865)             (26)            (493)
                                                         -------------    -------------    -------------    -------------

2000 Policy Transactions
  Net policy purchase payments .......................         241,313          132,354           41,609           35,612
  Transfer on account of other terminations ..........             (24)              --               --               --
  Transfer of policy loans ...........................              --               --               --               --
  Transfer of cost of insurance and policy fees ......         (19,814)          (9,516)            (790)          (3,214)
  Transfer between investment divisions ..............             254              810               --               --
  Transfers - other ..................................          (1,152)          (2,180)             (43)            (340)
                                                         -------------    -------------    -------------    -------------
  Net increase/(decrease) from policy transactions ...         220,577          121,468           40,776           32,058
                                                         -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ..............         204,092          110,603           40,750           31,565
                                                         -------------    -------------    -------------    -------------
  Net Assets at December 31, 2000 ....................   $     204,092    $     110,603    $      40,750    $      31,565
                                                         =============    =============    =============    =============

2001 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $         551    $      (1,657)   $        (452)   $        (572)
  Net realized gain/(loss) from sale of investments ..        (103,526)        (103,063)          (6,396)          (7,446)
  Reinvested realized gain distributions .............              --           11,010            1,502            1,996
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................           5,424               54           (5,366)           7,852
                                                         -------------    -------------    -------------    -------------
  Net increase/(decrease) resulting from operations ..         (97,551)         (93,656)         (10,712)           1,830
                                                         -------------    -------------    -------------    -------------

2001 Policy Transactions
  Net policy purchase payments .......................         866,331          468,004          128,435          175,604
  Transfer on account of other terminations ..........          (1,884)            (295)              --             (748)
  Transfer of policy loans ...........................          (5,284)          (5,207)              --              (75)
  Transfer of cost of insurance and policy fees ......        (150,957)         (66,479)         (23,309)         (31,230)
  Transfer between investment divisions ..............         168,572            3,668          186,342             (310)
  Transfers - other ..................................           1,994            1,472             (768)             193
                                                         -------------    -------------    -------------    -------------
  Net increase/(decrease) from policy transactions ...         878,772          401,163          290,700          143,434
                                                         -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ..............         781,221          307,507          279,988          145,264
  Net Assets at December 31, 2000 ....................         204,092          110,603           40,750           31,565
                                                         -------------    -------------    -------------    -------------
  Net Assets at December 31, 2001 ....................   $     985,313    $     418,110    $     320,738    $     176,829
                                                         =============    =============    =============    =============

                                                               Investment Divisions
                                                         ------------------------------
                                                                                    MFS
                                                                   MFS            Total
                                                              Research           Return
                                                         -------------    -------------
2000 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $          --    $          --
  Net realized gain/(loss) from sale of investments ..            (103)              20
  Reinvested realized gain distributions .............              --               --
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................            (250)             299
                                                         -------------    -------------
  Net increase/(decrease) resulting from operations ..            (353)             319
                                                         -------------    -------------

2000 Policy Transactions
  Net policy purchase payments .......................           8,136            8,685
  Transfer on account of other terminations ..........              --               --
  Transfer of policy loans ...........................              --               --
  Transfer of cost of insurance and policy fees ......          (1,370)            (768)
  Transfer between investment divisions ..............             714            1,489
  Transfers - other ..................................             (52)              14
                                                         -------------    -------------
  Net increase/(decrease) from policy transactions ...           7,428            9,420
                                                         -------------    -------------
Total Increase/(Decrease) in Net Assets ..............           7,075            9,739
                                                         -------------    -------------
  Net Assets at December 31, 2000 ....................   $       7,075    $       9,739
                                                         =============    =============

2001 Increase/(Decrease) from Operations
  Net investment income/(expense) ....................   $        (182)   $         (63)
  Net realized gain/(loss) from sale of investments ..          (7,421)          (2,443)
  Reinvested realized gain distributions .............           2,490            1,579
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................             (16)           5,635
                                                         -------------    -------------
  Net increase/(decrease) resulting from operations ..          (5,129)           4,708
                                                         -------------    -------------

2001 Policy Transactions
  Net policy purchase payments .......................          63,011          270,394
  Transfer on account of other terminations ..........              --              (52)
  Transfer of policy loans ...........................              --               --
  Transfer of cost of insurance and policy fees ......         (11,034)         (47,661)
  Transfer between investment divisions ..............           2,700          162,972
  Transfers - other ..................................           2,087           (1,782)
                                                         -------------    -------------
  Net increase/(decrease) from policy transactions ...          56,764          383,871
                                                         -------------    -------------
Total Increase/(Decrease) in Net Assets ..............          51,635          388,579
  Net Assets at December 31, 2000 ....................           7,075            9,739
                                                         -------------    -------------
  Net Assets at December 31, 2001 ....................   $      58,710    $     398,318
                                                         =============    =============

See notes to financial statements.


                                     96 & 97

--------------------------------------------------------------------------------
THE GUARDIAN SEPARATE ACCOUNT N
NOTES TO FINANCIAL STATEMENTS (December 31, 2001)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

      The Guardian Separate Account N (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 23, 1999 and commenced operations on July 20, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the survivorship variable universal life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the thirty one investment divisions within the Account, or the FRO. However, a policyowner may only invest in up to twenty investment divisions, including the FRO, at any time.

      The thirty one investment options of the Account correspond to the following underlying mutual funds in which the investment option invests: The Guardian Stock Fund (GSF), The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, ,The Guardian VC High Yield Bond Fund, The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund
(GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCSF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust, AIM V.I. Capital Appreciation Fund, AIM V.I. Global Utilities Fund, AIM V.I. Value Fund, Davis Financial Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Contrafund Portfolio Service Class 2, Fidelity VIP Equity-Income Portfolio Service Class 2, Fidelity VIP Growth Opportunities Portfolio Service Class 2, Fidelity VIP Mid Cap Growth Portfolio Service Class 2, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, MFS Emerging Growth Series, MFS Investors Trust Series (formerly MFS Growth With Income Series), MFS New Discovery Series, MFS Research Series, and MFS Total Return Series (collectively, the Funds and individually, a Fund).

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) The market value of the investments in the Funds is based on the net asset value of the respective Funds or Trust as of their close of business on the valuation date.

      (b) The market value of the investments in the Trust is determined by Standard & Poor's Corporation (the evaluator) on the basis of current offering bid prices for the securities, if available, current prices for comparable securities, the value of the securities as determined by appraisal, or any combination of the foregoing.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains are determined based on the identified cost of securities sold.

      (d)   The cost of investments sold is determined on a first in, first out
            (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

      The charge for Variable Life Insurance policies is based on the 1980 Commissioners' Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.


--------------
98  PROSPECTUS                                              FINANCIAL STATEMENTS
--------------

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 (continued)

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates

NOTE 3 - PURCHASES AND SALE OF INVESTMENTS

      The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                                    Purchases        Sales
                                                                   -----------    -----------
Guardian Stock Fund ...........................................    $ 4,261,481    $ 2,516,164
Guardian VC 500 Index Fund ....................................      2,744,523        159,256
Guardian VC Asset Allocation Fund .............................         92,995         22,051
Guardian VC High Yield Bond Fund ..............................         40,982          4,033
Guardian Bond Fund, Inc. ......................................        518,667         58,793
Guardian Cash Fund, Inc. ......................................      7,010,916      5,100,089
Gabelli Capital Asset Fund ....................................        363,181         70,056
Baillie Gifford International Fund ............................        195,551         57,913
Baillie Gifford Emerging Markets Fund .........................         40,734         19,230
Guardian Small Cap Stock Fund .................................        297,202         73,967
Value Line Centurion Fund, Inc. ...............................        273,342         73,294
Value Line Strategic Asset Management Trust ...................      1,547,237        517,324
AIM V.I. Capital Appreciation Fund ............................        385,013         86,350
AIM V.I. Global Utilities Fund ................................         54,171         12,588
AIM V.I. Value Fund ...........................................        867,506        420,944
Davis Financial Portfolio .....................................        218,023         23,686
Davis Real Estate Portfolio ...................................         72,474         39,419
Davis Value Portfolio .........................................        253,178         82,057
Fidelity VIP Contrafund Portfolio - Service Class 2 ...........        357,897        139,979
Fidelity VIP Equity-Income Portfolio - Service Class 2 ........        233,701         69,256
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 .        199,478         91,488
Fidelity VIP Mid Cap Portfolio - Service Class 2 ..............        629,671        173,162
Janus Aspen Aggressive Growth Portfolio .......................        842,052        234,328
Janus Aspen Capital Appreciation Portfolio ....................        665,209        114,518
Janus Aspen Growth Portfolio ..................................        765,229        125,893
Janus Aspen Worldwide Growth Portfolio ........................      1,382,938        503,615
MFS Emerging Growth Series ....................................        852,217        441,700
MFS Investors Trust Series (formerly Growth With Income Series)        319,571         27,821
MFS New Discovery Series ......................................        203,743         58,886
MFS Research Series ...........................................         98,290         39,219
MFS Total Return Series .......................................        512,325        126,937
                                                                   -----------    -----------
TOTALS ........................................................    $26,299,497    $11,484,016
                                                                   ===========    ===========


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS  99
                                                                  --------------

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 (continued)

NOTE 4 - EXPENSES AND RELATED PARTY TRANSACTIONS

      Under the terms of the policy, GIAC deducts certain charges monthly from the policy account value. These contractual charges are deducted by redeeming units of the investment divisions and consist of:

      a) Policy and administrative fees vary with the basic sum face amount, age, sex and rating class.

      b) Mortality and expense risk charge through the twelfth policy year is deducted at a current annual rate of .60% of the net assets of the separate account. Starting in the thirteenth policy year, GIAC deducts at a current annual rate of .40% up to the account value breakpoint and .20% on the amount of net assets in excess of the breakpoint. The breakpoint is defined as $100,000 less any policy account value allocated to the fixed rate option, but not less than zero.

      c) A monthly charge for the cost of life insurance, based on age, sex, duration and rating class, is deducted as compensation for the anticipated cost of paying death benefits.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      For the year ended December 31, 2000 and 2001, contractual charges amounted to $230,777 and $2,499,193, respectively.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

      GSF, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, GBF, GCF and GSCSF each has an investment advisory agreement with Guardian Investor Services LLC (GIS), formerly Guardian Investor Services Corporation
(GISC), a wholly owned subsidiary of GIAC. Fees earned by GIS on this agreement range from .25% to .75% on the average daily net assets. GCAF has a management agreement with GIS and earns fees of .40% on the average daily net assets. BGIF and BGEMF are managed by Guardian Baillie Gifford Ltd. (GBG), a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd. Fees earned by GBG on this agreement range from .80% to 1.00% on the average daily net assets.

      The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.


--------------
100 PROSPECTUS                                              FINANCIAL STATEMENTS
--------------

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 (continued)

NOTE 5 - CHANGES IN UNITS OUTSTANDING

      The changes in units outstanding for the years ended December 31, 2001 and 2000 were as follows:

                                                                     2001            2000
                                                                 Net Increase    Net Increase
                                                                 ------------    ------------
Guardian Stock Fund ...........................................    236,029         161,066
Guardian VC 500 Index Fund ....................................    334,227           5,446
Guardian VC Asset Allocation Fund .............................      7,506           4,264
Guardian VC High Yield Bond Fund ..............................      3,537             112
Guardian Bond Fund, Inc. ......................................     38,330             573
Guardian Cash Fund, Inc. ......................................    177,848          17,224
Gabelli Capital Asset Fund ....................................     27,109           1,047
Baillie Gifford International Fund ............................     18,555           3,129
Baillie Gifford Emerging Markets Fund .........................      2,871             837
Guardian Small Cap Stock Fund .................................     27,790           7,684
Value Line Centurion Fund, Inc. ...............................     24,127           3,695
Value Line Strategic Asset Management Trust ...................    110,671          18,897
AIM V.I. Capital Appreciation Fund ............................     40,686          11,933
AIM V.I. Global Utilities Fund ................................      4,993             235
AIM V.I. Value Fund ...........................................     56,495           8,573
Davis Financial Portfolio .....................................     17,880             384
Davis Real Estate Portfolio ...................................      2,923              35
Davis Value Portfolio .........................................     18,844           2,603
Fidelity VIP Contrafund Portfolio - Service Class 2 ...........     26,167           4,608
Fidelity VIP Equity-Income Portfolio - Service Class 2 ........     16,194           2,611
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 .     14,570           2,382
Fidelity VIP Mid Cap Portfolio - Service Class 2 ..............     45,000           5,858
Janus Aspen Aggressive Growth Portfolio .......................    131,084          24,798
Janus Aspen Capital Appreciation Portfolio ....................     79,559           6,613
Janus Aspen Growth Portfolio ..................................     96,862          16,743
Janus Aspen Worldwide Growth Portfolio ........................    130,380          24,957
MFS Emerging Growth Series ....................................     62,954          13,442
MFS Investors Trust Series (formerly Growth With Income Series)     34,849           4,166
MFS New Discovery Series ......................................     16,542           3,377
MFS Research Series ...........................................      7,630             800
MFS Total Return Series .......................................     34,822             875


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 101
                                                                  --------------

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 (continued)

NOTE 6 - UNIT VALUES

      For the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders' accounts thru redemption of units.

                                                                                    Expenses as a     Investment
                                                              Net Assets              % of Avg.         Income         Total
                                             Units     Unit Value     In whole $     Net Assets         Ratio        Return(2)
                                             -----     ----------     ----------     ----------         -----        ---------
The Guardian Stock Fund(1)
            2001                            397,095      $ 6.22       $2,471,053        0.60%            0.25%        -21.44%
            2000                            161,066        7.92        1,275,878        0.60%            0.04%        -20.79%

The Guardian VC 500 Index Fund(1)
            2001                            339,673      $ 7.95       $2,699,834        0.60%            1.33%        -11.92%
            2000                              5,446        9.02           49,144        0.60%            0.49%         -9.76%

The Guardian VC Asset Allocation
  Fund(1)
            2001                             11,770      $ 9.02       $  106,209        0.60%            1.03%         -9.03%
            2000                              4,264        9.92           42,295        0.60%            0.86%         -0.81%

The Guardian VCHigh Yield Fund(1)
            2001                              3,649      $ 9.79       $   35,744        0.60%           13.09%          3.51%
            2000                                112        9.46            1,059        0.60%            4.82%         -5.42%

The Guardian Bond Fund, Inc.(1)
            2001                             38,903      $11.59       $  450,937        0.60%            7.15%          8.86%
            2000                                573       10.65            6,105        0.60%            2.36%          6.47%

The Guardian Cash Fund, Inc.(1)
            2001                            195,072      $10.71       $2,088,877        0.60%            3.52%          3.59%
            2000                             17,224       10.34          178,050        0.60%            0.60%          3.37%

Gabelli Capital Asset Fund(1)
            2001                             28,156      $10.34       $  291,166        0.60%            0.92%          2.56%
            2000                              1,047       10.08           10,554        0.60%            0.18%          0.83%

Baillie Gifford International Fund(1)
            2001                             21,684      $ 6.80       $  147,445        0.60%              --         -20.40%
            2000                              3,129        8.54           26,730        0.60%              --         -14.58%

Baillie Gifford Emerging Markets
  Fund(1)
            2001                              3,708      $ 8.05       $   29,836        0.60%           0.25%           6.30%
            2000                                837        7.57            6,333        0.60%              --         -24.30%

The Guardian Small Cap Stock Fund(1)
            2001                             35,474      $ 8.33       $  295,647        0.60%           0.01%          -7.82%
            2000                              7,684        9.04           69,470        0.60%              --          -9.59%

Value Line Centurion Fund, Inc.(1)
            2001                             27,822      $ 7.11       $  197,699        0.60%           0.22%         -16.34%
            2000                              3,695        8.49           31,384        0.60%              --         -15.06%

Value Line Strategic Asset Management
  Trust(1)
            2001                            129,568      $ 8.51       $1,102,255        0.60%           3.18%         -12.92%
            2000                             18,897        9.77          184,621        0.60%              --          -2.30%

AIM V.I. Capital Appreciation Fund(1)
            2001                             52,619      $ 6.29       $  330,918        0.60%              --         -23.28%
            2000                             11,933        8.20           97,816        0.60%              --         -18.03%

AIM V.I. Global Utilities Fund(1)
            2001                              5,228      $ 6.59       $   34,445        0.60%            2.00%        -27.93%
            2000                                235        9.14            2,146        0.60%            0.79%         -8.58%

AIM V.I. Value Fund(1)
            2001                             65,068      $ 7.36       $  479,166        0.60%            0.23%        -12.56%
            2000                              8,573        8.42           72,207        0.60%            0.11%        -15.78%

Davis Financial Portfolio(1)
            2001                             18,264      $10.58       $  193,301        0.60%            0.08%        -10.37%
            2000                                384       11.81            4,534        0.60%            0.09%         18.09%

(1) Portfolio commenced operations on July 20, 2000.
(2) Total returns are not annualized for periods less than one year.


--------------
102 PROSPECTUS                                              FINANCIAL STATEMENTS
--------------

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 (continued)

                                                                                    Expenses as a     Investment
                                                              Net Assets              % of Avg.         Income         Total
                                             Units     Unit Value     In whole $     Net Assets         Ratio        Return(2)
                                             -----     ----------     ----------     ----------         -----        ---------
Davis Real Estate Portfolio(1)
            2001                              2,958      $11.53       $   34,101        0.60%            4.36%          5.50%
            2000                                 35       10.93              383        0.60%            0.78%          9.28%

Davis Value Portfolio(1)
            2001                             21,447      $ 8.97       $  192,409        0.60%            0.70%        -10.39%
            2000                              2,603       10.01           26,062        0.60%            0.28%          0.12%

Fidelity VIP Contrafund Portfolio
  Service Class 2(1)
            2001                             30,775      $ 8.21       $  252,805        0.60%            0.23%        -12.47%
            2000                              4,608        9.38           43,240        0.60%              --          -6.15%

Fidelity VIP Equity-Income Portfolio
  Service Class 2(1)
            2001                             18,805      $10.14       $  190,762        0.60%            0.42%         -5.23%
            2000                              2,611       10.70           27,941        0.60%              --           7.03%

Fidelity VIP Growth Opportunities
  Portfolio Service Class 2(1)
            2001                             16,952      $ 7.30       $  123,773        1.00%            0.11%        -14.64%
            2000                              2,382        8.55           20,372        1.00%              --         -14.47%

Fidelity VIP Mid Cap Portfolio
  Service Class 2(1)
            2001                             50,858      $10.63       $  540,601        1.00%              --          -3.23%
            2000                              5,858       10.98           64,346        1.00%            0.30%          9.84%

Janus Aspen Aggressive Growth
  Portfolio(1)
            2001                            155,882      $ 4.06       $  663,152        0.60%              --         -39.45%
            2000                             24,798        6.71          166,342        0.60%              --         -32.92%

Janus Aspen Capital Appreciation
  Portfolio(1)
            2001                             86,172      $ 6.54       $  563,786        0.60%            1.52%        -21.67%
            2000                              6,613        8.35           55,238        0.60%            0.48%        -16.47%

Janus Aspen Growth Portfolio(1)
            2001                            113,605      $ 6.19       $  703,457        0.60%            0.08%        -24.73%
            2000                             16,743        8.23          137,741        0.60%            0.07%        -17.73%

Janus Aspen Worldwide Growth
  Portfolio(1)
            2001                            155,337      $ 6.34       $  985,313        0.60%            0.63%        -22.44%
            2000                             24,957        8.18          204,092        0.60%            0.16%        -18.22%
MFS Emerging Growth Series(1)
            2001                             76,396      $ 5.47       $  418,110        0.60%              --         -33.49%
            2000                             13,442        8.23          110,603        0.60%              --         -17.72%

MFS Investors Trust Series
  (formerly Growth With Income
  Series)(1)
            2001                             39,015      $ 8.22       $  320,738        0.60%            0.16%        -15.95%
            2000                              4,166        9.78           40,750        0.60%              --          -2.19%

MFS New Discovery Series(1)
            2001                             19,919      $ 8.88       $  176,829        0.60%              --          -5.03%
            2000                              3.377        9.35           31,565        0.60%              --          -6.53%

MFS Research Series(1)
            2001                              8,430      $ 6.96        $  58,710        0.60%            0.01%        -21.25%
            2000                                800        8.84            7,075        0.60%              --         -11.56%

MFS Total Return Series(1)
            2001                             35,697      $11.16       $  398,318        0.60%            0.52%          0.25%
            2000                                875       11.13            9,739        0.60%              --          11.31%

(1) Portfolio commenced operations on July 20, 2000.
(2) Total returns are not annualized for periods less than one year


                                                                  --------------
FINANCIAL STATEMENTS                                              PROSPECTUS 103
                                                                  --------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
OF THE GUARDIAN SEPARATE ACCOUNT N
--------------------------------------------------------------------------------

To the Board of Directors of
Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of the Guardian Separate Account N:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian VC 500 Index, Guardian VC Asset Allocation, Guardian VC High Yield Bond, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management, AIM V.I. Capital Appreciation, AIM V.I. Global Utilities, AIM V.I. Value, Davis VA Financial, Davis VA Real Estate, Davis VA Value, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth Opportunities Service Class 2, Fidelity VIP Mid Cap Service Class 2, Janus Aspen Aggressive Growth Institutional Shares, Janus Aspen Capital Appreciation Institutional Shares, Janus Aspen Growth Institutional Shares, Janus Aspen Worldwide Growth Institutional Shares, MFS Emerging Growth, MFS Investors Trust, MFS New Discovery, MFS Research, and MFS Total Return investment divisions (constituting the Guardian Separate Account N) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for the year then ended and for the period July 20, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of the underlying funds owned at December 31, 2001 by correspondence with the transfer agents, provides a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


February 15, 2002


--------------
104 PROSPECTUS                                              FINANCIAL STATEMENTS
--------------



--------------------------------------------------------------------------------
THE GUARDIAN INSURANCE
& ANNUITY COMPANY, INC.
--------------------------------------------------------------------------------

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED BALANCE SHEETS

                                                                 As of December 31,
                                                               ---------------------
                                                                    2000        1999
                                                               ---------   ---------
                                                                   (In millions)
Assets:
Bonds, available for sale at fair
   value (cost $531.6 million; $572.7 million, respectively)   $   525.9   $   554.8
Affiliated mutual funds, at fair value (cost $69.3 million;
   $61.0 million, respectively) ............................        81.1        78.0
Policy loans ...............................................        86.1        80.1
Short-term investments .....................................          --         7.1
Other invested assets ......................................         0.5          --
                                                               ---------   ---------
Total invested assets ......................................       693.6       720.5
                                                               ---------   ---------
Cash and cash equivalents ..................................        68.3        63.6
Deferred acquisition costs .................................       422.7       357.5
Deferred software costs ....................................        32.1        11.6
Uncollected and unpaid premiums ............................         1.9         3.4
Amounts receivable from reinsurers .........................        58.1        46.5
Investment income due and accrued ..........................         9.5         9.9
Other assets ...............................................         6.0         5.1
Federal income taxes recoverable ...........................        11.9          --
Accounts receivable ........................................        36.0        37.5
Separate account assets ....................................    10,048.1    11,063.8
                                                               ---------   ---------
Total Assets ...............................................   $11,388.2   $12,319.4
                                                               =========   =========
Liabilities:
Future policy benefits and other policyholder liabilities ..   $   541.5   $   547.9
Due to parent and mutual fund affiliates ...................        59.5        69.6
Current federal income taxes ...............................          --        18.2
Deferred federal income taxes ..............................       126.2       102.8
Accrued expenses and other liabilities .....................       127.7       110.0
Separate account liabilities ...............................     9,955.9    10,970.4
                                                               ---------   ---------
Total Liabilities ..........................................    10,810.8    11,818.9
                                                               ---------   ---------
Stockholder's equity:
Common stock, $100 par value, 25,000 shares authorized,
   issued and oustanding ...................................         2.5         2.5
Additional paid-in capital .................................       136.9       136.9
Retained earnings ..........................................       431.7       347.9
Accumulated other comprehensive income .....................         6.3        13.2
                                                               ---------   ---------
Stockholder's equity .......................................       577.4       500.5
                                                               ---------   ---------
Total Liabilities & Stockholder's Equity ...................   $11,388.2   $12,319.4
                                                               =========   =========

See notes to consolidated financial statements.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                                                       For the year ended December 31,
                                                      --------------------------------
                                                          2000        1999        1998
                                                      --------    --------    --------
                                                               (In millions)
Revenues:
Premiums ..........................................   $   10.5    $   12.0    $    9.1
Net investment income .............................       49.1        45.4        41.4
Realized capital (losses) gains on investments ....       (6.3)       (1.7)        2.1
Income from brokerage operations ..................       93.2        67.1        39.7
Administrative service fees .......................      255.3       217.1       173.6
Other income ......................................       22.2        17.5        24.0
                                                      --------    --------    --------
Total revenues ....................................      424.0       357.4       289.9
                                                      --------    --------    --------

Benefits and other deductions:
Policyholder benefits .............................       27.1        21.2        23.7
Amortization of deferred policy acquisition costs .       82.8        67.1        55.3
Amortization of deferred software costs ...........        8.1         1.8          --
Other operating costs and expenses ................      210.6       165.6       105.1
                                                      --------    --------    --------
Total benefits and other deductions ...............      328.6       255.7       184.1
                                                      --------    --------    --------

Income before income taxes ........................       95.4       101.7       105.8

Federal income taxes:
Current (benefit) expense .........................      (12.7)       12.1        24.4
Deferred expense ..................................       24.3        12.3        12.0
                                                      --------    --------    --------
Total federal income taxes ........................       11.6        24.4        36.4
                                                      --------    --------    --------

Net income ........................................       83.8        77.3        69.4

Other comprehensive income, net of income tax:
Change in unrealized investment (losses) gains ....       (6.9)       (6.2)        3.2
                                                      --------    --------    --------

Comprehensive income ..............................   $   76.9    $   71.1    $   72.6
                                                      ========    ========    ========

See notes to consolidated financial statements.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                       For the year ended December 31,
                                                      --------------------------------
                                                          2000        1999        1998
                                                      --------    --------    --------
                                                                (In millions)
Common stock at par value, beginning of year ......   $    2.5    $    2.0    $    2.0
Increase in par value .............................         --         0.5          --
                                                      --------    --------    --------
Common stock at par value, end of year ............        2.5         2.5         2.0
                                                      --------    --------    --------

Capital in excess of par value, beginning of year .      136.9       137.4       137.4
(Decrease) in capital .............................         --        (0.5)         --
                                                      --------    --------    --------
Capital in excess of par value, end of year .......      136.9       136.9       137.4
                                                      --------    --------    --------

Retained earnings, beginning of year ..............      347.9       310.6       241.2
Net income ........................................       83.8        77.3        69.4
Dividends to parent ...............................         --       (40.0)         --
                                                      --------    --------    --------
Retained earnings, end of year ....................      431.7       347.9       310.6
                                                      --------    --------    --------

Accumulated comprehensive income,
   net of deferred taxes, beginning of year .......       13.2        19.4        16.2
Change in unrealized investment (losses) gains,
   net of deferred taxes ..........................       (6.9)       (6.2)        3.2
                                                      --------    --------    --------
Accumulated comprehensive income,
   net of deferred taxes, end of year .............        6.3        13.2        19.4
                                                      --------    --------    --------

Total stockholder's equity, end of year ...........   $  577.4    $  500.5    $  469.4
                                                      ========    ========    ========

See notes to consolidated financial statements.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOW

                                                                For the year ended December 31,
                                                              -----------------------------------
                                                                   2000         1999         1998
                                                              ---------    ---------    ---------
                                                                         (In millions)
Operating activities
   Net income .............................................   $    83.8    $    77.3    $    69.4
Adjustments to reconcile net income to net
   cash provided by operating activities:
      Changes in
      Deferred policy acquisition costs ...................       (65.2)       (43.9)       (46.2)
      Deferred software costs .............................       (20.5)       (11.6)          --
      Uncollected premiums ................................         1.5         (1.3)         2.4
      Amounts receivable from reinsurers ..................       (11.6)        (4.0)       (13.4)
      Investment income due and accrued ...................         0.4         (0.5)        (0.5)
      Other assets ........................................        (0.9)        (1.8)         0.1
      Federal income taxes recoverable ....................       (11.9)          --           --
      Accounts receivable .................................         1.5        (15.3)         8.6
      Separate accounts, net ..............................        (1.2)       (16.5)       (14.8)
      Future policy benefits and policyholder liabilities .       (76.7)        20.9         21.9
      Payable to parent ...................................        16.6         10.7          5.7
      Federal income taxes:
        Current ...........................................       (18.2)        (7.6)         9.1
        Deferred ..........................................        23.4          4.0         14.1
      Accrued expenses and other liabilities ..............        17.7         62.5         (1.5)
      Realized losses(gains) on investments ...............         6.3          1.7         (2.1)
      Other, net ..........................................         1.8         (0.7)         1.0
                                                              ---------    ---------    ---------
        Net cash (used in) provided by operating activities       (53.2)        73.9         53.8
                                                              ---------    ---------    ---------

Investment activities
   Proceeds from investments sold
      Bonds ...............................................       352.5        142.2        280.9
      Other items, net ....................................         3.2           --           --
   Investments purchased
      Bonds ...............................................      (319.5)      (180.1)      (331.7)
      Affiliated mutual funds .............................       (21.9)       (24.6)        (3.3)
                                                              ---------    ---------    ---------
        Net cash provided by (used in) investing activities        14.3        (62.5)       (54.1)
                                                              ---------    ---------    ---------

Financing activities
   Additions to policyholder contract deposits ............       134.9        107.7         54.8
   Withdrawals from policyholder contract deposits ........       (64.6)       (60.7)       (64.4)
   Dividend to parent .....................................       (26.7)       (13.3)          --
                                                              ---------    ---------    ---------
        Net cash provided by (used in) by
          financing activities ............................        43.6         33.7         (9.6)
                                                              ---------    ---------    ---------
Increase (Decrease) in cash ...............................         4.7         45.1         (9.9)
Cash and cash equivalents, at beginning of year ...........        63.6         18.5         28.4
                                                              ---------    ---------    ---------
Cash and cash equivalents, at end of year .................   $    68.3    $    63.6    $    18.5
                                                              =========    =========    =========
Supplemental disclosure:
   Federal income taxes paid ..............................   $    19.9    $    19.7    $    15.4
                                                              =========    =========    =========

See notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

      The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company's primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities, LLC (PAS) or of broker dealer firms that have entered into sales agreements with GIAC. The Company's general agency distribution system is used for the sale of other products and policies.

      PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formally affiliated with Guardian Investor Services Corporation (GISC).

      GISC, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934 and is a registered investment advisor under the Investment Adviser's Act of 1940. GISC is the distributor and underwriter for GIAC's variable products, and is the investment advisor to certain mutual funds sponsored by GIAC which are investment options for the variable products.

      The Company, in agreement with Baillie Gifford Overseas Ltd., has an interest in a consolidated company -- Guardian Baillie Gifford Ltd. (GBG) -- that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment advisor for the Baillie Gifford International Fund (BGIF), the Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Baillie Gifford International Fund (GBGIF) and The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

      The Company has established sixteen insurance separate accounts primarily to support the variable annuity, universal variable life and variable life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefits plans of The Guardian.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation: The Company's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (GAAP). All significant intercompany balances and transactions have been eliminated.

      The Company files statutory basis financial statements with state insurance departments in all states in which the Company is licensed. On January 1, 2001, significant changes to the statutory basis of accounting will become effective. The cumulative effect of these changes, known as the Codification guidance, will be recorded as a direct adjustment to statutory surplus. The effect of adoption is expected to be minimal (unaudited). The adjustments primarily consist of the recording of a deferred tax asset and liability, and the reduction of a cost of collection liability. The Company expects that statutory surplus after the adoption will continue to be in excess of the regulatory risked-based capital requirements.

      Accounting Changes: In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1999. The adoption of SOP 98-1 resulted in $40.2 million and $14.9 million of software costs being capitalized in 2000 and 1999 respectively. Capitalized internal use software is amortized on a straight-line basis over the estimated useful life of the software.

      Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES:

      Bonds and common stocks are classified as available for sale and carried at estimated fair value, with unrealized appreciation or depreciation recorded net of applicable deferred taxes and included in a separate component of equity, "Accumulated other comprehensive income". The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other than temporary. For the trading stocks, the unrealized gains or losses are recorded in other income.

      Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or surrender of the contract.

      Securities purchased under agreements to resell and securities sold under agreements to repurchase The Company has entered into securities lending arrangements whereby certain securities are loaned, primarily with major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities.

      Realized investment gains, net are computed using the specific identification method. Costs of bonds and stocks are adjusted for impairments considered other than temporary. Allowances for losses on mortgage loans and real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

      Short-term investments are stated at amortized cost and consist primarily of investments with maturities as of purchase date of six months to one year. Market values for such investments approximate carrying value.

      Cash and cash equivalents include cash on hand and highly liquid debt instruments purchased with an original maturity of six months or less.

      Deferred Policy Acquisition Costs are costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, and are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      For investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts or thirty years, as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on actual results and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised.

      For life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

      Separate account assets and liabilities are reported at market value, and represent policyholder funds maintained in accounts having specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain amounts. The investment results of separate accounts are reflected in separate account liabilities. The amounts provided by the Company to establish separate account investment portfolios (seed money) are included in separate account assets.

      Insurance Revenue and Expense Recognition consists of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

      Revenues for variable life and for individual and group variable annuity products consist of net investment income and cost of insurance, policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      Income Taxes for the Guardian and its life insurance and non-life insurance subsidiaries file a consolidated federal income tax return. Current federal taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      Reclassifications of certain amounts in prior years have been adjusted to conform to current year presentation.

NOTE 3 -- INVESTMENT SECURITIES

      Market values of bonds and common stocks are based on quoted prices as available. For certain private placement debt securities where quoted market prices are not available, management estimates fair market value by using adjusted market prices for like securities.

      The cost and estimated market values of investments by major investment category as of December 31, 2000 and 1999 are as follows:

                                                                    December 31, 2000
                                                                      (In millions)
                                                   ---------------------------------------------------
                                                                     Gross         Gross     Estimated
                                                         Cost   Unrealized    Unrealized        Market
                                                        Basis        Gains      (Losses)         Value
                                                   ----------   ----------    ----------    ----------
U.S.  Treasury securities & obligations of U.S.
  government corporations and agencies .........   $     31.2   $      0.6    $     (0.1)   $     31.7
Obligations of states and political subdivisions         16.1          0.3           2.9          19.3
Debt securities issued by foreign governments ..          4.6          0.1            --           4.7
Corporate debt securities ......................        479.7          5.2         (14.7)        470.2
                                                   ----------   ----------    ----------    ----------
  Subtotal .....................................        531.6          6.2         (11.9)        525.9
Affiliated mutual funds ........................         69.3         12.8          (1.0)         81.1
                                                   ----------   ----------    ----------    ----------
                                                   $    600.9   $     19.0    $    (12.9)   $    607.0
                                                   ==========   ==========    ==========    ==========

                                                                     December 31, 1999
                                                                       (In millions)
                                                   -------------------------------------------------
                                                                    Gross         Gross    Estimated
                                                        Cost   Unrealized    Unrealized       Market
                                                       Basis        Gains      (Losses)        Value
                                                   ---------   ----------    ----------    ---------
U.S.  Treasury securities & obligations of U.S.
  government corporations and agencies .........   $    24.5   $      0.2    $     (0.7)   $    24.0
Obligations of states and political subdivisions        30.7          0.1          (0.5)        30.3
Debt securities issued by foreign governments ..         3.8           --          (0.1)         3.7
Corporate debt securities ......................       513.7          0.5         (17.4)       496.8
                                                   ---------   ----------    ----------    ---------
  Subtotal .....................................       572.7          0.8         (18.7)       554.8
Affiliated mutual funds ........................        61.0         17.2          (0.2)        78.0
                                                   ---------   ----------    ----------    ---------
                                                   $   633.7   $     18.0    $    (18.9)   $   632.8
                                                   =========   ==========    ==========    =========

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

      The amortized cost and estimated market value of bonds as of December 31, 2000 and 1999 by contractual maturity is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

                                                                  As of December 31, 2000
                                                                        (In millions)
                                                                 -------------------------
                                                                                 Estimated
                                                                  Amortized         Market
                                                                       Cost          Value
                                                                 ----------     ----------
Due in one year or less ......................................   $     45.0     $     45.0
Due after one year through five years ........................        299.4          296.2
Due after five years through ten years .......................         75.6           76.3
Due after ten years ..........................................         32.7           29.2
Sinking fund bonds (incl. collateralized mortgage obligations)         78.9           79.2
                                                                 ----------     ----------
                                                                 $    531.6     $    525.9
                                                                 ==========     ==========

                                                                  As of December 31, 1999
                                                                        (In millions)
                                                                 -------------------------
                                                                                 Estimated
                                                                  Amortized         Market
                                                                       Cost          Value
                                                                 ----------     ----------
Due in one year or less ......................................   $     61.4     $     61.2
Due after one year through five years ........................        296.4          290.0
Due after five years through ten years .......................        100.1           95.5
Due after ten years ..........................................         51.7           46.7
Sinking fund bonds (incl. collateralized mortgage obligations)         63.1           61.4
                                                                 ----------     ----------
                                                                 $    572.7     $    554.8
                                                                 ==========     ==========

      The major categories of net investment income are summarized as follows:

                                                For the year ended December 31,
                                                         (In millions)
                                              -----------------------------------
                                                 2000         1999         1998
                                              -------      -------      -------
Fixed maturities ........................     $    36.7    $    37.2    $    33.9
Affiliated mutual funds .................           6.1          2.9          2.8
Policy loans ............................           4.1          3.7          3.5
Short-term investments ..................           3.8          2.9          2.3
                                              ---------    ---------    ---------
                                                   50.7         46.7         42.5
Less:  Investment expenses ..............           1.6          1.3          1.1
                                              ---------    ---------    ---------
Net investment income ...................     $    49.1    $    45.4    $    41.4
                                              =========    =========    =========

      Realized gains and losses are based upon specific identification of the investments. The components of gross realized gains and losses for the year ended December 31, 2000, 1999 and 1998 are as follows:

                                                For the year ended December 31,
                                                         (In millions)
                                              -----------------------------------
                                                 2000         1999         1998
                                              -------      -------      -------
Realized gains from dispositions:
  Bonds .................................     $     1.4    $     0.6    $     2.2
  Separate account seed .................            --          0.9
Realized losses from dispositions:
  Bonds .................................          (7.4)        (3.1)        (0.1)
  Affiliated mutual funds ...............          (0.2)        (0.1)          --
  Foreign exchange ......................          (0.1)          --           --
                                              ---------    ---------    ---------
Realized (losses) gains .................     $    (6.3)   $    (1.7)   $     2.1
                                              =========    =========    =========

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

      The net unrealized holding gains and losses, included in the consolidated balance sheets as a component of comprehensive income and the changes for the corresponding years are summarized as follows:

                                                        As of December 31,
                                                           (In millions)
                                                   ----------------------------
                                                      2000      1999       1998
                                                   -------   -------    -------
Balance, beginning of year .....................   $  13.2   $  19.4    $  16.2
Changes in unrealized investment gains (losses),
  net of deferred taxes, attributable to:
    Bonds ......................................       7.6     (20.4)       2.6
    Affiliated mutual funds ....................      (2.4)      9.1       (1.8)
    Separate account seed ......................     (12.4)      5.1        2.4
    Other ......................................       0.3        --         --
                                                   -------   -------    -------
Balance, end of year ...........................   $   6.3   $  13.2    $  19.4
                                                   =======   =======    =======

      Currently, comprehensive income for the Company consists of net income and the change in unrealized gains and losses on securities. As of December 31, 2000, 1999 and 1998, the change in unrealized gains and losses before tax was $(8.2), $(12.9) and $7.4 and after tax was $(6.9), $(6.2) and $3.2, respectively.

      Reclassification adjustments for the period, which include gains on investment securities that were realized and included in net income of the current period that also had been included in other comprehensive income as unrealized holding gains in the period in which they arose, are as follows:

                                                   For the year ended December 31,
                                                             (In millions)
                                                  ----------------------------------
                                                       2000         1999        1998
                                                  ---------    ---------   ---------
Unrealized holding (losses) gains .............   $   (11.3)   $   (14.5)  $     5.7
Less: Reclassification adjustments ............        (3.1)        (1.6)       (1.7)
                                                  ---------    ---------   ---------
Change in unrealized holding (losses) gains ...   $    (8.2)   $   (12.9)  $     7.4
                                                  =========    =========   =========

      Special Deposit assets of $3.9 million, $3.7 million and $4.1 million at December 31, 2000, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

NOTE 4 -- DEFERRED POLICY ACQUISITION COSTS

      The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, 2000 and 1999 are summarized as follows:

                                                          As of December 31,
                                                            (In millions)
                                                       ------------------------
                                                            2000           1999
                                                       ---------      ---------
Balance, beginning of year .....................       $   357.5      $   313.6
Capitalization of deferrable expenses ..........           131.7           93.8
Amortization of recoverable DAC balances .......           (82.8)         (67.1)
Interest on DAC ................................            28.1           21.7
Retrospectively applied adjustments ............           (11.8)          (4.5)
                                                       ---------      ---------
Balance, end of year ...........................       $   422.7      $   357.5
                                                       =========      =========

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

NOTE 5 -- POLICYHOLDERS' LIABILITIES

      The balances of future policy benefits and policyholders' account balances for the years ended December 31, 2000 and 1999 are summarized as follows:

                                                          As of December 31,
                                                            (In millions)
                                                     ---------------------------
                                                            2000            1999
                                                     -----------     -----------
Future Policy Benefits
   General Account
     Life insurance ..........................       $      25.1     $      37.8
     Annuities ...............................              37.8            37.1
                                                     -----------     -----------
     Future Policy Benefits ..................              62.9            74.9
                                                     -----------     -----------

Policyholders' Account Balances
   General Account
     Individual annuities ....................             330.8           319.6
     Group annuities .........................              64.1            72.6
     Variable Life ...........................              83.7            76.6
     Interest-sensitive life contracts .......                --             4.2
   Separate Account
     Individual annuities ....................           6,265.9         7,300.0
     Group annuities .........................           3,117.6         3,033.2
     Variable Life ...........................             572.4           637.2
                                                     -----------     -----------
     Policyholders' Account Balances .........          10,434.5        11,443.4
                                                     -----------     -----------
Total Policyholder Liabilities ...............       $  10,497.4     $  11,518.3
                                                     ===========     ===========
Total General Account Liabilities ............       $     541.5     $     547.9
                                                     ===========     ===========
Total Separate Account Liabilities ...........       $   9,955.9     $  10,970.4
                                                     ===========     ===========

      Life insurance liabilities include reserves for death. Annuity liabilities include reserves for deferred and immediate annuities.

      The following table highlights the key assumptions generally utilized in calculating these reserves:

Product                    Mortality                        Interest Rate     Estimation Method
-------------------------------------------------------------------------------------------------------------
Life insurance             General rates guaranteed         4.00%             Net level premium based on
                           in calculating cash                                non-forfeiture interest rates.
                           surrender values.

Individual deferred and    SA, 1971, 1983a, A2000           4.75%             Present value of expected
immediate annuities.       Mortality Tables with certain                      expected future payments
                           certain modifications                              based on historical experience.

      Policyholders' account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

      Certain contract provisions that determine the policyholder account balances are as follows:

                                       Fixed
       Product                     Interest Rates             Withdrawal/Surrender Charges
--------------------------------------------------------------------------------------------------
Individual annuities                5.25% to 5.50%      Declining to zero over 7 years.

Group annuities                     Various             Contractually agreed upon rates, declining
                                                        to zero over a maximum of 9 years.

Variable - PAL                      No guarantee        Declining to zero over 12 years.
Variable - VUL                      No guarantee        Declining to zero over 15 years.
Variable - Millennium VUL/SVUL      No guarantee        Declining to zero over 10 years.

NOTE 6 -- FEDERAL INCOME TAXES

      The federal income tax expense in the consolidated statements of earnings is summarized as follows:

                                               For the year ended December 31,
                                                         (In millions)
                                               -------------------------------
                                                    2000       1999      1998
                                               ---------    -------   -------
Federal income tax (benefit) expense:
  Current ..................................   $   (12.7)   $  12.1   $  24.4
  Deferred .................................        24.3       12.3      12.0
                                               ---------    -------   -------
Total ......................................   $    11.6    $  24.4   $  36.4
                                               =========    =======   =======

      The federal income taxes attributable to consolidated operations in certain circumstances can be different from the amounts determined by multiplying the earnings from operations before federal income taxes by the expected federal income tax rate of 35%. The sources of the difference and the tax effects of each source are as follows:

                                                   For the year ended December 31,
                                                             (In millions)
                                                  ---------------------------------
                                                       2000        1999        1998
                                                  ---------   ---------   ---------
Expected taxes on pre-tax income ..............   $    33.4   $    35.6   $    37.5
Permanent adjustments:
  Dividends received deduction on
    separate accounts .........................       (25.1)      (13.1)         --
  Reserve on overpayment of 1999 taxes in 2000          2.7         1.3          --
  True-up of tax basis reserves ...............        (0.6)        1.3          --
  State and local taxes .......................          --          --        (0.5)
  Foreign tax credit ..........................        (0.3)       (0.3)       (0.3)
  Other .......................................         1.5        (0.4)       (0.3)
                                                  ---------   ---------   ---------
Total tax expense .............................   $    11.6   $    24.4   $    36.4
                                                  =========   =========   =========

      The tax effect of temporary differences which give rise to deferred federal income tax assets and liabilities as of December 31, 2000 and 1999, are as follows:

                                                          As of December 31,
                                                            (In millions)
                                                      -------------------------
                                                         2000            1999
                                                      ---------       ---------
Deferred tax assets:
Other liabilities ...........................         $    25.8       $    19.5
DAC Proxy ...................................              14.4            13.7
Amounts receivable from reinsurer ...........               0.3             0.3
Investments .................................               0.4              --
Other .......................................               3.9             3.9
                                                      ---------       ---------
Total deferred tax assets ...................              44.8            37.4
                                                      ---------       ---------

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

                                                           As of December 31,
                                                              (In millions)
                                                       -------------------------
                                                            2000            1999
                                                       ---------       ---------
Deferred tax liabilities:
Deferred acquisition costs .....................           147.9           125.1
Capitalized software costs .....................            11.7             4.1
Reserves .......................................            11.4             7.7
Investments ....................................              --             3.3

Total deferred tax liabilities .................           171.0           140.2
                                                       ---------       ---------
Net deferred tax liability .....................       $   126.2       $   102.8
                                                       =========       =========

      Management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

NOTE 7 -- REINSURANCE

      The Company has entered into cession and assumption agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Ceding reinsurance is used by the Company to limit its risk from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability.

      The Company has assumed and ceded coinsurance and modified coinsurance agreements with affiliated companies. Under these agreements, included in the consolidated statements of income are $0.9 million and $0.9 million of assumed premiums at December 31, 1999 and 1998, and $104.9 million, $83.1 million and $65.2 million of ceded premiums at December 31, 2000, 1999 and 1998, respectively.

      During the year the Company terminated a reinsurance ceded treaty with an unaffiliated reinsurer. The impact to earnings recognized in 2000 amounted to a loss of $0.2 million.

      During the year the Company terminated reinsurance assumed treaties with affiliated and unaffiliated reinsurers. The impact to earnings recognized in 2000 amounted to a gain of $1.4 million with the affiliated reinsurer and a gain of $0.3 million with the unaffiliated reinsurer.

NOTE 8 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values (for all other financial instruments presented in the table below, the carrying value approximates estimated fair value).

      Bonds and common stocks other than private placement, estimated fair value is based on quoted market prices or estimates from independent services. Fair value for private placements securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

      Policy loans estimated fair value is calculated using a discounted cash flow based upon current U.S. treasury rates and historical loan repayments.

      Policyholders' account balances estimated fair value are derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive contracts, fair value approximates carrying value.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments as of December 31, 2000 and 1999 are as follows (in millions):

                                               As of December 31, 2000      As of December 31, 1999
                                              ------------------------      ------------------------
                                              Carrying       Estimated      Carrying       Estimated
                                               Amount       Fair Value       Amount       Fair Value
                                              --------      ----------      --------      ----------
Financial assets:
Other than trading:
Bonds, available for sale                     $   525.9      $   525.9      $   554.8     $   554.8
Affiliated mutual funds                            81.1           81.1           78.0          78.0
Policy loans                                       86.1           86.1           80.1          80.1
Short-term investments                               --             --            7.1           7.1
Cash and cash equivalents                          68.3           68.3           63.6          63.6

Financial liabilities:
Other than trading:
Policyholders' liabilities                         62.9           62.9           74.9          74.9
Policyholders' account balances                10,434.5       10,434.5       11,443.4      11,443.4

NOTE 9 -- RELATED PARTY TRANSACTIONS

      The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company's business and for the Company's use of The Guardian's centralized services and agency force. The amounts charged for these services amounted to $192.8 million in 2000, $141.0 million in 1999 and $100.8 million in 1998, and, in the opinion of management, were considered appropriate for the services rendered.

      A significant portion of the Company's separate account assets is invested in affiliated mutual funds. Each of these funds has an investment advisory agreement with the Company, except for The Baillie Gifford International Fund, The Baillie Gifford Emerging Markets Fund, The Guardian Baillie Gifford International Fund and The Guardian Baillie Gifford Emerging Markets Fund.

      The separate account assets invested in affiliated mutual funds as of December 31, 2000 and 1999 are as follows (in millions):

                                                               2000         1999
                                                         ----------   ----------
The Guardian Stock Fund .............................    $  3,156.6   $  4,153.9
The Guardian VC 500 Index Fund ......................           8.3          1.8
The Guardian VC Allocation Fund .....................          10.8          0.8
The Guardian High Yield Bond Fund ...................           2.7          0.2
The Guardian Bond Fund ..............................         293.6        320.0
The Guardian Cash Fund ..............................         423.0        484.1
The Baillie Gifford International Fund ..............         465.7        662.3
The Baillie Gifford Emerging Markets Fund ...........          38.7         64.6
The Guardian Small Cap Stock Fund ...................         148.9        130.6
The Guardian Park Avenue Fund .......................         499.7        621.3
The Guardian Park Avenue Small Cap Fund .............          52.5         22.8
The Guardian Asset Allocation Fund ..................          49.7         46.0
The Guardian Baillie Gifford International Fund .....          13.8         15.5
The Guardian Baillie Gifford Emerging Markets Fund ..           8.9          6.8
The Guardian Investment Quality Bond Fund ...........          14.9         12.7
The Guardian High Yield Bond Fund ...................           2.1          0.8
The Guardian Cash Management Fund ...................         181.8        126.4
                                                         ----------   ----------
                                                         $  5,371.7   $  6,670.6
                                                         ==========   ==========

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

      The Company maintains investments in affiliated mutual funds. These investments as of December 31, 2000 and 1999 are as follows (in millions):

                                                                2000        1999
                                                           ---------   ---------
The Guardian Park Avenue Fund ........................     $     0.1   $     0.1
The Guardian Park Avenue Small Cap Fund ..............           2.4         2.5
The Guardian Small Cap Stock Fund ....................          34.0        35.2
The Guardian Asset Allocation Fund ...................           2.8         2.8
The Guardian Baillie Gifford International Fund ......           2.1         2.9
The Guardian Baillie Gifford Emerging Markets Fund ...           1.2         1.5
The Guardian Investment Quality Bond Fund ............           1.8         1.6
The Guardian High Yield Bond Fund ....................           1.5         1.6
The Guardian Cash Management Fund ....................          35.2        29.8
                                                           ---------   ---------
                                                           $    81.1   $    78.0
                                                           =========   =========

NOTE 10 -- STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New York Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial and interest assumptions, not providing for deferred taxes, and valuing securities on a different basis.

      The following reconciles the consolidated GAAP net income of the Company to statutory net income as reported to the regulatory authorities:

                                                For the year ended December 31,
                                                          (In millions)
                                                -------------------------------
                                                     2000       1999       1998
                                                ---------  ---------  ---------
Consolidated GAAP net income .................  $    83.8  $    77.3  $    69.4
Adjustments to restate to statutory basis:
  Statutory net income of subsidiaries .......        8.9        3.3       (4.5)
  Change in deferred policy acquisition costs.      (65.2)     (45.2)     (43.2)
  Change in deferred software costs ..........      (16.1)      (8.8)        --
  Deferred premiums ..........................       (0.1)       0.3        1.5
  Re-estimation of future policy benefits ....       11.1       13.1        9.7
  Reinsurance ................................       (4.0)      (3.8)      (4.1)
  Deferred federal income tax expense ........       23.2       11.2       11.9
  Amortization of interest maintenance reserve       (0.3)       0.4        0.3
  Transfer to interest maintenance reserve ...        1.6        2.4       (1.4)
  Permanent impairment of bonds ..............        3.0         --         --
  Other, net .................................        4.6        2.8        0.9
                                                ---------  ---------  ---------
Statutory net income .........................  $    50.5  $    53.0  $    40.5
                                                =========  =========  =========

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

The following reconciles the consolidated GAAP stockholder's equity of the Company to statutory capital and surplus as reported to the regulatory authorities:

                                                        As of December 31,
                                                          (In millions)
                                                  ------------------------------
                                                     2000       1999       1998
                                                  -------    -------    -------
Consolidated GAAP stockholder's equity .........  $ 577.4    $ 500.5    $ 469.4
Add (deduct) cumulative effect of adjustments:
  Deferred policy acquisition costs ............   (422.7)    (357.5)    (313.6)
  Deffered software costs ......................    (32.1)     (11.6)        --
  Elimination of asset valuation reserve .......    (21.7)     (42.7)     (29.6)
  Re-estimation of future policy benefits ......    (60.1)     (53.4)     (46.9)
  Establishment of deferred income tax liability    126.2      102.8       98.8
  Unrealized gains on investments ..............      6.5       19.8      (11.7)
  Other liabilities ............................     85.6       66.7       48.1
  Deferred premiums ............................      8.1        8.2        7.8
  Other, net ...................................      8.4        5.4        5.1

Statutory capital and surplus ..................  $ 275.6    $ 238.2    $ 227.4
                                                  =======    =======    =======

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholders' equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for costs of computer software developed or obtained for internal use in 1999.


/s/ PricewaterhouseCoopers LLP


February 15, 2001

--------------------------------------------------------------------------------
      APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS


      The following tables illustrate how policies operate. Specifically, they show how the death benefit, net cash surrender value and policy account value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0% and 10%. The tables are based on policies with face amounts of $500,000 for a male insured Age 40, preferred plus underwriting class, and a female insured Age 40, preferred plus underwriting class, utilizing the guideline premium test. Values are first given based on current charges and then based on the policy's higher guaranteed charges. Each illustration is given first for a policy with an Option 1 death benefit, then for a policy with an Option 2 death benefit, and, finally, for a policy with an Option 3 death benefit. These illustrations may assist in the comparison of death benefits, net cash surrender values and policy account values for Park Avenue SVUL policies with those under other survivorship variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue SVUL policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

      Death benefits, net cash surrender values and policy account values will be different from the amounts shown if: (1) the actual gross rates of return average 0% or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the policyowner's allocation of the unloaned policy account value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0% or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy's performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured's sex, smoker status and underwriting class.

      Death benefits, net cash surrender values and policy account values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the monthly deduction is deducted from the policy account value on each monthly processing date. The net cash surrender values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during a period of time that will not exceed 9 policy years. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.87% of the average daily net assets of such funds. The average is based upon actual expenses, after applicable expense reimbursements and fee waivers, incurred during 2001.


      In the absence of expense reimbursements and fee waivers, operating expenses of the affected funds, and the average investment advisory fees and expenses used in the following illustrations would have been higher. For an explanation of the expenses see the accompanying fund prospectuses.


      Taking account of the charges, the average investment advisory fee and the operating expenses of the mutual funds, the gross annual rates of return of 0% and 10% correspond to net investment experience at -0.87% and 9.13%, respectively. See Net investment factor.


    The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash surrender values and policy account values illustrated. See GIAC's taxes.


                                                         -----------------------
A P P E N D I C E S                                      P R O S P E C T U S 123
                                                         -----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

      The fourth column of each table shows the amount which would accumulate if an amount equal to the target premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return.

      GIAC will furnish upon request an illustration reflecting the proposed insureds' ages, sexes, underwriting classes, face amount requested, and life insurance test selected, but a premium-based illustration must reflect GIAC's current minimum face amount requirement for Park Avenue SVUL -- which is $250,000.

      These illustrations will refer to "net outlay" as the cash flow into or out of the policy. It is equal to the sum of all premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash. For purposes of these illustrations "net outlay" will be equal to target premium.

      From time to time, advertisements or sales literature for Park Avenue SVUL may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the policy's investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

      GIAC began to offer Park Avenue SVUL on January 8, 2001. As such the policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates (See Investment performance of the Funds). The results for any period prior to the policies' being offered would be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies. Thus the illustrations will reflect deductions for each fund's expenses, and the charges deducted from premiums, monthly deductions and any transaction deductions associated with the policy in question.


-----------------------
124 P R O S P E C T U S                                      A P P E N D I C E S
-----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

               Male Issue Age 58, Preferred Plus Underwriting Risk
              Female Issue Age 54, Preferred Plus Underwriting Risk

                              $500,000 Face Amount

                             Death Benefit Option 1

                           Target Premium = $7,085.84

        These values reflect CURRENT cost of insurance and other charges
                Using the Guideline Premium Test as defined under
                   Section 7702 of the Internal Revenue Code.

                                                      Assuming Current                Assuming Current
                                                 Charges and 0% Gross Return     Charges and 10% Gross Return
                                   Premiums    ------------------------------    ----------------------------
   End          Age             Accumulated                    Net                             Net
    of    Beginning                   at 5%      Policy       Cash        Net     Policy       Cash      Net
Policy           of       Net      Interest     Account  Surrender      Death    Account  Surrender    Death
  Year         Year    Outlay      Per Year       Value      Value    Benefit      Value      Value  Benefit
------    ---------    ------   -----------    --------  ---------  ---------    -------  ---------  -------
     1           40     7,086         7,440       5,200          0    500,000      5,782          0  500,000
     2           41     7,086        15,252      10,315      4,646    500,000     12,045      6,377  500,000
     3           42     7,086        23,455      15,339     10,379    500,000     18,823     13,863  500,000
     4           43     7,086        32,068      20,269     16,017    500,000     26,152     21,901  500,000
     5           44     7,086        41,111      25,097     21,554    500,000     34,073     30,530  500,000
     6           45     7,086        50,607      29,820     26,986    500,000     42,632     39,798  500,000
     7           46     7,086        60,578      34,434     32,308    500,000     51,875     49,749  500,000
     8           47     7,086        71,047      38,930     37,867    500,000     61,853     60,790  500,000
     9           48     7,086        82,039      43,313     42,959    500,000     72,633     72,279  500,000
    10           49     7,086        93,581      47,577     47,577    500,000     84,277     84,277  500,000
    15           54     7,086       160,547      71,694     71,694    500,000    164,453    164,453  500,000
    20           59     7,086       246,015      94,845     94,845    500,000    290,578    290,578  500,000
    25           64     7,086       355,096     110,173    110,173    500,000    483,875    483,875  504,509
    30           69     7,086       494,314     104,869    104,869    500,000    780,985    780,985  814,319

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                         -----------------------
A P P E N D I C E S                                      P R O S P E C T U S 125
                                                         -----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

               Male Issue Age 58, Preferred Plus Underwriting Risk
              Female Issue Age 54, Preferred Plus Underwriting Risk

                              $500,000 Face Amount

                             Death Benefit Option 1

                           Target Premium = $7,085.84

      These values reflect GUARANTEED cost of insurance and other charges
                Using the Guideline Premium Test as defined under
                   Section 7702 of the Internal Revenue Code.

                                                      Assuming Guaranteed             Assuming Guaranteed
                                                 Charges and 0% Gross Return     Charges and 10% Gross Return
                                   Premiums    ------------------------------    ----------------------------
   End          Age             Accumulated                    Net                             Net
    of    Beginning                   at 5%      Policy       Cash        Net     Policy       Cash      Net
Policy           of       Net      Interest     Account  Surrender      Death    Account  Surrender    Death
  Year         Year    Outlay      Per Year       Value      Value    Benefit      Value      Value  Benefit
------    ---------    ------   -----------    --------  ---------  ---------    -------  ---------  -------
     1           40     7,086         7,440       5,185          0    500,000      5,766          0  500,000
     2           41     7,086        15,252      10,190      4,521    500,000     11,908      6,240  500,000
     3           42     7,086        23,455      15,028     10,067    500,000     18,470     13,510  500,000
     4           43     7,086        32,068      19,686     15,434    500,000     25,470     21,218  500,000
     5           44     7,086        41,111      24,150     20,607    500,000     32,927     29,384  500,000
     6           45     7,086        50,607      28,401     25,567    500,000     40,858     38,023  500,000
     7           46     7,086        60,578      32,416     30,290    500,000     49,277     47,151  500,000
     8           47     7,086        71,047      36,165     35,102    500,000     58,196     57,133  500,000
     9           48     7,086        82,039      39,611     39,257    500,000     67,621     67,267  500,000
    10           49     7,086        93,581      42,708     42,708    500,000     77,551     77,551  500,000
    15           54     7,086       160,547      55,270     55,270    500,000    140,444    140,444  500,000
    20           59     7,086       246,015      49,220     49,220    500,000    224,603    224,603  500,000
    25           64     7,086       355,096           0          0    500,000    333,110    333,110  500,000
    30           69     7,086       494,314           0          0          0    506,293    506,293  528,181

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


-----------------------
126 P R O S P E C T U S                                      A P P E N D I C E S
-----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

               Male Issue Age 58, Preferred Plus Underwriting Risk
              Female Issue Age 54, Preferred Plus Underwriting Risk

                              $500,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $7,085.84

        These values reflect CURRENT cost of insurance and other charges
                Using the Guideline Premium Test as defined under
                   Section 7702 of the Internal Revenue Code.

                                                       Assuming Current                  Assuming Current
                                                 Charges and 0% Gross Return      Charges and 10% Gross Return
                                   Premiums    ------------------------------    ------------------------------
   End          Age             Accumulated                    Net                             Net
    of    Beginning                   at 5%      Policy       Cash        Net     Policy       Cash        Net
Policy           of       Net      Interest     Account  Surrender      Death    Account  Surrender      Death
  Year         Year    Outlay      Per Year       Value      Value    Benefit      Value      Value    Benefit
------    ---------    ------   -----------    --------  ---------  ---------    -------  ---------    -------
     1           40     7,086         7,440       5,200          0    505,309      5,782          0    505,846
     2           41     7,086        15,252      10,315      4,646    510,431     12,045      6,376    512,067
     3           42     7,086        23,455      15,338     10,378    515,462     18,821     13,861    518,799
     4           43     7,086        32,068      20,265     16,014    520,397     26,148     21,897    526,078
     5           44     7,086        41,111      25,089     21,546    525,229     34,063     30,520    533,942
     6           45     7,086        50,607      29,806     26,971    529,955     42,610     39,776    542,435
     7           46     7,086        60,578      34,407     32,281    534,566     51,834     49,708    551,600
     8           47     7,086        71,047      38,886     37,824    539,055     61,781     60,718    561,484
     9           48     7,086        82,039      43,246     42,891    543,424     72,514     72,160    572,149
    10           49     7,086        93,581      47,477     47,477    547,667     84,090     84,090    583,652
    15           54     7,086       160,547      71,257     71,257    571,401    163,321    163,321    662,248
    20           59     7,086       246,015      93,412     93,412    593,654    285,533    285,533    783,668
    25           64     7,086       355,096     105,709    105,709    606,181    462,250    462,250    959,349
    30           69     7,086       494,314      91,549     91,549    592,603    701,022    701,022  1,197,022

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                         -----------------------
A P P E N D I C E S                                      P R O S P E C T U S 127
                                                         -----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

               Male Issue Age 58, Preferred Plus Underwriting Risk
              Female Issue Age 54, Preferred Plus Underwriting Risk

                              $500,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $7,085.84

      These values reflect GUARANTEED cost of insurance and other charges
                Using the Guideline Premium Test as defined under
                   Section 7702 of the Internal Revenue Code.

                                                      Assuming Guaranteed             Assuming Guaranteed
                                                 Charges and 0% Gross Return     Charges and 10% Gross Return
                                   Premiums    ------------------------------    ----------------------------
   End          Age             Accumulated                    Net                             Net
    of    Beginning                   at 5%      Policy       Cash        Net     Policy       Cash      Net
Policy           of       Net      Interest     Account  Surrender      Death    Account  Surrender    Death
  Year         Year    Outlay      Per Year       Value      Value    Benefit      Value      Value  Benefit
------    ---------    ------   -----------    --------  ---------  ---------    -------  ---------  -------
     1           40     7,086         7,440       5,185          0    505,296      5,766          0  505,831
     2           41     7,086        15,252      10,188      4,519    510,313     11,906      6,237  511,939
     3           42     7,086        23,455      15,020     10,060    515,159     18,460     13,500  518,457
     4           43     7,086        32,068      19,666     15,415    519,821     25,444     21,193  525,404
     5           44     7,086        41,111      24,110     20,567    524,282     32,871     29,328  532,792
     6           45     7,086        50,607      28,329     25,495    528,519     40,750     37,916  540,633
     7           46     7,086        60,578      32,295     30,169    532,506     49,086     46,960  548,929
     8           47     7,086        71,047      35,974     34,911    536,209     57,875     56,812  557,679
     9           48     7,086        82,039      39,323     38,969    539,585     67,103     66,749  566,869
    10           49     7,086        93,581      42,286     42,286    542,580     76,742     76,742  576,473
    15           54     7,086       160,547      53,247     53,247    553,695    134,988    134,988  634,456
    20           59     7,086       246,015      42,872     42,872    543,853    198,353    198,353  697,929
    25           64     7,086       355,096           0          0          0    229,779    229,779  730,289
    30           69     7,086       494,314           0          0          0    154,292    154,292  657,429

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


-----------------------
128 P R O S P E C T U S                                      A P P E N D I C E S
-----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

               Male Issue Age 58, Preferred Plus Underwriting Risk
              Female Issue Age 54, Preferred Plus Underwriting Risk

                              $500,000 Face Amount

                             Death Benefit Option 3

                           Target Premium = $7,085.84

        These values reflect CURRENT cost of insurance and other charges
                Using the Guideline Premium Test as defined under
                   Section 7702 of the Internal Revenue Code.

                                                       Assuming Current                  Assuming Current
                                                 Charges and 0% Gross Return      Charges and 10% Gross Return
                                   Premiums    ------------------------------    ------------------------------
   End          Age             Accumulated                    Net                             Net
    of    Beginning                   at 5%      Policy       Cash        Net     Policy       Cash       Net
Policy           of       Net      Interest     Account  Surrender      Death    Account  Surrender     Death
  Year         Year    Outlay      Per Year       Value      Value    Benefit      Value      Value   Benefit
------    ---------    ------   -----------    --------  ---------  ---------    -------  ---------   -------
     1           40     7,086         7,440       5,200          0    507,086      5,782          0   507,086
     2           41     7,086        15,252      10,315      4,646    514,172     12,045      6,376   514,172
     3           42     7,086        23,455      15,338     10,378    521,258     18,821     13,861   521,258
     4           43     7,086        32,068      20,264     16,013    528,343     26,148     21,896   528,343
     5           44     7,086        41,111      25,086     21,543    535,429     34,062     30,519   535,429
     6           45     7,086        50,607      29,800     26,966    542,515     42,609     39,775   542,515
     7           46     7,086        60,578      34,397     32,272    549,601     51,832     49,707   549,601
     8           47     7,086        71,047      38,869     37,806    556,687     61,781     60,718   556,687
     9           48     7,086        82,039      43,218     42,864    563,773     72,518     72,163   563,773
    10           49     7,086        93,581      47,435     47,435    570,858     84,101     84,101   570,858
    15           54     7,086       160,547      71,052     71,052    606,288    163,556    163,556   606,288
    20           59     7,086       246,015      92,729     92,729    641,717    287,322    287,322   641,717
    25           64     7,086       355,096     103,283    103,283    677,146    472,796    472,796   677,146
    30           69     7,086       494,314      81,000     81,000    712,575    757,602    757,602   789,938

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                         -----------------------
A P P E N D I C E S                                      P R O S P E C T U S 129
                                                         -----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

               Male Issue Age 58, Preferred Plus Underwriting Risk
              Female Issue Age 54, Preferred Plus Underwriting Risk

                              $500,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $7,085.84

      These values reflect GUARANTEED cost of insurance and other charges
                Using the Guideline Premium Test as defined under
                   Section 7702 of the Internal Revenue Code.

                                                      Assuming Current                 Assuming Current
                                                 Charges and 0% Gross Return     Charges and 10% Gross Return
                                   Premiums    ------------------------------    ----------------------------
   End          Age             Accumulated                    Net                             Net
    of    Beginning                   at 5%      Policy       Cash        Net     Policy       Cash      Net
Policy           of       Net      Interest     Account  Surrender      Death    Account  Surrender    Death
  Year         Year    Outlay      Per Year       Value      Value    Benefit      Value      Value  Benefit
------    ---------    ------   -----------    --------  ---------  ---------    -------  ---------  -------
     1           40     7,086         7,440       5,185          0    507,086      5,766          0  507,086
     2           41     7,086        15,252      10,187      4,518    514,172     11,905      6,237  514,172
     3           42     7,086        23,455      15,017     10,057    521,258     18,459     13,499  521,258
     4           43     7,086        32,068      19,659     15,408    528,343     25,441     21,189  528,343
     5           44     7,086        41,111      24,095     20,552    535,429     32,864     29,322  535,429
     6           45     7,086        50,607      28,300     25,465    542,515     40,740     37,906  542,515
     7           46     7,086        60,578      32,243     30,117    549,601     49,073     46,947  549,601
     8           47     7,086        71,047      35,886     34,823    556,687     57,860     56,797  556,687
     9           48     7,086        82,039      39,180     38,826    563,773     67,092     66,738  563,773
    10           49     7,086        93,581      42,062     42,062    570,858     76,744     76,744  570,858
    15           54     7,086       160,547      51,730     51,730    606,288    135,612    135,612  606,288
    20           59     7,086       246,015      35,244     35,244    641,717    203,770    203,770  641,717
    25           64     7,086       355,096           0          0          0    254,418    254,418  677,146
    30           69     7,086       494,314           0          0          0    216,542    216,542  712,575

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


-----------------------
128 P R O S P E C T U S                                      A P P E N D I C E S
-----------------------

--------------------------------------------------------------------------------
      APPENDIX B
      USES OF LIFE INSURANCE
--------------------------------------------------------------------------------

Because the policy provides a death benefit and cash surrender value, the policy can be used for various individual and business planning purposes. Purchasing the policy in part for such purposes entails certain risks, particularly if the policy's cash surrender value, as opposed to its death benefit, will be the principal policy feature used for such planning purposes. If Policy Premiums are not paid, the investment performance of the Variable Investment Options to which Policy Account Value is allocated is poorer than anticipated, or insufficient cash surrender value is maintained, then the policy may lapse or may not accumulate sufficient values to fund the purpose for which the policy was purchased. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Park Avenue Life.

The following are examples of ways in which the policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.

Family Income Protection

Life insurance may be purchased on the lives of a family's income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured's income.

Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.

Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured's death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.


                                                         -----------------------
A P P E N D I C E S                                      P R O S P E C T U S 131
                                                         -----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX B

Uses of Life Insurance (continued)

Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Deferred Compensation Plans

Life insurance may be purchased to fund a Deferred Compensation Plan, or Selective Incentive Plan, for key employees. A Deferred Compensation Plan, or Selective Incentive Plan, is a written agreement between an employer and an executive. The employer makes an unsecured promise to make future benefit payments to a key executive if the executive meets certain stated requirements.

    Under this type of plan, a company purchases a cash value life insurance policy insuring an executive's life to (1) informally fund the promised benefits and (2) recover its plan costs at the death of the executive. The policy cash values may be used to help pay the promised benefits to the executive. In the event that the executive dies prior to retirement, the policy death benefits can be used to fund survivor benefits.

Split Dollar Plans

Life insurance may be purchased by an employer on the life of an employee under a Split Dollar Plan. In a Split Dollar Plan, the employer advances the executive the premium on a life insurance policy. Both the employer and the executive share the cash value and death benefit under the policy. Generally, the employer has rights to the cash value and death benefit equal to its advances. The balance of the cash value and death benefit belong to the executive.

    The executive receives an economic benefit for which he or she must contribute into the plan or pay income tax. The economic benefit is equal to the term value of the death benefit assuming taxation under IRS Revenue Rulings and IRC Section 72. Different results are possible if these or other code sections are applied or amended.

Executive Bonus Plans

Life Insurance may be purchased by an employee with funds provided by his or her employer for that purpose. An Executive Bonus plan involves an employer providing an executive with additional compensation to enable the executive to pay premiums on a life insurance policy. The bonus is tax deductible by the employer and received as taxable income by the executive.


-----------------------
132 P R O S P E C T U S                                      A P P E N D I C E S
-----------------------

--------------------------------------------------------------------------------
      APPENDIX C
      ADDITIONAL BENEFITS BY RIDER
--------------------------------------------------------------------------------

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC's standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are deducted monthly from policy account value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states. Terms and conditions may vary from state to state.

Survivorship Adjustable Annual Renewable Term (SAART) rider -- this rider, available only at issue, provides term insurance coverage to the insured's age
80. Coverage under this rider has no cash value associated with it. If you have purchased an additional sum insured you cannot have an SAART rider. If SAART coverage is greater than basic sum insured coverage, you cannot purchase a guaranteed coverage rider.

Guaranteed Coverage rider ("GCR") -- this rider, available with death benefit option 1 and at issue only, guarantees that the policy will remain in force even if the net cash surrender value is less than the current monthly deduction, provided the GCR requirement, as described in the rider, is met. It is not available if coverage under the additional sum insured or SAART rider, or any single life term rider, is greater than the basic sum insured at issue.

Select Security rider -- this rider, used in split dollar cases, is an endorsement that prevents the policy owner from making certain policy changes without the consent of the policy owner's employer. There is no charge for this rider.

Exchange of Insureds rider -- this rider gives the policy owner the right to exchange the policy for a new one on the life of a substitute insured. The exercise of this rider will be treated as a taxable exchange for federal income tax purposes.

Single Life Term rider -- this adjustable, annually renewable term rider, available only at issue, provides a level death benefit on the life of one or both of the insureds to age 85. The policyowner can purchase one rider for one of the insureds or two riders, one for each of the insureds. The minimum face amount is $25,000 and the maximum face amount is the sum of the basic sum insured, any additional sum insured and any policy segments.

Policy Split Option -- this rider, which is only available if the insureds are spouses, and if neither insured is in the uninsurable risk class, allows the policyowner to split the policy into two single traditional whole life policies, each having the same policy date as the original policy. There is no charge for this option. Certain conditions must be satisfied before the policy split option can be exercised. These conditions include the following:

o The basic policy and this rider must be in force, with all due monthly deductions paid to the exchange date.

o Both of the insureds under this policy must be living on the exchange date.

o The owner of each new policy must have an insurable interest in the insured's life.

o The owner of each new policy and the insured must sign the application for the new policy.

o     Any assignee must agree in writing to the exchange.

o You must provide satisfactory evidence of insurability if the face amount of a new policy received in exchange for your SVUL policy exceeds 50% of the face amount (plus any survivorship adjustable annual renewable term insurance) of your SVUL policy.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.


                                                         -----------------------
A P P E N D I C E S                                      P R O S P E C T U S 133
                                                         -----------------------

--------------------------------------------------------------------------------
      APPENDIX D
--------------------------------------------------------------------------------

   REPRESENTATIVE FIRST YEAR SURRENDER CHARGES RATES PER $1,000 OF FACE AMOUNT

                 Males                  Females                    Unisex
        --------------------    --------------------     -----------------------
        Preferred                Preferred                Preferred
             Plus                     Plus                     Plus
              and                      and                      and
  Age   Preferred   Standard     Preferred   Standard     Preferred     Standard
 ----   ---------   --------     ---------   --------     ---------     --------
   25        0.07       0.09          0.06       0.07          0.07         0.09
   30        0.08       0.10          0.07       0.09          0.08         0.10
   35        0.10       0.12          0.08       0.10          0.09         0.12
   40        0.12       0.15          0.09       0.12          0.11         0.14
   45        0.13       0.18          0.10       0.14          0.13         0.17
   50        0.19       0.24          0.15       0.19          0.18         0.23
   55        0.24       0.31          0.19       0.25          0.23         0.30
   60        0.30       0.38          0.24       0.30          0.29         0.36
   65        0.35       0.44          0.28       0.35          0.34         0.43

                                     PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

     Under Article VIII of GIAC's By-Laws, as supplemented by Section 3.2 of GIAC's Certificate of Incorporation, any past or present director or officer of GIAC (including persons who serve at GIAC's request or for its benefit as directors or officers of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by such Covered Person in connection with any action, suit or proceeding to which such Covered Person may be a party or otherwise involved by reason of being or having been a Covered Person. However, this provision does not protect a Covered Person against any liability to either GIAC or its stockholder to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office. This provision does protect a director of GIAC against any liability to GIAC or its stockholder for monetary damages or for breach of fiduciary duty as a director of GIAC, except for liability (i) for any breach of the director's duty of loyalty to GIAC or its stockholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                      REPRESENTATION PURSUANT TO SECTION 26

GIAC hereby presents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     Cross-reference to items required by Form N-8B-2.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation pursuant to Section 26 of The Investment Company Act of 1940.

     The signatures.

     Written consents of the following persons:
     Richard T. Potter, Jr., Esq.
     Charles G. Fisher, FSA, MAAA
     PricewaterhouseCoopers LLP

     The following exhibits:

     1.A   (1)       Resolution of the Board of Directors of The Guardian
                     Insurance & Annuity Company, Inc. establishing The
                     Guardian Separate Account N.
           (2)       Not Applicable.*
           (3)(a),
           (b), (c),
           (d) and
           (e)       Distribution Agreements.*
           (4)       Not Applicable.
           (5)       Specimen of the Flexible Premium Adjustable Survivorship
                     Variable Whole Life Insurance Policy.*
           (6)(a)    Certificate of Incorporation of The Guardian Insurance &
                     Annuity Company, Inc.*
           (6)(a)(i) Certificate of Amendment of Certificate of Incorporation of
                     The Guardian Insurance & Annuity Company, Inc.
           (6)(b)    By-laws of The Guardian Insurance & Annuity Company, Inc.
           (7)       Not Applicable.*
           (8)       Amended and Restated Agreement for Services and
                     Reimbursement Therefor between The Guardian Life Insurance
                     Company of America and The Guardian Insurance & Annuity
                     Company, Inc.*
           (9)       Not Applicable.
           (10)      Form of Application for the Flexible Premium Survivorship
                     Adjustable Variable Whole Life Policy.*
           (11)      Memorandum on the Policy's Issuance, Transfer and
                     Redemption Procedures and on the Method of Computing Cash
                     Adjustments upon Exchange of the Policy.*

     2.    See Exhibit 1.A(5).
     3. (a)Opinion of Richard T. Potter, Jr., Esq.**
     3. (b)Consent of Richard T. Potter, Jr., Esq.
     4.    None.
     5.    Not Applicable.
     6.    Opinion and Consent of Charles G. Fisher, F.S.A., MAAA
     7.    Consent of PricewaterhouseCoopers LLP
     8. Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.*


        (a)Powers of Attorney for Armand M. de Palo and Dennis J. Manning***

        (b)Powers of Attorney for Joseph A. Caruso and Gary B. Lenderink


-----------------
* Incorporated by reference to the Registration Statement filed on Form S-6 filed by the Registrant on April 21, 2000 (Registration No. 333-35350).

** Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on form S-6 Filed by the Registrant on July 17, 2000 (Registration No. 333-35350)


*** Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on form S-6 by the Registrant on April 25, 2001 (Registration No. 333-35350)

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Guardian Separate Account N, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 2 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 26th day of April, 2002.



                                  THE GUARDIAN SEPARATE ACCOUNT N
                                        (Name of Registrant)


                                  THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                               (Name of Depositor)

                                  By:    /s/ Bruce C. Long
                                     -------------------------------------
                                             Bruce C. Long
                                             Executive Vice President,
                                             Equity Products

     Attest:   /s/ Sheri L. Kocen
            ---------------------------------
                SHERI L. KOCEN

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.




      /s/ Joseph D. Sargent*          Chief Executive Officer and Director
-----------------------------------
         Joseph D. Sargent
   (Principal Executive Officer)



       /s/ Frank J. Jones*            Executive Vice President, Chief Investment
-----------------------------------   Officer and Director
          Frank J. Jones
   (Principal Financial Officer)


       /s/ Edward K. Kane*            Executive Vice President
-----------------------------------   and Director
          Edward K. Kane


        /s/ Frank L. Pepe             Vice President and Controller
-----------------------------------
           Frank L. Pepe
  (Principal Accounting Officer)


       /s/ Bruce C. Long              Director
-----------------------------------
          Bruce C. Long


      /s/ Armand M. de Palo*          Director
-----------------------------------
         Armand M. de Palo


      /s/ Dennis J. Manning*          Director
-----------------------------------
         Dennis J. Manning




     /s/ Joseph A. Caruso             Senior Vice President, Corporate Secretary
-----------------------------------   and Director
         Joseph A. Caruso


     /s/ Gary B. Lenderink            Director
-----------------------------------
         Gary B. Lenderink



*By:    /s/ Bruce C. Long                               Date: April 26, 2002
      ---------------------------------
            Bruce C. Long
            Executive Vice President,
            Equity Products
      Pursuant to Power of Attorney

                         THE GUARDIAN SEPARATE ACCOUNT N

                                  EXHIBIT INDEX

Exhibit
Number                       Description                                   Page*


1.A.(6)(a)(i)  Certificate of Amendment of Certificate of Incorporation of the
               Guardian Insurance & Annuity Company, Inc.


3. (b)         Consent of Richard T. Potter, Jr.
6.             Opinion and Consent of Charles G. Fisher, F.S.A., MAAA
7.             Consent of PriceWaterhouseCoopers LLP
8.             Powers of Attorney